PRINCIPAL® EXECUTIVE VARIABLE UNIVERSAL LIFE III

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
(the "Policy")

Issued by Principal Life Insurance Company (the “Company”) through its

Principal Life Insurance Company Variable Life Separate Account

This prospectus is dated March 31, 2020

This prospectus describes an individual flexible premium variable universal life insurance policy offered by the Company. As in the case of other life insurance policies, it may not be in your best interest to buy this Policy as a replacement for, or in addition to, existing insurance coverage. The Policy involves investment risk, including possible loss of principal.

The Policy is designed for ownership by corporations, employers, trusts, associations or similar entities in connection with financing non-qualified executive deferred compensation plans, salary continuation plans, post-employment benefits or similar purposes.
This prospectus provides information that you should know before buying a Policy. It is accompanied by current prospectuses for the underlying mutual funds that are available as investment options under the Policy. Please read these prospectuses carefully and keep them for future reference.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved this security or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

No person is authorized to give any information or to make any representation in connection with this Policy other than those contained in this prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual shareholder reports for underlying mutual funds available as investment options under your life insurance policy or annuity contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive such reports electronically, you will not be affected by this change, and you do not need to take any action. If you have not previously elected electronic delivery, you may elect to receive reports and other communications from the Company electronically by following the instructions provided by the Company. You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of the reports, you can inform the Company by calling 1-800-247-9988 if you have a life insurance policy or 1-800-852-4450 if you have an annuity contract. Your election to receive reports in paper will apply to all underlying mutual funds available as investment options under your life insurance policy or annuity contract.

SUMMARY: BENEFITS AND RISKS

This is a brief summary of the Policy’s features. More detailed information follows later in this prospectus.
Examination Offer (Free-Look Provision)
Under state law, you have the right to return the Policy for any reason during the examination offer period (a “free look”). Please see SURRENDERS AND PARTIAL SURRENDERS - Examination Offer (Free-Look Provision) for more information.
POLICY BENEFITS

Death Benefits and Proceeds
The Company guarantees to pay a death benefit for as long as the Policy is in force. The death proceeds are paid to the beneficiary(ies) when the insured dies. Death proceeds, calculated as of the date of death of the insured, are A minus B minus C where:

•	A is the death benefit plus any proceeds from any benefit rider on the Insured's life;

•	B is any loan indebtedness;

•
C if the Insured's death occurs during a grace period, is the lesser of any overdue monthly policy charges and, if applicable, the amount required to meet any Death Benefit Guarantee Premium Requirement.

Death proceeds are paid in cash. The Policy provides for three death benefit options. A death benefit option is elected on the application. Subject to certain conditions the death benefit option may be changed after the Policy has been issued.
Premium Payment Flexibility
You may choose the amount and frequency of premium payments (subject to certain limitations).
Policy Values
The policy value reflects your premium payments, partial surrenders, policy loans, unpaid loan interest, policy expenses, interest credited to the fixed account, and the investment experience of the divisions. There is no guaranteed minimum division value.
Policy Loans
A loan may be taken using the Policy as collateral. The maximum loan amount is 90% of the loan value.
Full Surrender
The Policy may be surrendered and any net surrender value paid to the owner. No surrender charge is imposed on a full surrender.
Partial Surrender
On or after the first policy anniversary, a Policy may be partially surrendered and the proceeds paid to the owner. No surrender charge is imposed on a partial surrender; however, a transaction fee of the lesser of $25 or 2% of the amount surrendered is imposed on each unscheduled partial surrender after the second unscheduled partial surrender in a policy year.
Adjustment Options
The total face amount may be requested subject to certain conditions.
Total Face Amount Increase
The minimum amount of an increase is $10,000 and is subject to our underwriting guidelines in effect at the time the increase is requested.
Total Face Amount Decrease
On or after the first policy anniversary, a decrease in total face amount may be requested if the request does not decrease the total face amount below $100,000.
Maturity Proceeds
If your Policy is in force and the insured is living on the policy maturity date shown on the data pages, you may elect to be paid the maturity proceeds, which are equal to the net surrender value. Maturity proceeds are paid in lump sum.

The maturity date extension provision automatically extends the policy beyond the policy maturity date as long as the policy is still in force and the insured is living on the policy maturity date. The policy will then terminate upon the insured’s death. No monthly policy charges are deducted after the policy maturity date. No additional premium payments are allowed, except as needed to keep the policy from lapsing, adjustment options are not available and the death benefit option is changed to Death Benefit Option 1. All division and fixed account values will be transferred to the money market division and no further transfers are allowed. You may choose not to extend the policy maturity date and instead receive the maturity proceeds. There is no charge for this provision.
Optional Insurance Benefits Summary
Terms and conditions of optional insurance benefits are more fully described under General Description of the Policy - Optional Insurance Benefits, and detailed information may be obtained from a registered representative or Us. The cost, if any, of an additional insurance benefit is deducted from Your Policy Value. See SUMMARY: FEE TABLES for current and maximum charges.

Name	Description	Availability
Change of Insured Rider	allows the business to change the insured when an employee leaves employment or ownership of the business changes	• available on business owned Policies • may be added at any time prior to the proposed insured’s attained age 69
Death Benefit Guarantee Rider	provides that your Policy will not lapse before the Insured attains age 85 if premiums paid equal or exceed the Death Benefit Guarantee Premium Requirement	• automatically made a part of the Policy at issue, subject to certain premium requirements • may not be added after the Policy has been issued
Enhanced Cash Surrender Value Rider	If you surrender a Policy in full, we will pay an amount in addition to the net policy value	• Underwriting guidelines and plan premium levels determine availability to select the enhanced cash surrender options. Contact your registered representative for more information.
Life Paid-Up Rider (Overloan Protection)	Under certain circumstances, can guarantee the Policy will not lapse when there is large loan indebtedness by converting the Policy to paid-up life insurance	• may be elected at any time prior to the policy maturity date
Supplemental Benefit Rider	provides additional insurance (total face amount) at a reduced cost	• Our approval, under our then current underwriting guidelines, is required to add this rider.
POLICY RISKS

General Account
The Company's general obligations and any guaranteed benefits under the Policy are supported by our general account (and not by the separate account) and are subject to the Company's claims-paying ability. A Policy owner should look to the financial strength of the Company for its claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular Policy or obligation. General account assets are also available to the Company's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the underlying mutual funds.
Policy Termination (Lapse)
A Policy may be at risk of terminating (meaning you will no longer have any life insurance coverage) due to insufficient premium payments, poor investment results, partial surrenders, or loan indebtedness. If a Policy is at risk of terminating, we will notify you and any assignee on record. If you do not make a required premium payment by the end of the grace period (as described the section Policy Termination and Reinstatement), your Policy will terminate. A Policy may be reinstated within three years after it has lapsed, subject to certain conditions.
The Policy also terminates: when you make a full Policy surrender, when death proceeds are paid, and when the maturity proceeds are paid. When the Policy terminates, all privileges and rights of the owner(s) and all optional insurance benefits will end.

Limitations on Access to Surrender Value
Unscheduled Partial Surrenders

•
Each unscheduled partial surrender may not be less than $500. Each unscheduled partial surrender may not be greater than 90% of the net policy value (as of the effective date of the unscheduled partial surrender).

•	The policy value will be reduced by the amount of the unscheduled partial surrender plus any transaction fee.

•	A transaction fee of the lesser of $25 or 2% of the amount surrendered is imposed on each unscheduled partial surrender after the second unscheduled partial surrender in a policy year.

•	The total face amount may be reduced by the amount of each unscheduled partial surrender.
Scheduled Partial Surrenders

•	Partial surrenders may be scheduled on a monthly, quarterly, semiannual, or annual basis.

•	Each scheduled partial surrender may not be greater than 90% of the net policy value (as of the effective date of the scheduled partial surrender).

•	The total face amount may be reduced by the amount of each scheduled partial surrender.

•	The policy value will be reduced by the amount of any scheduled partial surrender.
Full Surrenders
We will pay the net surrender value at the end of the valuation period during which we receive the surrender request.
Adverse Tax Consequences
Termination of the Policy for any reason other than death of the insured may have adverse tax consequences. If the amount received by the policy owner plus any loan indebtedness exceeds the premiums paid into the Policy, then the excess generally will be treated as taxable income.
Distributions from a Modified Endowment Contract during the life of the insured are taxed as if the Policy is a deferred annuity, therefore partial surrenders and loans may be taxable as ordinary income to the extent there are earnings in the Policy.
Federal estate taxes and state and local estate, inheritance and other taxes may become due depending on applicable law and your circumstances or the circumstances of the Policy’s beneficiary(ies) if you or the insured dies.
There are other tax issues to consider when you own a life insurance policy. These are described in more detail in TAX ISSUES RELATED TO THE POLICY.
Risks of Poor Investment Performance
Your Policy value will fluctuate depending on the investment performance of the divisions to which you allocate your premium payments. Poor investment performance could diminish your entire Policy value and death benefit.
Positive investment performance does not guarantee that your Policy value will equal the total of your premium payments after deducting applicable Policy and rider charges. Certain Policy and rider charges are higher during earlier policy years than during subsequent policy years. This has a more negative impact on Policy value during earlier policy years, making the Policy not suitable as a short-term savings vehicle.
General Risks of Underlying Mutual Funds
A comprehensive discussion of the risks of each underlying mutual fund may be found in the underlying mutual fund’s prospectus, which accompanies this prospectus. You may also request copies of underlying mutual fund prospectuses from us without charge.
As with all mutual funds, as the value of an underlying mutual fund’s assets rise or fall, the fund’s share price changes. If you sell your units in a division (each of which invests in an underlying mutual fund) when their value is less than the price you paid, you will lose money.
Equity Funds
The biggest risk is that the fund’s returns may vary, and you could lose money. The equity funds are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices. The value of an underlying mutual fund’s portfolio may decrease if the value of an individual company in the portfolio decreases. The value of an underlying mutual fund’s portfolio could also decrease if the stock market goes down.

Income Funds
A fundamental risk of fixed-income securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the underlying mutual fund’s share price may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due.
International Funds
The international underlying mutual funds have significant exposure to foreign markets. As a result, their returns and price per share may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.
Funds of Funds
A fund of funds is subject to the particular risks of the underlying funds in the proportions in which the fund of funds invests in them, and its share prices will fluctuate as the prices of underlying funds shares rise or fall with changing market conditions. In addition, a fund of funds indirectly bears its pro rata share of the management fees incurred by the underlying funds. Thus, the cost of investing in a fund of funds will generally be higher than the cost of investing in a fund that invests directly in individual stocks and bonds. Additionally, management of funds of funds often entail potential conflicts of interest: such funds often invest in affiliated underlying funds; moreover, the fund of funds' advisor and its affiliates may earn different fees from different underlying funds and may have an incentive to allocate more assets to underlying funds from which they receive higher fees.
Conflicts of Interest Related to Underlying Mutual Funds
Compensation and Underlying Mutual Fund Selection
When selecting the underlying mutual funds, we consider each such fund’s investment strategy, asset class, manager’s reputation, and performance. We also consider the amount of compensation that we receive from the underlying mutual funds, their advisers, sub-advisers, or their distributors, which can be significant. Additionally, we offer certain underlying mutual funds at least in part because they are managed by an affiliate.
Compensation We Receive from Underlying Mutual Funds
The Company and certain of our affiliates receive compensation from certain underlying mutual funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of an underlying mutual fund’s assets and is as much as 0.25% of the average net assets of an underlying mutual funds that are attributable to the variable life insurance products issued by us and our affiliates that offer the particular fund (the Company’s variable contracts). An investment in an underlying mutual funds with a 12b-1 fee will increase the cost of your investment.
Compensation We Receive from Underlying Mutual Fund Advisors
We and certain of our affiliates also receive compensation from the advisers and sub-advisers to some of the underlying mutual funds. We use this compensation for such purposes as paying expenses that we incur in promoting, issuing, distributing and administering the Policy and providing services on behalf of the underlying mutual funds in our role as intermediary. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation. Such compensation is not reflected in an underlying mutual fund's expenses in cases where it is not paid directly out of such fund’s assets, or if it is derived, in whole or in part, from the advisory fee deducted from fund assets. Owners, through their indirect investment in the underlying mutual funds, bear the costs of these advisory fees.
Other Conflicts of Interest
The underlying mutual funds are available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the separate account and other separate accounts of the Company. Although we do not anticipate any disadvantages to these arrangements, it is possible that a material conflict may arise between the interests of the separate account and one or more of the other separate accounts participating in the underlying mutual funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect owners and payees, including withdrawing the Separate Account from participation in the underlying mutual funds involved in the conflict or substituting shares of other funds.

SUMMARY: FEE TABLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy.
This table describes the fees and expenses that you will pay at the time that you buy the Policy, pay premiums, surrender the Policy, or transfer cash value between investment options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Sales Charge(1)	upon receipt of premium
Maximum		6.50% of premium paid(2)
Current		6.50% of premium paid(2)
Taxes (federal, state and local)	upon receipt of premium
Maximum		3.25% of premium paid
Current		3.25% of premium paid
Transaction Fee for Unscheduled Partial Surrender	from each unscheduled partial surrender after the second unscheduled partial surrender in a policy year
Maximum		The lesser of $25 or 2% of the amount surrendered
Current		The lesser of $25 or 2% of the amount surrendered
Transfer Fee for Unscheduled Division Transfer(3)	upon each unscheduled division transfer after the first unscheduled division transfer in a policy month
Maximum		$25 per unscheduled transfer
Current		None
Optional Insurance Benefits
Life Paid-Up Rider	on the date rider benefit begins
Maximum (if Policy is issued with the guideline premium/cash value corridor test)(4)		7.50% of policy value
Maximum (if the Policy is issued with the cash value accumulation test)(4)		13.50% of policy value
Current (if Policy is issued with the guideline premium/cash value corridor test)(4)		5.50% of policy value
Current (if the Policy is issued with the cash value accumulation test)(4)		9.50% of policy value

This table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including underlying mutual fund fees and expenses.

Periodic Charges Other Than Underlying Mutual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance	monthly
Maximum		$83.33 per $1,000 of net amount at risk
Minimum		$0.00167 per $1,000 of net amount at risk
Current Charge for Representative Insured(5)		$0.00667 per $1,000 of net amount at risk
Asset Based Charge	monthly
Maximum		0.35% of Division value per year
Current Charge		Yr 1-5: 0.35% of Division value per year Yr 6-15: 0.30% of Division value per year Yr 16+: 0.25% of Division value per year
Monthly Policy Issue Charge (except as noted below)(7)	monthly
Maximum		$0.67709 per $1,000 of total face amount
Minimum		$0.02667 per $1,000 of total face amount
Current Charge for Representative Insured(5)		$0.05 per $1,000 of total face amount
Monthly Policy Issue Charge, for Policies with the Supplemental Benefit Rider.
Maximum		$0.67709 per $1,000 of total face amount
Minimum		$0.02667 per $1,000 of total face amount
Current Charge for Representative Insured(5)		$0.05 per $1,000 of total face amount
Net Policy Loan Charge(6)	annually (accrued daily)
Maximum		1.0% of loan indebtedness per year(7)
Current		1.0% of loan indebtedness per year(7)
Optional Insurance Benefits
Supplemental Benefit Rider (Cost of Supplemental Insurance)	monthly
Maximum		$83.33 per $1,000 of net amount at risk
Minimum		$0.0006 per $1,000 of net amount at risk
Current Charge for Representative Insured(5)		$0.002 per $1,000 of net amount at risk

(1)	The Sales Charge varies over time and also varies with the existence of the supplemental benefit rider, as described in CHARGES AND DEDUCTIONS - Premium Expense Charge.

(2)	Premium paid up to target premium. The maximum sales charge on premium paid in excess of target premium is 3.00%.

(3)
In addition to the fees shown, additional transfer fees or restrictions may be imposed by federal regulators, state regulators and/ or sponsors of the underlying mutual funds. See GENERAL DESCRIPTION OF THE POLICY.

(4)	For more information regarding the guideline premium/cash value corridor test and the cash value accumulation test, see DEATH BENEFITS AND POLICY VALUES - IRS Definition of Life Insurance.

(5)
Current charges reflect the charges in effect as of the date of this prospectus for a Representative Insured, which is a 45 year-old male in with a risk classification of preferred non-tobacco for policy year one. This charge varies based on individual characteristics, within the minimum and maximum shown. As a result, the current charge shown in the table may not be representative of the charge that you will pay. To obtain more information about the charge that would apply to you, contact your registered representative or call 1-800-247-9988 and request personalized illustrations.

(6)	The difference between the interest charged on the loan indebtedness and the interest credited to the loan account.

(7)	This charge decreases after policy year ten.

Minimum and Maximum Total Operating Expenses
The following table shows the minimum and maximum total operating expenses charged by any of the underlying mutual funds that you may pay periodically during the time that you own the Policy. More detail concerning the fees and expenses of each underlying mutual fund is contained in its prospectus. None of the mutual funds underlying the policy impose a short-term redemption fee, although the managers of such funds reserve the right to assess such a fee in the future.

Annual Underlying Mutual Fund Operating Expenses as of December 31, 2019	Minimum	Maximum
Total annual underlying mutual fund operating expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.16%	1.92%
Some of the underlying mutual funds are “funds of funds.” A fund of funds is a mutual fund that invests primarily in a portfolio of other mutual funds. Operating expenses shown for a fund of funds include the fees and expenses that such fund incurs indirectly as a result of investing in other funds. More detail about the risks of investing in a fund of funds is available in such fund’s prospectus.

GLOSSARY
adjustment – change to the Policy resulting from an increase or decrease in total face amount or a change in tobacco status, death benefit option, rating or riders.
adjustment date – the monthly date on or next following the Company’s approval of a requested adjustment.
attained age – the insured’s issue age on the birthday nearest to the policy date plus the number of full policy years since the policy date.
base policy face amount – the insurance benefit provided by the Policy without any riders. The base policy face amount is shown on your data pages.
business day – any date that the New York Stock Exchange (“NYSE”) is open for trading and trading is not restricted.
data pages - the pages of the policy which contain information specific to you, the insured, and the Policy. Current or revised data pages will only be sent to you when a change is made to your Policy.
death benefit guarantee premium requirement – the amount of premium required to be paid in order to maintain the protections of the death benefit guarantee rider.
division – a part of the Separate Account which invests in shares of a corresponding mutual fund. The value of an investment in a division is variable and is not guaranteed. The "money market division" refers to the Fidelity VIP Government Money Market Division.
effective date – the date on which all requirements, including initial premium, for issuance of a policy have been satisfied.
fixed account – the portion of the policy value that is held in our general account.
general account – assets of the Company other than those allocated to any of our Separate Accounts.
home office - the address shown on your Policy cover page or such other address we provide.
initial total face amount – the original total face amount in effect on the policy date.
insured – the person named as the “insured” on the data pages. The insured may or may not be the owner.
loan account – the portion of the policy value held in our general account that reflects any loan indebtedness.
loan indebtedness – the amount of any outstanding policy loan(s) and unpaid loan interest.
loan value - the net surrender value plus projected guaranteed interest credited through the remainder of the policy year, less loan interest payable and monthly policy charges due through the remainder of the policy year.
monthly date – the day of the month which is the same day as the policy date.

Example:	If the policy date is September 5, 2020, the first monthly date is October 5, 2020.
monthly policy charge – the amount subtracted from the policy value on each monthly date as described under CHARGES AND DEDUCTIONS - Monthly Policy Charge.
net amount at risk – the result of:

•	the death benefit (as described in the Policy) at the beginning of the policy month, divided by the death benefit discount rate shown on the data pages; minus

•	the policy value at the beginning of the policy month calculated as if the monthly policy charge was zero.
net policy value – the policy value minus any loan indebtedness.
net premium – the gross premium paid, less the deductions for the premium expense charge. It is the amount of premium allocated to the divisions and/or the fixed account.
net surrender value – surrender value minus any loan indebtedness.
notice – a communication that is acceptable to us in form and substance and that we receive in our home office. We will require you to use the form(s) we provide for certain notices, along with required supporting documentation, including, for example, for a policy surrender, a change of beneficiary, or a request to adjust your Policy.

owner – the party which owns all the rights and privileges of this Policy.
planned periodic premium – the premium in the amount and frequency you plan to pay.
policy date – the date from which monthly dates, policy years, and policy anniversaries are determined; the policy date is shown on your data pages and will never be the 29th, 30th, or 31st of any month.
policy maturity date – the date to which the policy will stay in force, unless the death of the Insured occurs prior to that date, so long as all requirements outlined in the policy are satisfied. The policy maturity date is shown on the data pages. The policy maturity date may be extended as described in the maturity date extension provision.
policy month – any one-month period beginning on the monthly date.

Example:	The monthly date is May 5, 2020; the first policy month ends on June 4, 2020.
policy value – the sum of the values in the divisions, the fixed account, and the loan account.
policy year – the one-year period beginning on the policy date and ending one day before the policy anniversary and each subsequent one year period beginning on a policy anniversary.

Example:	If the policy date is September 5, 2020, the first policy year ends on September 4, 2021. The first policy anniversary falls on September 5, 2021.
premium expense charge – the charge deducted from premium payments.
prorated basis – is the proportion that the value of a particular division or the fixed account bears to the total value of all divisions and the fixed account.
separate account – the Principal Life Insurance Company Variable Life Separate Account, an account established by us which has divisions to which net premiums may be allocated under the Policy.
surrender value – the policy value plus any enhanced cash surrender value benefit provided by any attached rider.
target premium – a premium amount which is used to determine the premium expense charge under a Policy. The target premium is shown in your data pages.
total face amount – the base Policy face amount plus the insurance benefit provided by any supplemental benefit rider issued with your Policy. If there is no supplemental benefit rider issued with your Policy, the total face amount is the base policy face amount. The total policy face amount may be adjusted as described in the Policy. The total face amount is the amount used to determine the death benefit provided by the Policy and is shown on the data pages.
underlying mutual fund – a registered open-end investment company, or a separate investment account or portfolio thereof, in which a division invests.
unit – the accounting measure used to calculate the value of each division.
valuation period – the period begins at the close of normal trading on the NYSE, generally 4:00 p.m. E.T. on each business day and ends at the close of normal trading of the NYSE on the next business day.
written request – actual delivery to the Company at our home office of a written notice or request, signed and dated, on a form we supply or approve.
Your notices may be mailed to us at:
Principal Life Insurance Company
P.O. Box 10431
Des Moines, Iowa 50306-0431
Phone: 1-800-247-9988
Fax: 1-866-885-0390
we, us, our – Principal Life Insurance Company. We are also referred to throughout this prospectus as the Company.
you, your – the owner of the Policy.

CORPORATE ORGANIZATION AND OPERATION
The Company
The Company is a stock life insurance company with its home office at: Principal Financial Group, 711 High Street, Des Moines, Iowa 50392. It is authorized to transact life and annuity insurance business in all of the United States and the District of Columbia. The Company is a wholly owned subsidiary of Principal Financial Services, Inc., which in turn, is a directly wholly owned subsidiary of Principal Financial Group, Inc.
On June 24, 1879, the Company was incorporated under Iowa law as a mutual life insurance company named Bankers Life Association. It changed its name to Bankers Life Company in 1911 and then to Principal Mutual Life Insurance Company in 1986. The name change to Principal Life Insurance Company and reorganization into a mutual holding company structure took place July 1, 1998. Effective October 26, 2001, Principal Mutual Holding Company converted to a stock company and Principal Financial Group, Inc. completed its initial public offering.
The Company believes that, consistent with well established industry and SEC practice, the periodic reporting requirements of the Securities and Exchange Act of 1934 do not apply to it as the depositor of one or more variable insurance product separate accounts. If such requirements are deemed to apply to it as such a depositor, the Company intends to rely on the exemption from such requirements provided by Rule 12h-7 under that Act.
General Account
Our general obligations and any guaranteed benefits under the Policy are supported by Our General Account and are subject to the Company’s claims-paying ability. A Policy Owner should look to the financial strength of the Company for its claims-paying ability. Assets in the General Account are not segregated for the exclusive benefit of any particular Policy or obligation. General Account assets are also available to the insurer’s general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company’s financial strength, You may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the funds.
Principal Life Insurance Company Variable Life Separate Account
The Separate Account was established under Iowa law on November 2, 1987. It was then registered as a unit investment trust with the SEC. This registration does not involve SEC supervision of the investments or investment policies of the Separate Account.
The income, gains, and losses, whether or not realized, credited to or charged against the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of the Company’s other assets. Assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the policies funded by the Separate Account. The Company is obligated to pay all amounts promised to Owners under the Policy.
The Company does not guarantee the investment results of the Separate Account.
The Funds
The assets of each division of the Separate Account invest in a corresponding underlying mutual fund. The Company purchases and sells fund shares for the Separate Account at their net asset value. The assets of each division are separate from the others. A division’s performance has no effect on the investment performance of any other division.
The funds are mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies. A full description of the funds, their investment objectives, policies and restrictions, charges and expenses and other operational information is contained in the attached prospectuses (which should be read carefully before investing). Additional copies of these documents are available without charge from a registered representative or our home office (1-800-247-9988). A fund's summary prospectus also includes information on how to obtain such fund's full statutory prospectus.

The funds are NOT available to the general public directly. The funds are available only as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies and qualified plans. Some of the funds have been established by investment advisers that manage publicly traded mutual funds having similar names and investment objectives. While some of the funds may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of any underlying mutual fund may differ substantially from the investment performance of any publicly traded mutual fund.
The TABLE OF SEPARATE ACCOUNT DIVISIONS later in this prospectus contains a brief summary of the investment objectives of, and advisor and sub-advisor(s), if applicable, for each division.
Deletion or Substitution of Investments
We reserve the right to make certain changes if, in our judgment, they best serve your interests or are appropriate in carrying out the purpose of the Policy. Any changes are made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approvals may not be required in all cases. Examples of the changes we may make include:

•	transfer assets in any division to another division or to the fixed account;

•	add, combine or eliminate divisions; or

•	substitute the shares of a division for shares in another division:

•	if shares of a division are no longer available for investment; or

•	if in our judgment, investment in a division becomes inappropriate considering the purposes of the division.
If we eliminate or combine existing divisions or transfer assets from one division to another, you may change allocation percentages and transfer any value in an affected division to another division(s) or to the fixed account without charge. Additionally, in the event of a material change in the investment policy of the Variable Life Separate Account, you have the option to transfer all of your division values to the fixed account. You may exercise this transfer privilege until the later of 60 days after a) the effective date of the change, or b) the date you receive notice of the options available. You may only exercise this right if you have an interest in the affected division(s).
Voting Rights
We vote shares of the underlying mutual funds owned by the Separate Account according to the instructions of Policy owners.
We will notify you of shareholder meetings of the mutual funds underlying the divisions in which you hold units. We will send you proxy materials and instructions for you to provide voting instructions to us. We will arrange for the handling and tallying of proxies received from you and other Policy owners. If you give no voting instructions, we will vote those shares in the same proportion as shares for which we received instructions.
We determine the number of fund shares that you may instruct us to vote by allocating one vote for each $100 of policy value in the division. Fractional votes are allocated for amounts less than $100. We determine the number of underlying fund shares you may instruct us to vote as of the record date established by the mutual fund for its shareholder meeting. In the event that applicable law changes or we are required by regulators to disregard voting instructions, we may decide to vote the shares of the underlying mutual funds in our own right.

NOTE:	Because there is no required minimum number of votes a small number of votes can have a disproportionate effect.
The Fixed Account
The fixed account is a part of our general account. Because of exemptions and exclusions contained in the Securities Act of 1933 and the Investment Company Act of 1940, the fixed account, and any interest in it, is not subject to the provisions of these acts. As a result, the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. However, disclosures relating to it are subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. You may obtain more information regarding the fixed account from our home office or from a registered representative. Our obligations with respect to the fixed account are supported by our general account. Subject to applicable law, we have sole discretion over the investment of assets in the general account.
We guarantee that the fixed account value accrues interest daily at an effective annual rate of 2% compounded annually. We may, in our sole discretion, credit interest at a higher rate.

We may defer payments of proceeds payable out of the fixed account for a period of up to six months.
Our underwriting guidelines prohibit fixed account values in related policies to exceed $20 million without our prior approval. (Related policies are those owned and/or sponsored by a single entity; for example, the employer of the insureds. We determine what policies are related.) In addition, without our prior approval, in each calendar year no more than $5 million of net premium payment allocations and/or transfers to the fixed account may be made by related policies. In the absence of your instructions, we will refund the premium payment to the owner and/or reject the transfer instructions which would otherwise cause these limits to be exceeded.
We reserve the right to limit premium payments and/or transfers allocated to the fixed account.
CHARGES AND DEDUCTIONS
We make certain charges and deductions to support operation of the Policy and the Separate Account. Some charges are deducted from premium payments when they are received; some charges are deducted on a monthly basis; and some charges are deducted at the time a Policy is surrendered or terminated. These charges are intended to cover distribution expenses (commissions paid to registered representatives, printing of prospectuses, and advertising), administrative expenses (processing applications, conducting medical examinations, determining insurability, establishing and maintaining records, processing death benefit claims and Policy changes, reporting, and overhead), and mortality expenses.
The amount of the charges in any policy year may not specifically correspond to the expenses for that year. We expect to recover our total expenses over the life of the Policies. To the extent that the charges do not cover total expenses for a policy year, we bear the loss. Conversely, if the aggregate amount of the charges deducted is more than our costs for a policy year, the excess is profit to the Company.
Premium Expense Charge (Sales Charge and Taxes)
When we receive your premium payment, we deduct a premium expense charge. The sales charge is intended to pay us for distribution and other expenses relating to sales of the Policy, including commissions paid to registered representatives, printing of prospectuses, sales literature, and advertising. The premium expense charge is deducted from premiums paid in each period. The premium expense charge also applies to premiums attributable to a total face amount increase.
The expense charge is based upon the average tax rate we expect to pay nationwide, the premiums we receive from all states and other expense assumptions. The rate for a particular Policy does not necessarily reflect the actual tax costs applicable to that Policy.
Premium Expense Charge (as a % of Premium Paid) (Up to Target Premium)

	Years since issue or adjustment	Sales Charge	Federal, State and Local Taxes	Total
Current Charges(1)	through 1	3.00%	3.25%	6.25%
	2 through 7	6.50%	3.25%	9.75%
	more than 7	2.50%	3.25%	5.75%

Maximum Charges(2)	1 through 7	6.50%	3.25%	9.75%
	more than 7	3.00%	3.25%	6.25%

(1)
When the Supplemental Benefit Rider is elected, the year 2 target premium and applicable sales charge is calculated based upon the following three-tiered structure as follows (current sales charge noted):

•	6.50% is charged up to the target premium that is proportionately lower with Supplemental Benefit Rider (SBR target) compared to a policy without this rider (full base)

•	3.00% is charged between SBR target and the applicable full base policy target premium.

•	0.50% is charged on the excess above the full base policy target premium.

(2)	When the Supplemental Benefit Rider is elected, the year 2 target premium and applicable sales charge is calculated based upon a three-tiered structure as follows (maximum sales charge noted):

•	6.50% maximum is charged up to the target premium that is proportionately lower with Supplemental Benefit Rider (SBR target) compared to a policy without this rider (full base)

•	3.00% maximum is charged between SBR target and the applicable full base policy target premium.

•	3.00% maximum is charged on the excess above the full base policy target premium.

Premium Expense Charge (as a % of Premium Paid) (Over Target Premium)

	Years since issue or adjustment	Sales Charge	Federal, State and Local Taxes	Total
Maximum Charges	all years	3.00%	3.25%	6.25%
Transaction Fee for Unscheduled Partial Surrender
A transaction fee of the lesser of $25 or 2% of the amount surrendered is charged on each unscheduled partial surrender after the second unscheduled partial surrender in a policy year.
Transfer Fee for Unscheduled Division Transfer
Currently there is no charge for making an unscheduled division transfer. However, we reserve the right to impose a transfer fee in the future of up to $25 on each unscheduled division transfer after the first unscheduled division transfer in a policy month. A transfer fee is intended to reimburse us for our additional separate account operation expenses related to multiple unscheduled division transfers. Policyowners will not be provided prior notice if we begin imposing the transfer fee; however, if imposed, the transfer fee will apply to all policyowners in a non-discriminatory fashion.
For purposes of applying the transfer fee for unscheduled division transfers, we will count all unscheduled division transfers that occur in any one valuation period as one transfer. However, allocations of premium payments will not be counted as unscheduled division transfers.
Monthly Policy Charge
The monthly policy charge is made up of:

•	a charge for the cost of insurance;

•	a monthly policy issue charge;

•	an asset based charge (applied against the divisions);

•	any charge for an optional insurance benefit added by rider(s); and

•	any additional charges shown on the data pages.
On the policy date and each monthly date thereafter, we deduct the monthly policy charge from your policy value in the divisions and fixed account (but not your loan account). The deduction is made using your current monthly policy charge allocation percentages. Your allocation percentages may be:

•	the same as allocation percentages for premium payments;

•	determined on a prorated basis; or

•	determined by any other allocation method upon which we agree.
If you do not designate monthly policy charge allocation percentages, the charge will be allocated the same as the allocation percentages for premium payments. The total of the allocation percentages must equal 100. Allocation percentages may be changed without charge. A request for an allocation change is effective once approved by us, as of the next monthly date. If we cannot follow your instructions because of insufficient value in any division and/or the fixed account, the monthly policy charge is deducted on a prorated basis.
Cost of Insurance Charge
This charge compensates us for providing insurance protection under the Policy. We base this charge on several factors including, but not limited to, (i) the insured's gender, issue age, tobacco status, and risk classification, and (ii) our expectations of future investment earnings, expenses, and mortality and persistency experience. The monthly cost of insurance rate ranges from a minimum of $0.00167 per $1,000 net amount at risk to a maximum of $83.33 per $1,000 net amount at risk.
Simplified issue underwriting and guaranteed issue underwriting is available under certain circumstances. The cost of insurance rates for healthy individuals may be greater in such cases than for Policies subjected to full underwriting. Healthy individuals in a group will likely pay higher cost of insurance charges because they bear a portion of the cost of insuring the less healthy individuals in the group.
The net amount at risk is the difference between the death benefit, divided by the death benefit discount rate, and the policy value. The lower the policy value, the higher the net amount at risk thus higher cost of insurance charges. The net amount at risk is affected by investment performance, policy loans, payment of premiums and charges under the Policy, death benefit option chosen, partial surrenders, and adjustments to the total face amount.

Asset Based Charge
The asset based charge reimburses us for expenses associated with the maintenance, accounting and recordkeeping of the divisions of the Separate Account. In addition, this charge reimburses us for service fees (a trail commission) paid to the registered representative. Each month we deduct an asset based charge at the following annual rates:

•	Year 1-5: 0.35% of net policy value per year

•	Year 6-15: 0.30% of net policy value per year

•	Year 16+: 0.25% of net policy value per year
Monthly Policy Issue Charge
This charge reimburses us for the expenses associated with Policy issue, including underwriting and setting up policy records. The monthly policy issue charge applies per $1,000 of total face amount and varies by gender, age at issue and adjustment, duration since issue and adjustment, tobacco status and risk classification.
Except as described in the next sentence, the charge ranges from a minimum of $0.02667 to a maximum of $0.67709 per $1,000 total face amount. For Policies which have the Supplemental Benefit Rider, the charge ranges from a minimum of $0.02667 to a maximum of $0.67709 per $1,000 total face amount.
Any total face amount increase will have its own monthly policy issue charge (within the minimum and maximum described).
Optional Insurance Benefits Charges
Charges for Optional Insurance Benefits are shown in SUMMARY: FEE TABLES and described in detail under GENERAL DESCRIPTION OF THE POLICY - Optional Insurance Benefits.
Net Policy Loan Charge
The net policy loan charge represents the difference between the interest charged on the loan indebtedness and the interest credited to the loan account. The current net policy loan charge is 1.00% of loan indebtedness in policy years 1-10 and 0.00% of loan indebtedness thereafter. See LOANS for more detail.
Underlying Mutual Fund Charges
The assets of each division are used to purchase shares in a corresponding mutual fund at net asset value. The net asset value of the mutual fund reflects management fees and operating expenses already deducted from the assets of the mutual fund. Current management fees, operating expenses and potential redemption fees (if any) for a mutual fund are shown in the prospectus for the underlying mutual fund. None of the underlying mutual funds currently impose a redemption fee.
GENERAL DESCRIPTION OF THE POLICY
The Contract
The entire contract is made up of applications, amendments, riders and endorsements attached to the Policy, data pages, copies of any supplemental applications, amendments, and endorsements. No statement, unless it is deemed to be a material misrepresentation made in an application, is used to contest a Policy (or contest an adjustment in the case of an adjustment application). Only our corporate officers can agree to change or waive any provisions of a Policy. Any change or waiver must be in writing and signed by an officer of the Company.
The Policy is an individual flexible premium variable universal life insurance policy. This prospectus describes all material provisions of the Policy. Your Policy’s provisions may differ from the description in this prospectus, and certain riders and options may not be available. Specific variations from the information appearing in this prospectus are contained in your Policy, or in riders or endorsements attached to your Policy. You should refer to your Policy for these specific features.
Rights under the Policy
Ownership
Unless changed, the owner is as named in the application. The owner may exercise every right and privilege of the Policy, subject to the rights of any irrevocable beneficiary(ies) and any assignee(s).

All rights and privileges of ownership of a Policy end if:

•	the death proceeds are paid;

•	the maturity proceeds are paid;

•	the Policy is surrendered; or

•	the grace period ends without our receiving the payment required to keep the Policy in force.
If an owner dies before the Policy terminates, the surviving owner(s), if any, succeeds to that person’s ownership interest, unless otherwise specified. If all owners die before the Policy terminates, the Policy’s ownership interest passes to the insured. If the owner is not a natural person and is no longer in existence, the insured becomes the owner unless otherwise required by law. With our consent, you may specify a different arrangement for contingent ownership.
You may change your ownership designation. Your request must be in writing and approved by us. After approval, the change is effective as of the date you signed the request for change. We reserve the right to require that you send us the Policy so that we can record the change.
Beneficiary
If the insured dies before the policy maturity date, we pay death proceeds to your named beneficiary(ies). You have the right to name a beneficiary(ies) and contingent beneficiary(ies). This may be done as part of the application process or by sending us a written request. Unless you have named an irrevocable beneficiary, you may change your beneficiary designation by sending us a written request. After approval, the change is effective as of the date you signed the request for change. We reserve the right to require that you send us the Policy so that we can record the change.
If no beneficiary(ies) survives the insured, the death proceeds will be paid to the surviving owner(s) in equal percentages, or if applicable, to the last surviving owner's estate unless otherwise specified.
Assignment
You may assign your Policy. Each assignment is subject to any payments made or action taken by the Company prior to our notification of the assignment. We assume no responsibility for the validity of any assignment.
An assignment must be made in writing and filed with us at our home office. The irrevocable beneficiary(ies), if any, must authorize any assignment in writing. Your rights, as well as those of the beneficiary(ies), are subject to any assignment on file with us.
Division Transfers
After the initial allocation of premiums, you may transfer amounts between the divisions and/or to the fixed account. You must specify the dollar amount or percentage to transfer from each division. The transfer is made, and the values determined as of the end of the valuation period in which we receive your request. We reserve the right to reject transfer instructions from someone providing them for multiple Policies for which he or she is not the owner.
You may request an unscheduled transfer or set up scheduled transfers by:

•	sending a written request to us;

•	calling us at 1-800-247-9988 (if telephone privileges apply);

•	faxing us at 1-866-885-0390;

•	visiting www.principal.com (if internet privileges apply).
Unscheduled Transfers
You may make unscheduled transfers from a division to another division and/or the fixed account. We reserve the right to impose a transfer fee of $25 on each unscheduled transfer after the first unscheduled transfer in a policy month.
Scheduled Transfers
You may elect to have automatic transfers made out of one division into one or more of the other divisions. You may not make automatic transfers from the divisions to the fixed account. You choose the investment options, the dollar amount and timing of the transfers. There is no transfer fee on scheduled transfers. There is no charge for participation in the scheduled transfer program.

Automatic transfers are designed to reduce the risks that result from market fluctuations. They do this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The success of this strategy depends on market trends and is not guaranteed.
Example:

Month	Amount Invested	Share Price	Shares Purchased
January	$100	$25.00	4
February	$100	$20.00	5
March	$100	$20.00	5
April	$100	$10.00	10
May	$100	$15.00	6
June	$100	$20.00	5
Total	$600	$110.00	35

In the example above, the average share price is $18.33 (total of share prices ($110.00) divided by number of purchases (6)) and the average share cost is $17.14 (amount invested ($600.00) divided by number of shares purchased (35)).
Automatic transfers are made on a periodic basis. The amount of the transfer is: the dollar amount you select; or a percentage of the division value as of the date specified (other than the 29th, 30th, or 31st). You select the transfer date (other than the 29th, 30th, or 31st) and the transfer frequency (annually, semi-annually, quarterly, or monthly). If the selected date is not a business day, the transfer is completed on the next business day. Transfers continue until your interest in the division has a zero balance or we receive notice to stop them. We reserve the right to limit the number of divisions from which simultaneous transfers are made. In no event will it ever be less than two. Automatic transfers are not available from the divisions to the fixed account.
Fixed Account Transfers
Transfers from your investment in the fixed account to the division(s) are subject to certain limitations. You may transfer amounts by making either a scheduled or unscheduled fixed account transfer. You may not make both a scheduled and an unscheduled transfer from the fixed account in the same calendar year. It may take several years before a policy owner can move all the policy value in the fixed account to the divisions.
Unscheduled Transfers
You may make one unscheduled transfer from the fixed account to division(s) during the first 30-day period of each calendar quarter.

•	In each calendar year, the transfers may not exceed:

•	your fixed account value as of December 31 of the prior year (if $5,000 or less);

•	$5,000 (if your fixed account value as of December 31 of the prior year is greater than $5,000 but less than $20,000); or

•	25% of your fixed account value as of December 31 of the prior year (if the fixed account value is greater than $20,000).

•	We must receive your notice during the 30-day period.

•	You must specify the dollar amount or percentage to be transferred.
Scheduled Transfer Program
You may elect scheduled transfers from the fixed account to your division(s) without an additional charge as follows:

•	The value of your fixed account must be $20,000 or more when your scheduled transfers begin.

•
You must elect participation in the program by furnishing us with notice. The election may be made at any time following the end of the examination offer period. Once made, this election is irrevocable.

•	Transfers to the divisions will be made in the proportions used for allocation of premium payments.

•	If your premium payments included an allocation to the fixed account, your notice must include new premium payment allocations to the division(s) only.

•	During the transfer period, you may not: make unscheduled transfers out of the fixed account; or make transfers and premium payments to the fixed account.

Your election will be effective as of the valuation period during which we receive your notice and transfers will be made according to the following schedule:

•	The first transfer will be 25% of the fixed account value;

•	12 months from the first transfer (or next business day if the transfer day is not a business day), 33% of the fixed account value;

•	24 months from the first transfer (or next business day if the transfer day is not a business day), 50% of the fixed account value; and

•	36 months from the first transfer (or next business day if the transfer day is not a business day), the balance of the fixed account value.
If on any transfer date, the fixed account value prior to the transfer is $5,000 or less, the entire fixed account value will be transferred.

Example:
The example does not reflect payment of interest on the value in the fixed account. It also assumes that monthly policy charges are not taken from the fixed account and that you make no partial surrenders or policy loans from the fixed account.

The policy is dated July 1, 2020. On February 7, 2021, the balance in the fixed account is $100,000 and scheduled transfers are elected. The transfers will occur as follows:

Date	Balance	Percent to be Transferred	Amount to be Transferred
February 7, 2021	$100,000	25%	$25,000
February 7, 2022	$75,000	33%	$24,750
February 7, 2023	$50,250	50%	$25,125
February 7, 2024	$25,125	100%	$25,125
The first day that you may make transfers or premium payments to the fixed account is February 8, 2024. After January 1, 2025, you may make an unscheduled transfer from the fixed account as set forth above.
Automatic Portfolio Rebalancing (APR)
APR allows you to maintain a specific percentage of your net policy value in the divisions over time.

Example:
You may choose to rebalance so that 50% of your policy values are in the money market division and 50% in the SmallCap Value I division. At the end of the specified period, market changes may have caused 60% of your value to be in the money market division and 40% in the SmallCap Value I division. By rebalancing, units from the money market division are sold and the proceeds are used to purchase units in the SmallCap Value I division so that 50% of the policy values are once again invested in each division.

You may elect APR at the time of application or after the Policy has been issued. There is no charge for participation in the APR program. The APR transfers:

•	do not begin until the expiration of the examination offer period;

•	are done without charge;

•	may be done on the specified frequency (monthly, quarterly, semiannual, or annual) on a policy year or calendar year basis;

•	may be done by:

•	calling us at 1-800-247-9988 (if telephone privileges apply);

•	mailing your written request to us;

•	faxing us at 1-866-885-0390; or

•	visiting www.principal.com (if internet privileges apply).

•	are made at the end of the next valuation period after we receive your instruction;

•	are not available if you have scheduled transfers from the same divisions; and

•	are not available for any values in the fixed account.
Automatic portfolio rebalancing is also the term used in connection with certain non-qualified deferred compensation plans. In these instances, the plan has a service agreement directing the service provider to give effect to the plan’s allocation instructions.

Reduced Paid-Up Benefit Option
As long as your Policy is in force and the insured is living, you may send us a written request to transfer all of your division values to the fixed account, and then apply the net surrender value towards the purchase of a guaranteed fixed paid-up benefit. The Net Surrender Value will be used as a net single premium to buy paid-up insurance at the Insured's Attained Age on the date of the request. Reduced paid-up benefits will be calculated using the 2017 CSO table referenced on the Data Pages and 4% interest, and will not be less than those required by the laws of the state in which this policy was delivered. Any remaining portion of the Net Surrender Value not applied to buy paid-up insurance will be paid to You.
Once Your policy is paid-up, the Monthly Policy Charge will be zero, partial surrenders, transfers, face amount adjustments or death benefit option changes will not be permitted, and any attached riders will terminate. Policy loans and loan repayments may continue to be made after this option has been exercised.
Optional Insurance Benefits
Subject to certain conditions, you may add one or more optional insurance benefits to your Policy. Detailed information concerning optional insurance benefits may be obtained from a registered representative or our home office. The cost, if any, of an optional insurance benefit is deducted from your policy value. See SUMMARY: FEE TABLES for current and maximum rider charges.
Change of Insured Rider
This rider is available on business owned Policies only and allows the business to change the insured when an employee leaves employment or ownership of the business changes. This rider may be added at any time prior to the proposed insured’s attained age 69. Until the effective date of the change of insured, coverage remains in effect on the life of the prior insured. We must receive satisfactory evidence of insurability (according to our underwriting guidelines then in effect) for the newly named insured. Monthly policy charges will be based on the newly named insured's attained age and risk classification. The death proceeds are paid when the newly named insured dies.
There is no charge for this rider.
Death Benefit Guarantee Rider
This rider provides that your Policy will not lapse before the insured attains age 85 if premiums paid, less loan indebtedness and partial surrenders, equal or exceed the death benefit guarantee premium requirement. An illustration (available at no charge from your registered representative or our home office) will provide the death benefit guarantee premium requirement applicable to your Policy. The death benefit guarantee premium requirement is described in the section PREMIUMS — Premiums Affecting Guarantee Provisions.
If on any monthly date, the death benefit guarantee premium requirement is not met, the protections of this rider will not apply and the Policy is at risk of terminating if on any monthly date the net policy value is insufficient to pay the monthly policy charge. The protections of this rider will resume on the first monthly date following our receipt of the premium required to satisfy the death benefit guarantee premium requirement.
This rider is automatically made a part of the Policy at issue. There is no charge for this rider; however, sufficient premiums are required in order for the rider benefits to apply.
Enhanced Cash Surrender Value Rider
If you surrender a Policy in full that has the optional Enhanced Cash Surrender Value Rider, we will pay an amount in addition to the net policy value as set out below. The additional amount reflects a partial refund of past policy charges. The additional amount is only available upon a full cash surrender of the Policy that is not associated with a replacement or an exchange under Section 1035 of the Internal Revenue Code, or with the exercise of your right to return the Policy pursuant to the examination offer (Free-Look) provision.
This rider has no value unless or until you surrender the Policy in full. This rider generally terminates if there is a change of ownership of your Policy. This rider may be reinstated as part of your Policy if the rider was part of your Policy at the end of the grace period (as described in the grace period provision of the Policy) and if all conditions for reinstatement are met. If the rider is reinstated pursuant to the terms and conditions of the rider, policy year of surrender for the rider benefit will be based on the policy date.

The Enhanced Cash Surrender Value Rider benefit is equal to the applicable additional amount shown in the table, multiplied by the enhancement factor.

Policy Year of Surrender	Additional Amount
1	8.15% of premium received since issue less partial surrenders
2	9.50% of premium received since issue less partial surrenders
3	9.40% of premium received since issue less partial surrenders
4	9.00% of premium received since issue less partial surrenders
5	8.40% of premium received since issue less partial surrenders
6	7.50% of premium received since issue less partial surrenders
7	6.50% of premium received since issue less partial surrenders
8	5.50% of premium received since issue less partial surrenders
9	4.75% of premium received since issue less partial surrenders
10	4.00% of premium received since issue less partial surrenders
11	3.00% of premium received since issue less partial surrenders
12	2.00% of premium received since issue less partial surrenders
13	0.90% of premium received since issue less partial surrenders
14+	0.00% of premium received since issue less partial surrenders
There are four Enhancement Factor options available - 25%, 50%, 75%, or 100%. Underwriting guidelines and plan premium levels determine availability to select these options. Higher Enhancement Factors are available for relatively larger plan premium levels. Contact your registered representative for more information.
There is no initial cost to purchase this rider, however, your policy value will be impacted because a higher current asset based charge will be deducted from your policy value with 100% Enhancement Factor as compared to a policy issued without this rider. This higher current asset based charge will continue even if this rider terminates.
Life Paid-Up Rider (Overloan Protection)
Under certain circumstances, this rider can guarantee the Policy will not lapse when there is insufficient net policy value to cover the monthly policy charge due to loan indebtedness by converting the Policy to paid-up life insurance. In order for the rider benefit to begin, the following conditions must be satisfied:

•	the Policy is not a Modified Endowment Contract on the policy date;

•	no current or future distribution will be required to maintain qualification as life insurance under Section 7702 of the Internal Revenue Code, as amended;

•	the loan indebtedness must be at least the following percentages of the surrender value:

•	92% current (92% guaranteed) for the guideline premium test; or

•	90% current (86% guaranteed) for the cash value accumulation test.

•	there is sufficient net surrender value to cover the one-time rider charge;

•	the Policy must have been in force for at least 15 policy years;

•	insured is attained age 75; and

•	total partial surrenders must equal or exceed total premiums paid.
Once the rider benefit begins:

•	The total face amount is reduced to equal the policy value after the rider charge multiplied by 105%.

•	All values in the divisions are immediately transferred to the fixed account where they will earn interest.

•	No further monthly policy charges are deducted for the remaining paid-up death benefit.

•	No new premium payments, face amount adjustments, or partial surrenders are allowed.

•	If death benefit option 2 or 3 is in effect, your death benefit option will change to death benefit option 1 and you may no longer change the death benefit option.

•	Your loan indebtedness remains and interest will continue to accrue on the loan indebtedness. However, loan payments can be submitted.

•	All optional riders will automatically be terminated.

The rider may be elected at any time prior to the policy maturity date.There is no charge for this rider unless the rider benefits commence. If the rider benefits commence, there is a one-time charge guaranteed not to exceed 7.5% of the policy value (for policies using the guideline premium test) and 13.5% of the policy value (for policies using the cash value accumulation test) that is taken from the policy value.
The Internal Revenue Service has not taken a position on the Life Paid-Up rider. You should consult your tax advisor regarding this rider.
Supplemental Benefit Rider
This rider provides additional insurance (total face amount) at a reduced cost. Our approval, under our then current underwriting guidelines, is required to add this rider.
There is a supplemental cost of insurance charge for the net amount at risk provided by this rider. The supplemental cost of insurance rate varies depending upon several factors including, but not limited to, (i) the insured's gender, issue age, tobacco status, and risk classification, and (ii) our expectations of future investment earnings, expenses, and mortality and persistency experience. The supplemental cost of insurance rate ranges from a maximum of $83.33 per $1,000 net amount at risk to $0.0006 per $1.000 net amount at risk.
Reservation of Rights
We reserve the right to change the Policy to assure it continues to qualify as life insurance for tax purposes. However, we cannot make any guarantee regarding the future tax treatment of any Policy.
We reserve the right to modify or endorse the Policy in order to maintain compliance with applicable laws and regulations. We also reserve the right to amend or terminate the special plans described in this prospectus, for example preauthorized premium payments.
You would be notified of any such above action to the extent required by law.
Right to Exchange
During the first 24 months after the effective date (except during a grace period), you have the right to make an irrevocable, one-time election to transfer all of your division values to the fixed account. No charge is imposed on this transfer. The policy value immediately after the transfer will be the same as immediately before the transfer. From the exchange date forward, the policy value will no longer be affected by the investment performance of the divisions.
Your request must be in writing and be signed by the owner(s). The request must be postmarked or delivered to our home office before the end of the 24-month period. The transfer is effective when we receive your written request.
Suicide and Other Exclusions
Death proceeds will not be paid if the insured dies by suicide within two years of the policy date. Instead, We will return all premiums paid, less any loan indebtedness, less any partial surrenders.
Death proceeds which are a result of a face amount increase made under an adjustment or a rider that requires evidence of insurability will not be paid if the insured dies by suicide within two years of the adjustment date. Instead, we will return the sum of the monthly policy charges paid for the increased amount of protection.
If this policy is issued as a result of a conversion, the two-year period in this suicide provision for the converted amount will be measured from the original policy's issue date.
If this policy terminates as described in the grace period provision and is later reinstated, the two-year period in this suicide provision will not begin anew.
Any returned amounts noted above will be paid to the beneficiary(ies) of the policy.
Aviation Exclusion Rider
Your Policy may be subject to the Aviation Exclusion Rider. Under this rider, if the Insured dies in an excluded circumstance, We will pay only the net surrender value as of the date of death, even if there is other language in the Policy to the contrary. Excluded circumstances include death as a result of: operating, riding in, or descending from aircraft on which the Insured is a pilot or member of the operating crew, is giving or receiving training or instruction, or has other specified assigned duties; or jumping or parachuting from an aircraft.

Delay of Payments or Transfers
Payment due to exercise of your rights under the examination offer provision, surrenders, policy loans, death or maturity proceeds, and transfers to or from a division are generally made within five days after we receive your instructions in a form acceptable to us. This period may be shorter where required by law. However, payment of any amount upon return of the Policy, full or partial surrender, policy loan, death, maturity or the transfer to or from a division may be deferred during any period when the right to sell mutual fund shares is suspended as permitted under provisions of the Investment Company Act of 1940.
The right to sell shares may be suspended during any period when:

•	trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or

•	an emergency exists, as determined by the SEC, as a result of which:

•	disposal by a fund of securities owned by it is not reasonably practicable;

•	it is not reasonably practicable for a fund to fairly determine the value of its net assets; or

•	the SEC permits suspension for the protection of security holders.
If a payment or transfer is delayed and you do not cancel your instructions in writing, the transaction will occur on the first business day following the expiration of the permitted delay. The transaction is generally made within five days thereafter.
In addition, we reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 business days) to allow the check to clear the banking system.
We may defer payment of proceeds payable out of the fixed account for a period of up to six months.
PREMIUMS
Payment of Premiums
You may make unscheduled premium payments and/or planned periodic premiums. Planned periodic premiums are premiums in the amount and on the frequency you plan to pay. We will send premium reminder notices if you establish an annual, semiannual, or quarterly planned payment schedule. You may set up preauthorized withdrawals to allow us to automatically deduct premium payments from your checking or other financial institution account.
The amount and frequency of your premium payments affects the policy value, the net policy value, and how long the Policy remains in force.
Premium payments may be delivered to us as follows:

•	If you have established an annual, semiannual, or quarterly planned payment schedule, by sending payment in the reply envelope enclosed in the premium reminder notice;

•	By mailing your payment according to the instructions below; or

•	By wire transfer according to the instructions below.
Premium Payment Mailing Instructions
Premium payments sent to our home office must be addressed as follows:
Principal Life Insurance Company
P.O. Box 10431
Des Moines, Iowa 50306-0431

Premium Payment Wiring Instructions
Premium payments sent to us by wire transfer must be directed as follows:
Direct to: Wire Routing Transit Number 121000248
Bank name: Wells Fargo Bank, N.A.
City, State: San Francisco, CA
Beneficiary Account Number (BNF): 8785453690
Beneficiary Account Name: Principal Life Insurance Company Individual BMA EFT
OBI Information: (instructions - see below)
OBI Information is extremely important in identifying how to apply these funds. Please include the following:

•	As much description as possible in the 68 characters allowed.

•	Contract number(s), business group or Insured’s name, special instructions - such as “init prem”, “loan repay”, etc.

•	Direct it to: ATTN: Individual Billing and Collection
Payments are to be made via personal or financial institution check (for example, a bank or cashier’s check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, money orders, travelers checks, credit card checks, and foreign checks.
Premiums Affecting Guarantee Provisions
If the Death Benefit Guarantee rider is made a part of your Policy and you pay at least the death benefit guarantee premium requirement, the rider guarantees the Policy will not lapse before the insured’s attained age 85.
The death benefit guarantee monthly premium is shown on your data pages. The death benefit guarantee premium may vary by issue age, risk classification, gender, and tobacco status.
The death benefit guarantee premium requirement is met if (a) is equal to or greater than (b) where:

(a)	is the sum of premiums paid less any partial surrenders and any loan indebtedness; and

(b)	is the sum of the death benefit guarantee monthly premiums since the policy date to the most recent monthly date.
If on any monthly date, the death benefit guarantee premium requirement is not met, the protections of the rider will not apply and the Policy is at risk of terminating on any monthly date if the net policy value is insufficient to pay the monthly policy charge.
Premium Limitations
The policy must qualify initially and continue to qualify as life insurance under the Internal Revenue Code and all related regulatory materials (the "Code") for you to receive the tax treatment accorded to life insurance under the Code. Therefore, to maintain this qualification to the maximum extent permitted by law, we reserve the right to return any premium payments that would cause this policy to fail to qualify as life insurance under the Code as interpreted by us. Any such amounts will be promptly returned and no further premiums will be accepted until allowed by the current maximum premium limitations.
Except for any amount necessary to continue the policy in force, we reserve the right to refund any premium that increases the policy's death benefit by more than it increases the policy value. Alternatively, we may require satisfactory evidence of insurability.
The minimum initial premium required is based on the initial total face amount of the Policy, the death benefit option and the charges and expenses of the Policy. There is no minimum amount requirement for subsequent premiums; however, insufficient premium payments may cause the policy to lapse (see POLICY TERMINATION AND REINSTATEMENT – Policy Termination (Lapse)).
Allocation of Premiums
The initial net premium, including any premium received during the examination offer period, is allocated to the money market division. The premium will be reallocated to the divisions and the fixed account according to your instructions on the later of the effective date or the end of the examination offer period (or on the first Business Day thereafter). See SURRENDERS AND PARTIAL SURRENDERS – Right to Examine Policy (“Free Look” Provision) for more information about the examination offer period.

If the purchase of this policy falls within the definition of a replacement under state law, we reserve the right to retain the initial net premiums in the money market division to correspond to the required examination offer period.
Thereafter, allocations of net premiums are made to the divisions and the fixed account according to your instructions. The total of all allocation percentages must equal 100. Net premiums are allocated as of the valuation period in which they are received in good order.
The percentage allocation for future premium payments may be changed, without charge, at any time by:

•	sending a written request to us;

•	calling us at 1-800-247-9988 (if telephone privileges apply);

•	faxing us at 1-866-885-0390; or

•	visiting www.principal.com (if internet privileges apply).
The allocation changes are effective at the end of the valuation period in which the new instructions are received.
Division Valuation
There is no guaranteed minimum division value. Its value reflects the investment experience of the division. It is possible that the investment performance could cause a loss of the entire amount allocated to the division. Without additional premium payments or a Death Benefit Guarantee rider, it is possible that no death benefit would be paid upon the insured’s death.
At the end of any valuation period, your value in a division is:

•	the number of units you have in the division

•	multiplied by the value of a unit in the division.
The number of units is the total of units purchased by allocations to the division from:

•	your initial premium payment (less premium expense charges);

•	plus subsequent premium payments (less premium expense charges);

•	plus transfers from another division or the fixed account
minus units sold:

•	for partial surrenders from the division;

•	as part of a transfer to another division, the fixed account or the loan account; and

•	to pay monthly policy charges and any transaction fees.
We calculate unit values on days that the NYSE is open for trading and trading is not restricted. We do not calculate unit values on these recognized holidays: New Year’s Day; Labor Day; Martin Luther King, Jr. Day; Thanksgiving; President’s Day; Christmas; Good Friday; Memorial Day and Independence Day. In addition, we do not calculate unit values if an emergency exists making disposal or valuation of securities held in the underlying mutual funds impracticable or if the SEC, by order, permits a suspension or postponement for the protection of security holders. To calculate the unit value of a division, the unit value from the previous business day is multiplied by the division’s net investment factor for the current valuation period. The number of units does not change due to a change in unit value.
The net investment factor measures the performance of each division. The net investment factor for a valuation period is calculated as follows:
[{the share price (net asset value) of the underlying mutual fund at the end of the valuation period before that day’s transactions
plus
the per share amount of the dividend (or other distribution) made by the mutual fund during the valuation period}
divided by
the share price of the underlying mutual fund at the end of the previous valuation period after that day’s transactions]
When an investment owned by an underlying mutual fund pays a dividend, the dividend increases the net asset value of a share of the underlying mutual fund as of the date the dividend is recorded. As the net asset value of a share of an underlying mutual fund increases, the unit value of the corresponding division also reflects an increase. Payment of a dividend under these circumstances does not increase the number of units you own in the division.

Fixed Account Valuation
The value of your fixed account on any business day is:

•	net premiums allocated to the fixed account

•	plus transfers from the division(s) and the loan account (as a result of a loan repayment)

•	plus interest credited to the fixed account

•	minus surrenders, transaction fees, and monthly policy charges

•	minus transfers to the loan account

•	minus transfers to the division(s)
DEATH BENEFITS AND POLICY VALUES
Death Proceeds
We will pay the death proceeds to the beneficiary(ies) subject to the provisions of the policy, after we receive notice and proof that the insured died while the Policy was in force and before the policy maturity date. Proof of the insured's death consists of a certified copy of the death certificate of the insured. In addition, information reasonably necessary to process the death claim, such as beneficiary information, must also be provided to us.
We pay death proceeds first to the assignee, if any, in a lump sum. We pay the remainder to your named beneficiary(ies) in a lump sum. If no beneficiary(ies) survives the insured, we will pay the death proceeds to the owner or the owner’s estate unless you have given us written notice otherwise.
Death proceeds, calculated as of the date of death of the insured, are A minus B minus C where:

•	A is the death benefit plus any proceeds from any benefit rider on the Insured's life;

•	B is any loan indebtedness; and

•	C, if the Insured's death occurs during a grace period, is the lesser of any overdue monthly policy charges and, if applicable, the Death Benefit Guarantee Premium Requirement.
Death Benefit Options
The death benefit option is selected at the time of application. If a death benefit option is not chosen, the Policy will be issued with Death Benefit Option 1.
The three death benefit options available are:

•	Death Benefit Option 1 – the death benefit equals the greater of:

•	the total face amount; or

•	the amount found by multiplying the surrender value by the applicable percentage*.

•	Death Benefit Option 2 – the death benefit equals the greater of:

•	the total face amount plus the policy value; or

•	the amount found by multiplying the surrender value by the applicable percentage*.

•	Death Benefit Option 3 – the death benefit equals the greater of:

•	the total face amount plus the greater of a) premiums paid less partial surrenders and b) zero; or

•	the amount found by multiplying the surrender value by the applicable percentage*.

*
The applicable percentage tables are in Appendix B and are based on our interpretation of Section 7702 of the Internal Revenue Code as set forth below. The table which applies to your Policy is determined by your choice of either the guideline premium/cash value corridor test or the cash value accumulation test.

Example:	The following assumptions are made to demonstrate the use of the Tables found in Appendix B.
Death Benefit Option: 1
Total Face Amount: $1,000,000
Surrender Value: $900,000
Definition of Life Insurance Test: Guideline Premium/Cash Value
Corridor Test
Attained Age: 45
Risk Class: Preferred Non-Tobacco
Applicable Percentage: 215%
Death Benefit: $900,000 x 215% = $1,935,000
If the Definition of Life Insurance Test was the Cash Value Accumulation Test, the applicable percentage would be 378.88% (assuming the insured is a male) and the death benefit would be $3,409,920.

Change in Death Benefit Option
You may change the death benefit option on or after the first policy anniversary. Up to two changes are allowed per policy year. Your request must be made in writing and approved by us. The effective date of the change will be the monthly date that coincides with, or next follows, our approval. If the death benefit option change involves a face decrease, you may elect to keep the current total face amount.
The option may not be changed from Death Benefit Option 1 to Death Benefit Option 3 or from Death Benefit Option 2 to Death Benefit Option 3. We will increase or decrease the total face amount so that the death benefit immediately after the change equals the death benefit before the change.

Changing from Death Benefit Option 1 to Death Benefit Option 2
We will decrease the total face amount. The amount of the decrease is equal to the policy value on the effective date of the change. If there have been previous increases in the total face amount, the decrease of total face amount will be made on a last in, first out basis. Because the death benefit can continue to increase under Death Benefit Option 2, thereby increasing the Company’s risk we may require proof of insurability. In addition, cost of insurance charges will likely increase. This example assumes that the base policy face amount equals the total face amount.

Total Face Amount	Death Benefit	Policy Value
before the change	before the change	before the change
$1,000,000	$1,000,000	$50,000
after the change	after the change	after the change
$950,000 ($1,000,000 - $50,000)	$1,000,000 ($950,000+$50,000)	$50,000
Changing from Death Benefit Option 2 to Death Benefit Option 1
We will increase the total face amount. The amount of the increase is equal to the policy value on the effective date of the change. The total face amount increase will be in the same proportion as the base policy face amount to the total face amount. Because the death benefit will not continue to increase under Death Benefit Option 1, no proof of insurability is required. Cost of insurance charges will likely decrease. This example assumes that the policy face amount equals the total face amount.

Total Face Amount	Death Benefit	Policy Value
before the change	before the change	before the change
$1,000,000	$1,050,000 ($1,000,000 + $50,000)	$50,000
after the change	after the change	after the change
$1,050,000 ($1,000,000 + $50,000)	$1,050,000	$50,000

Changing from Death Benefit Option 3 to Death Benefit Option 1
We will increase the total face amount if the total premiums paid are greater than total partial surrenders (including any transaction fees) as of the effective date of the change. The increase will be in the same proportion as the base policy face amount is to the total face amount. Because the death benefit will not continue to increase under Death Benefit Option 1, no proof of insurability is required. Cost of insurance charges will likely decrease. This example assumes total premiums paid are $30,000, total partial surrenders are $10,000 and the base policy face amount equals the total face amount.

Total Face Amount	Death Benefit	Policy Value
before the change	before the change	before the change
$1,000,000	$1,020,000 ($1,000,000 + ($30,000 - $10,000))	$50,000
after the change	after the change	after the change
$1,020,000 ($1,000,000 + ($30,000 - $10,000))	$1,020,000	$50,000
Changing from Death Benefit Option 3 to Death Benefit Option 2
We will either increase or decrease the total face amount by subtracting the policy value from the greater of a) premiums paid less partial surrenders and b) zero. Because the death benefit can continue to increase under Death Benefit Option 2, therefore increasing the Company’s risk, we may require proof of insurability. In addition, cost of insurance charges will likely increase. This example assumes that total premiums paid are $30,000, total partial surrenders are $10,000 and the policy face amount equals the total face amount.

Total Face Amount	Death Benefit	Policy Value
before the change	before the change	before the change
$1,000,000	$1,020,000 ($1,000,000 + ($30,000 - $10,000))	$50,000
after the change	after the change	after the change
$970,000 ($1,000,000 + ($30,000 - $10,000 - $50,000))	$1,020,000 ($970,000 + $50,000)	$50,000

IRS Definition of Life Insurance
The Policy should qualify as a life insurance contract as long as it satisfies either the guideline premium/cash value corridor test or the cash value accumulation test as defined under Section 7702 of the Internal Revenue Code. One of these tests is chosen at issue. If a test is not chosen, the Policy will comply with the guideline premium/cash value corridor test. Once a test is chosen, it cannot be changed on the Policy.
The guideline premium/cash value corridor test places limitations on the amount of premium payments that may be made and on policy values that can accumulate relative to the death benefit. Guideline premium limits are determined when the Policy is issued and can vary by the death benefit option chosen. Guideline premium limits will likely change due to any adjustment to the Policy.
If at any time a premium is paid which would result in total premiums exceeding the current guideline premium limits, we accept only that portion of the premium which would make the total premiums equal the guideline premium limits.
The cash value accumulation test does not place limitations on the amount of premium payments but limits the amount of policy values that can accumulate relative to the death benefit.
To satisfy either test, the ratio of the death benefit to the policy value must be at least as great as the applicable percentage shown in Appendix B. As the policy value increases, the minimum death benefit may be required to increase. Because the cost of insurance you pay is based in part on the amount of the death benefit, an increase in the death benefit increases the cost of insurance.
As compared to the cash value accumulation test, the guideline premium/cash value corridor test generally has:

•	smaller applicable percentages

•	lower minimum death benefit

•	lower cost of insurance charges

•	better policy value growth.
The smaller applicable percentages lead to a lower minimum death benefit and thus lower cost of insurance charges. Lower charges result in better policy value growth.
This may not be the result in all cases. The specifics of each Policy determine which test is more suitable. Illustrations using each of the tests will help you determine which test meets your objectives. An illustration may be obtained from your registered representative or by calling 1-800-247-9988.
The table below demonstrates the minimum death benefit based on the test chosen.
The example below is based on the following:

•	The insured is a male with an attained age of 45 at the time the Policy was issued. He dies at the beginning of the sixth policy year (attained age 50)

•	Total Face amount is $100,000

•	Death Benefit Option 1

•	Surrender value at the date of death is $25,000

•	The minimum death benefit under the guideline premium/cash value corridor test is $46,250 (assuming an applicable percentage of 185% x surrender value)

•	The minimum death benefit under the cash value accumulation test is $80,494 (assuming an applicable percentage of 321.976%)

	The death benefit payable is the larger of these two amounts
	Face Amount	Minimum death benefit	Net amount at risk used in calculating the cost of insurance charge
Guideline Premium/Cash Value Corridor Test	$100,000	$46,250	$74,705.44
Cash Value Accumulation Test	$100,000	$80,494	$74,705.44

Here’s the same example, but with a surrender value of $75,000. Because the surrender value has increased, the minimum death benefit is now:

•	$138,750 for the guideline premium/cash value corridor test

•	$214,482 for the cash value accumulation test.

	The death benefit payable is the larger of these two amounts
	Face Amount	Minimum death benefit	Net amount at risk used in calculating the cost of insurance charge
Guideline Premium/Cash Value Corridor Test	$100,000	$138,750	$65,521.22
Cash Value Accumulation Test	$100,000	$214,482	$166,083.83
Keep in mind that cost of insurance charges, which affect your Policy’s value, increase with the amount of the death benefit, as well as over time. The cost of insurance is charged at a rate per $1,000 of net amount at risk. As the net amount at risk increases, the cost of insurance increases. Policy value also varies depending on the performance of the investment options in your Policy.
All transactions will be subject to the limits as defined under Section 7702 of the Internal Revenue Code. A transaction may not be allowed, or an increase in total face amount may be required, if the transaction would cause a refund of premium and/or distribution of the policy value in order to maintain compliance with the Section 7702 limits.
Maturity Proceeds
If your Policy is in force and the insured is living on the policy maturity date shown on the data pages, you may elect to be paid the maturity proceeds, which are equal to the net surrender value.
Adjustment Options
Increase in Total Face Amount
You may request an increase in the total face amount provided that the Policy is not in a grace period and monthly policy charges are not being waived under a rider. The minimum increase in total face amount is $10,000.
The request must be made on an adjustment application. The application must be signed by the owner(s) and the insured. If your request is not approved, no changes are made to your Policy.
We will approve your request if:

•	the attained age of the insured does not exceed the maximum age limit that applies to the Policy on a new issue basis; and

•	the amount of the face amount increase is at least the minimum face amount Increase shown on the data pages; and

•	you supply evidence which satisfies us that the insured is alive and insurable under our underwriting guidelines then in effect; and

•	the death proceeds less the policy value does not exceed our maximum limits as defined under our underwriting guidelines then in effect; and

•	your policy is not in a grace period; and

•	the face amount after adjustment is not less than the minimum face amount shown on the data pages; and

•	your monthly policy charges or premiums are not being waived under any rider.
The increase in total face amount is in a risk classification determined by us. The adjustment is effective on the monthly date on or next following our approval of your request.
If you want insurance coverage to start at the time the adjustment application is submitted, an “adjustment premium” payment must be sent with the completed application. The amount of the adjustment premium is based on the face amount of the Policy, the death benefit option and the charges and expenses of the Policy. This amount is shown on the policy illustration provided to you by your registered representative. If this amount is submitted with the application, an adjustment premium conditional receipt will be given to you. The receipt acknowledges the adjustment premium payment and details any interim conditional insurance coverage.

Any adjustment premium payment made in connection with the adjustment application is held in our general account without interest (for a period of up to a 60 days) while we complete underwriting for the adjustment. If we approve the adjustment, on the effective date of the adjustment, the amount of the adjustment premium payment being held minus the premium expense charge is moved to the divisions and/or fixed account according to your then current premium allocation percentages.
The cost of insurance charge will increase in the event of an increase in a Policy’s total face amount. If there is insufficient value to pay the higher charges after an increase in total face amount, the Policy will lapse, unless the protections of the death benefit guarantee rider are in effect. The entire Policy would be at risk of lapsing, not just the incremental increase in total face amount.
Decrease in Total Face Amount
On or after the first policy anniversary, you may request a decrease in the total face amount. No transaction fee is imposed on decreases in the total face amount. A request for a decrease requires the following:

•	the request must be made on an adjustment application;

•	the application must be signed by the owner(s);

•	the decrease is at least the minimum amount as determined by our underwriting guidelines in place at the time of your request;

•	the decrease may not reduce the total face amount below $100,000; and

•	if there have been previous increases in the total face amount, the decrease of total face amount will be made on a last in, first out basis.
A decrease may not be allowed if the decrease would cause a refund of premium and/or the distribution of the policy value in order to maintain compliance with the limits required by the Internal Revenue Code relating to the definition of life insurance.
Policy Values
Your policy value is equal to the sum of the values in the divisions, the fixed account, and loan account. The policy value:

•	increases as premiums are applied and interest is credited;

•	decreases as policy loans, partial surrenders, and policy expenses are deducted; and

•	can increase or decrease as the investment experience of your chosen divisions fluctuates.
SURRENDERS AND PARTIAL SURRENDERS
Surrenders
You must send us a written request for any surrender. The request must be signed by all owners, irrevocable beneficiary(ies), if any, and any assignees. The surrender is effective and the surrender value calculated as of the end of the valuation period during which we receive the written request for surrender. Partial surrenders may negatively affect your Death Benefit Guarantee rider, if applicable. Partial surrenders will reduce your face amount if under death benefit option 1 or 3.
Full Surrender
The Policy may be surrendered while the Policy is in effect. There is no refund of any monthly policy charges deducted before the full surrender effective date.
Unscheduled Partial Surrender
On or after the first policy anniversary and prior to the policy maturity date, you may surrender a part of the net policy value. You may take two unscheduled partial surrenders during a policy year before any transaction fees apply. After the second unscheduled partial surrender in a policy year, a transaction fee of the lesser of $25 or 2% of the amount surrendered is charged on each unscheduled partial surrender. An unscheduled partial surrender may not be less than $500 and may not be greater than 90% of the net policy value as of the effective date of the unscheduled partial surrender. The unscheduled partial surrender may not decrease the total face amount to less than $100,000. Unscheduled partial surrenders will negatively affect your death benefit and your Death Benefit Guarantee rider, if applicable.

Your policy value is reduced by the amount of the surrender plus any transaction fee. We surrender units from the divisions and/or values from the fixed account to equal the dollar amount of the surrender request. The amount of the surrender and the transaction fee are deducted from your divisions and/or fixed account according to the surrender allocation percentages you specify. If surrender allocation percentages are not specified, we use your monthly policy charge allocation percentages. No surrender charge is imposed on a partial surrender.
An unscheduled partial surrender may cause a reduction in total face amount. If the total face amount had been previously increased, any reduction of the total face amount at the time of partial surrender, is made on a last in, first out basis.

•
If Death Benefit Option 1 is in effect and the death benefit equals the total face amount, the total face amount is reduced by the amount of the unscheduled partial surrender that is not deemed to be a preferred partial surrender. In situations where the death benefit is greater than the total face amount, the total face amount is reduced by the amount the unscheduled partial surrender exceeds the difference between the death benefit and total face amount.

Preferred Partial Surrender (pertains only if Death Benefit Option 1 is in effect).
During policy years 2 through 15, 10% of the net policy value as of the end of the prior policy year may be surrendered without a subsequent decrease in the total face amount. As discussed immediately above, any amount surrendered in excess of 10% would not constitute a preferred partial surrender and would cause a reduction in the total face amount. The 10% preferred partial surrender privilege is not cumulative from year-to-year and cannot exceed $100,000 in any policy year or $250,000 over the life of the Policy.
The maximum preferred partial surrender is equal to ((a) plus (b)) not to exceed (c) where:

(a)	is the amount of the unscheduled partial surrender;

(b)	is the amount of any preferred partial surrenders in the same policy year; and

(c)	is 10% of the net policy value at the end of the prior policy year.

•	If the Death Benefit Option 3 is in effect, the total face amount is reduced by the lesser of (a) or (b) where:

(a)	is the amount of the unscheduled partial surrender; and

(b)	is the greater of (i) the amount that total partial surrenders exceed total premiums paid; or (ii) zero.

Scheduled Partial Surrender
On or after the first policy anniversary and prior to the policy maturity date, you may elect to receive part of your net policy value automatically on any monthly date.

•	You select the amount of the surrender and the surrender frequency (annually, semi-annually, quarterly or monthly (based on policy year)).

•	The surrender is deducted from your division(s) and/or fixed account according to your monthly policy charge allocation percentages.

•	Each scheduled partial surrender may not be greater than 90% of the net policy value (as of the date of the scheduled partial surrender).

•
Scheduled partial surrenders will continue until we receive your instructions to stop them or until surrenders equal premiums paid. Once surrenders equal premiums paid, if there is any remaining net policy value, scheduled policy loans will automatically begin, unless you instruct us otherwise, so as to provide you the same dollar amount at the same frequency as you had received under the scheduled partial surrenders.

•	A scheduled partial surrender may cause a reduction in total face amount:

•
If Death Benefit Option 1 is in effect and the death benefit equals the total face amount, the total face amount is reduced on the first monthly date a scheduled partial surrender is effective (and each subsequent policy anniversary). The amount of the reduction is the sum of the scheduled partial surrenders planned for that policy year that are not deemed to be a preferred partial surrender. If the amount of the scheduled partial surrender is increased, the total face amount is reduced on the monthly date the change is effective. If the amount of the scheduled partial surrender is decreased, the total face amount is not increased.

If the death benefit is greater than the total face amount, the total face amount is reduced by the amount determined above which exceeds the difference between the death benefit and total face amount.
Preferred Partial Surrender (pertains only if Death Benefit Option 1 is in effect).
During policy years 2 through 15, 10% of the net policy value as of the end of the prior policy year may be surrendered without a subsequent decrease in the total face amount. As discussed immediately above, any amount surrendered in excess of 10% would not constitute a preferred partial surrender and would cause a reduction in the total face amount. The 10% preferred partial surrender privilege is not cumulative from year-to-year and cannot exceed $100,000 in any policy year or $250,000 over the life of the Policy.

The maximum preferred partial surrender is equal to ((a) plus (b)) not to exceed (c) where:
(a)    is the amount of the scheduled partial surrenders planned for that policy year;
(b)    is the amount of any preferred partial surrenders in the same policy year; and
(c)    is 10% of the net policy value at the end of the prior policy year.

•	If the Death Benefit Option 2 is in effect, there is no reduction in the total face amount upon a scheduled partial surrender.

•
If the Death Benefit Option 3 is in effect, the total face amount is reduced on the first monthly date a scheduled partial surrender is effective and on each subsequent policy anniversary. The total face amount may also be reduced on the monthly date any increase to a scheduled partial surrender is effective. The total face amount is reduced by the lesser of (a) or (b) where:

(a)	is the amount of the scheduled partial surrenders planned for that policy year; and

(b)	is the greater of (i) the amount that total partial surrenders exceed total premiums paid; or (ii) zero.
Examination Offer (Free-Look Provision)
It is important to us that you are satisfied with the purchase of your Policy. Under state law, you have the right to return the Policy for any reason during the examination offer period (a “free look”). If you properly exercise your free look, we will rescind the policy and we will pay you a refund.
If you return this Policy before expiration of the examination offer period, we will refund your full premium.
Your request to return the Policy must be in writing. The request and the Policy must be mailed to us or returned to the agent no later (as determined by the postmark) than the last day of the examination offer period as shown below.
The examination offer period is 10 days after you receive the Policy.

NOTE:	See GENERAL DESCRIPTION OF THE POLICY – Delay of Payments.
LOANS
Policy Loans
While your Policy is in effect and has a net policy value, you may borrow money from us with the Policy as the security for the policy loan.

•	The maximum amount you may borrow is 90% of the loan value as of the date we process the policy loan.

•
If telephone privileges apply, you may request a policy loan of $100,000 or less by calling us at 1-800-247-9988. If you do not have telephone privileges or are requesting a policy loan of more than $100,000, the request must be made in writing.

•	Requests for policy loans from any joint owner are binding on all joint owners.

•	Policy loans may negatively affect your Death Benefit Guarantee rider, if applicable (see POLICY TERMINATION AND REINSTATEMENT – Policy Termination (Lapse)).
You are charged interest on any loan indebtedness. During the first ten policy years, the interest rate is 5.00% per year. After policy year ten, the interest rate is 4.00% per year. Interest accrues daily and is due and payable at the end of the policy year. If interest is not paid when due, it is added to the loan indebtedness. Adding unpaid interest to the loan indebtedness causes additional amounts to be redeemed from the division(s) and/or fixed account and redemption proceeds transferred to the loan account. Redemptions are made in the same proportion as the allocation used for the most recent monthly policy charge.

A policy loan generally has a permanent effect on policy values because borrowed amounts do not reflect the investment experience of the division(s) or interest credited to the fixed account. In addition, loan indebtedness is subtracted from:

•	death proceeds at the death of the insured;

•	surrender value upon full surrender or termination of a Policy; and

•	maturity proceeds paid.
Loan indebtedness reduces your net policy value. If the net policy value is less than the monthly policy charges on a monthly date, the 61-day grace period provision applies (see POLICY TERMINATION AND REINSTATEMENT – Policy Termination (Lapse)).
If the Policy lapses with any loan indebtedness, there may be negative tax consequences.
Loan Account
When a policy loan is taken, a loan account is established. The loan account is part of our general account.
An amount equal to the loan is transferred from your divisions and/or fixed account to your loan account. You may instruct us on the proportions to be taken from your divisions or the fixed account. There are no restrictions on which divisions or accounts that the loan amount can be transferred from.
Your loan account earns interest from the date of transfer at an interest rate of 4.00% of the amount in the loan account per year. Interest accrues daily and is paid at the end of the policy year. Once credited, interest is nonforfeitable.
Net Policy Loan Charge
The net policy loan charge represents the difference between the interest charged on the loan indebtedness and the interest credited to the loan account. The current net policy loan charge is 1.00% of loan indebtedness in policy years 1-10 and 0.00% of loan indebtedness thereafter.
Unscheduled Loans
Unscheduled loans are available in all policy years. You may instruct us on the proportions to be taken from your accounts. If you do not provide such instruction, the loan amount is withdrawn in the same proportion as the allocation used for the most recent monthly policy charge.
Scheduled Loans
After the first policy year, scheduled policy loans are available on any monthly date if you have withdrawn, through partial surrenders, an amount equal to or exceeding total premiums paid. A scheduled loan is the equivalent of a scheduled withdrawal of earnings following the withdrawal of all premiums paid. Scheduled loans may occur on a monthly, quarterly, semiannual or annual basis (based on the policy year). The loan amount is withdrawn in the same proportion as the allocation used for the most recent monthly policy charge.
Loan Payments
While the Policy is in force and before the insured dies, you may pay the loan indebtedness as follows:

•	policy loans may be repaid totally or in part;

•	repayments are allocated to the division(s) and/or the fixed account in the proportions used for allocation of premium payments;

•	payments that we receive that are not designated as premium payments are applied as loan repayments if there is any loan indebtedness;

•	the repayments are allocated as of the valuation period in which we receive the repayment; and

•	repayments are to be sent to our home office.
POLICY TERMINATION AND REINSTATEMENT
Policy Termination (Lapse)
A Policy will go into default and is at risk of terminating if the net policy value on any monthly date is less than the monthly policy charge.
Before any Policy lapses, the Policy will enter a 61-day grace period, described below, during which you may pay the minimum required premium to keep your Policy in force. A Policy will terminate if you have not made the minimum required premium payment before the grace period expires.

The Policy also terminates:

•	when you make a full Policy surrender;

•	upon written request of the insured as of the date we receive notice of such request;

•	when death proceeds are paid; or

•	when the maturity proceeds are paid.
When the Policy terminates, all privileges and rights of the owner(s) and all optional insurance benefits will end. Subject to certain conditions, you may reinstate a policy that has terminated (see POLICY TERMINATION AND REINSTATEMENT – Reinstatement).
Grace Period
If a Policy goes into default and is at risk of terminating, we will send you notice of a 61-day grace period during which you can pay the minimum required premium to keep your Policy in force. This grace period begins on the date we mail the notice of impending policy termination to you. The notice will be sent to your last post office address known to us and will tell you the amount of the minimum required premium to keep the Policy in force, payment instructions; and the grace period end date and will be sent no earlier than, and within 30 days after, the policy processing day on which the insufficiency occurred.
Your Policy will remain in force during the grace period. If we do not receive the minimum required premium payment by the end of the grace period, your Policy will terminate without value.
No partial surrenders or policy loans may be made during a grace period.
Minimum Required Premium
The minimum required premium is intended to (i) reimburse us for the monthly policy charges during the grace period, and (ii) provide enough policy value to pay the monthly policy charge on the first monthly date after grace period. The minimum required premium payment is [(a) plus (b)] divided by (c) where:

(a)	is any amount by which your net policy value is less than zero at the start of the grace period after the monthly policy charge is deducted;

(b)	is three monthly policy charges; and

(c)	is 1 minus the guaranteed maximum premium expense charge percentage. See CHARGES AND DEDUCTIONS – Premium Expense Charge (Sales Charge and Taxes).
If the grace period ends before we receive the minimum required premium, we keep any remaining value in the Policy to cover past due policy charges. Adverse market fluctuations may cause the Policy to enter into subsequent grace periods.
Death during Grace Period
If the insured dies during a grace period, then we will deduct from the death proceeds the lesser of any overdue Monthly Policy Charges and, if applicable, the amount required to meet any Death Benefit Guarantee Premium Requirement. If Your policy is on Death Benefit Option 1 and the Insured dies during a grace period for which the amount required under (b) above for the minimum required payment has been applied, We will add to the death proceeds a refund of such amount applied for any period beyond the Policy Month in which the Insured’s death occurred.
Reinstatement
Subject to certain conditions, you may reinstate a Policy that terminated as described in REINSTATEMENT – Policy Termination (Lapse). The Policy may be reinstated provided all of the following conditions are satisfied:

•	such reinstatement is prior to the policy maturity date;

•	You have not surrendered your Policy;

•	not more than three years have elapsed since the policy terminated;

•	You supply evidence which satisfies us that the insured is alive and is insurable under our underwriting guidelines then in effect;

•	You either repay or reinstate any loan indebtedness existing at termination; and

•	You make the minimum required premium payment.

The minimum required premium is intended to a) reimburse us for the monthly policy charges during the grace period and b) provide enough policy value to pay monthly policy charges for three policy months after reinstatement. The minimum required premium payment is [(1) plus (2)] divided by (3) where:

(1)	is any amount by which your net policy value is less than zero at the end of the grace period after the monthly policy charge is deducted;

(2)	is three monthly policy charges; and

(3)	is 1 minus the guaranteed maximum premium expense charge percentage. See CHARGES AND DEDUCTIONS – Premium Expense Charge (Sales Charge and Taxes).

NOTE:
The minimum required premium during a grace period and the minimum required premium to reinstate a policy are calculated differently. The minimum required premium for reinstatement is calculated to collect monthly policy charges due and unpaid during the grace period and to provide us with enough policy value to pay three monthly policy charges after reinstatement of the Policy. As a result, the minimum required premium for reinstatement will be higher than the minimum required premium for grace period.

Reinstatement will be effective on the next monthly date following the date we approve the reinstatement application. Your rights and privileges as owner(s) are restored upon reinstatement. The reinstated Policy will have the same policy date as the original Policy. The Death Benefit Guarantee rider will be as if the Policy had never ended. You will receive new data pages upon reinstatement.
If a policy loan or loan interest was unpaid when the Policy terminated, the policy loan must be reinstated or repaid (loan interest does not accrue over the period the Policy was terminated). We do not require payment of monthly policy charges during the period the Policy was terminated.
Premiums received with your reinstatement application are held in our general account without interest (for a period of up to 60 days) while we complete underwriting for the reinstatement. If the reinstatement is approved, premiums are allocated to your selected division(s) and/or fixed account on the reinstatement date. We will use the premium allocation percentages in effect at the time of termination of the Policy unless you provide new allocation instructions.
If you reinstate your Policy, the premium expense charge and the monthly policy issue charge are calculated based on the number of years since the Policy was issued.
TAX ISSUES RELATED TO THE POLICY
The following description is a general summary of the tax rules pertaining to life insurance policies. This section relates primarily to federal income taxes rules, regulations and interpretations, which in our opinion are currently in effect but which are subject to change at any time. This summary is not comprehensive and is not intended as tax advice. While we reserve the right to change the Policy to assure it continues to qualify as life insurance for tax purposes, we cannot make any guarantee regarding the future tax treatment of any Policy.

NOTE:
Due to the complexity of these rules and because they are affected by the facts and circumstances of each policy, you should consult with legal and tax counsel and other competent advisors regarding these matters.

Taxation of Death Proceeds
Under Section 101(a)(1) of the Internal Revenue Code, gross income does not include amounts received under a Policy if such amounts are paid by reason of the death of the insured. However, if the Policy is transferred for valuable consideration, then a portion of the death proceeds may be includable in the beneficiary’s gross income under Section 101(a)(2) of the Internal Revenue Code.
Under Section 101(g) of the Internal Revenue Code, certain amounts received under a Policy on the life of an insured who qualifies as a terminally or chronically ill individual can be excluded from gross income as an amount paid by reason of the death of the insured.
For employer-owned life insurance on the life of an insured who is an employee, the death benefit amount excluded from gross income is limited to the premiums and other consideration paid for the life insurance if the employer is directly or indirectly a beneficiary under the Policy unless certain requirements are met. These requirements are provided in Section 101(j) of the Internal Revenue Code and would include notice and consent by the insured of the life insurance coverage prior to the issuance of the coverage. These rules generally apply to employer-owned life insurance issued or materially changed on or after August 17, 2006.

Taxation of Maturity Proceeds
A taxable event may occur if the net surrender value at maturity plus any loan indebtedness is greater than premiums paid less partial surrenders and premium refunds. The taxable amount is the difference between the surrender value and the remaining premiums in the policy.
Taxation of Growth in Policy Value
Any increase in policy value is not included in gross income while the Policy is in force and continues to meet the definition of life insurance as defined under Section 7702 of the Internal Revenue Code. If a contract does not meet the definition of life insurance, the policy owner will be subject to income tax on annual increases in cash value.
Taxation of Policy Surrenders and Partial Surrenders (including Preferred Partial Surrenders)
A surrender or termination of the Policy may have income tax consequences. Upon surrender, the owner(s) is not taxed on the surrender value except for the amount, if any, that exceeds the gross premiums paid less the untaxed portion of any prior surrenders. The amount of any loan indebtedness, upon surrender or termination, is added to the net surrender value and treated, for this purpose, as if it had been received. A loss incurred upon surrender is generally not deductible. The tax consequences of a surrender may differ if the proceeds are received under any benefit payment option.
A full surrender of the Policy will, and a partial surrender may, be included in your gross income to the extent that the distribution exceeds your investment in the Policy. Partial surrenders generally are not taxable unless the total of such surrenders exceeds total premiums paid to the date of partial surrender less the untaxed portion of any prior partial surrenders. If within the first fifteen policy years, you make a partial surrender with a corresponding reduction in the total face amount, special rules apply. Under those circumstances, the Internal Revenue Code has defined a special formula under which you may be taxed on all or a portion of the surrender amount.
Transfers between the division(s) and/or fixed account are not considered as distributions from the Policy and would not be considered taxable income.
Taxation of Policy Loans and Loan Interest
If the Policy is not a modified endowment contract, loans received under the Policy are not generally considered to be distributions subject to tax. Interest paid to us as a result of a policy loan may or may not be deductible depending on a number of factors.
If the Policy is a modified endowment contract, loans received under the Policy are considered to be distributions subject to tax. The taxable amount is generally the difference between the policy value and your investment in the Policy at the time the loan is made.
If the Policy terminates with an outstanding loan balance, there may be tax consequences.
Taxation of Change of Owner
Transfer of ownership may have tax consequences to the owner. The sale of a life insurance policy may have different income tax consequences than the cash surrender of such policy. The purchaser of a policy via a reportable policy sale is required to provide certain information to the issuer, seller/payment recipient and Internal Revenue Service (IRS) under Section 6050Y of the Internal Revenue Code. Please consult with your tax advisor before changing ownership of your life insurance policy.
Taxation of Change of Insured
For tax purposes, changing the insured is considered to be the same as a surrender of the policy. The taxable amount is generally the difference between the policy value and your investment in the Policy.
Modified Endowment Contract Status
A Policy becomes a Modified Endowment Contract when premiums paid exceed certain premium limits as defined by Section 7702A of the Internal Revenue Code. There is no change regarding the tax-deferred internal build-up of policy value or the income tax-free death benefit to your beneficiary(ies), however, distributions from a Modified Endowment Contract are taxed as if the Policy is a deferred annuity. Thus, taxation on partial surrenders, policy loans and other defined distributions will occur if your policy value is greater than your premiums paid. In addition, taxable distributions are subject to a federal income tax penalty of 10% unless the distribution is

•	made after the owner attains age 59 1/2; or

•	attributable to the taxpayer becoming disabled (as defined in Section 72(m)(7)); or

•
part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or the joint lives or joint life expectancy of the taxpayer and beneficiary.

Once a Policy is classified as a Modified Endowment Contract, the classification cannot be changed. Modified endowment contract classification may be avoided by limiting the amount of premiums paid under the Policy. In the absence of your instructions, we will refund all or part of the premium payment that would make the Policy a modified endowment contract.
Taxation of Exchange or Assignment of Policies
An exchange or assignment of a Policy may have tax consequences. Please consult with your tax advisor before exchanging or assigning your life insurance policy.
Special Considerations for Life Insurance Owned by a Business Entity
Section 264 of the Internal Revenue Code imposes numerous limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies. In addition, the premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.
Other Tax Issues
Federal estate taxes and state and local estate, inheritance, and other taxes may become due depending on applicable law and your circumstances or the circumstances of the Policy beneficiary(ies) if you or the insured dies.
Withholding
Federal withholding is generally required on certain taxable distributions under insurance contracts. In the case of periodic payments, the withholding is at graduated wage withholding rates. With respect to non-periodic distributions, withholding is a flat rate of 10%. You may elect to have either non-periodic or periodic payments made without withholding except if your tax identification number has not been furnished to us or if the Internal Revenue Service has notified us that the number you furnished is incorrect. Non-resident aliens are subject to 30% withholding (or a lower treaty rate) on taxable distributions.
Under the Foreign Account Tax Compliance Act (FATCA), We will be required to withhold a 30% tax on taxable distributions to certain foreign entities that fail to comply with new reporting and withholding requirements designed to inform the U.S. Department of the Treasury. We may disclose the information we receive from policy owners to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a policy owner that is a foreign entity fails to provide Us with appropriate certifications or other documentation concerning its status under FATCA.
Mutual Fund Diversification
The U.S. Department of the Treasury has adopted regulations under Section 817(h) of the Internal Revenue Code which establishes standards of diversification for the investments underlying the contracts. Under this Internal Revenue Code section, Separate Account investments must be adequately diversified in order for the increase in the value of contracts to receive tax-deferred treatment. In order to be adequately diversified, the portfolio of each underlying mutual fund must, as of the end of each calendar quarter or within 30 days thereafter, have no more than 55% of its assets invested in any one investment, 70% in any two investments, 80% in any three investments and 90% in any four investments. Variable life insurance Separate Accounts are provided a special diversification exemption when investing in U.S. Treasury securities.
Failure of an underlying mutual fund to meet the diversification requirements could result in tax liability to contract holders. The investment opportunities of the underlying mutual funds could conceivably be limited by adhering to the above diversification requirements.
GENERAL PROVISIONS
Frequent Trading and Market-Timing (Abusive Trading Practices)
This Policy is not designed for frequent trading or market timing activity of the investment options. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Policy.

We consider frequent trading and market timing activities to be abusive trading practices because they:

•	Disrupt the management of the underlying mutual funds by:

•	forcing the fund to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the fund; and

•	causing unplanned portfolio turnover;

•	Hurt the portfolio performance of the underlying mutual funds; and

•	Increase expenses of the underlying mutual fund and separate account due to:

•	increased broker-dealer commissions; and

•	increased recordkeeping and related costs.
We have adopted policies and procedures to help us identify and prevent abusive trading practices. In addition, the underlying mutual funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner.
If we, or an underlying mutual fund that is an investment option with the Policy, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:

•	Rejecting transfer instructions from a Policy owner or other person authorized by the owner to direct transfers;

•
Restricting submission of transfer requests by, for example, allowing transfer requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;

•	Limiting the number of unscheduled transfers during a Policy year to no more than 12;

•	Requiring a holding period of a minimum of thirty days before permitting transfers among the Divisions where there is evidence of at least one round-trip transaction by the owner; and

•	Taking such other action as directed by the underlying mutual fund.
We will support the underlying mutual funds’ right to accept, reject or restrict, without prior written notice, any transfer requests into a fund.
In some instances, a transfer may be completed inadvertently after we have notified a Policy owner that we believe that the Policy owner may have been engaging in abusive trading practices. In those instances, we will reverse the transfer (within two business days after the transfer) and return the Policy to the investment options it had prior to the transfer. The reversal will be effected at the unit values determined on the date of the reversal. As a result, the Policy owner assumes the risk of any gains or losses associated with an investment in the transferee division instead of in the transferor division between the time of the transfer and the time of the reversal of the transfer. We will give the Policy owner notice in writing of the reversal.
Purchase Procedures
A completed application and required supplements must be submitted to us through an agent or broker selling the Policy.
The minimum total face amount when the Policy is originally issued is $100,000. We reserve the right to increase or decrease the minimum total face amount. The increased minimum total face amount would apply only to Policies issued after the effective date of the increase.
To issue a Policy, we require that the age of the insured be 75 or younger as of the policy date. Other underwriting restrictions may apply. An applicant for the Policy must:

•	furnish satisfactory evidence of insurability of the insured; and

•	meet our insurance underwriting guidelines and suitability rules.
If you want insurance coverage to start at the time the application is submitted, you must send a payment with the completed application. The amount is based on the face amount of the Policy, the death benefit option and the charges and expenses of the Policy. This amount is shown on the policy illustration provided to you by your registered representative. If this amount is submitted with the application, a conditional receipt will be given to you. The receipt acknowledges the initial payment and details any interim conditional insurance coverage.
We reserve the right to reject any application or related premium if we determine that we have not received complete information and/or instructions or that our underwriting guidelines, suitability rules or procedures have not been met.

Any premium submitted will be returned to the designated owner on the application no later than five business days from the date the application was rejected.
Important Information about Customer Identification Procedures
To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver’s license or other identifying documents.
If concerns arise with verification of your identification, no transactions will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity within 30 days of our receipt of your initial premium payment, the account(s) will be closed and redeemed in accordance with normal redemption procedures.
We do not knowingly sell policies that are for the benefit of a business/organization that is illegal under Federal and/or State law (such as a marijuana clinic), or a person who owns or receives income from such an entity or whose source of funds is illegal.
Policy Date
If we issue a Policy, a policy date is determined. Policies will not be dated on the 29th, 30th or 31st of any month. Policies that would otherwise be dated on these dates are dated on the first day of the following month. Policies that are issued on a cash on delivery (COD) basis and that would otherwise be dated on the 29th, 30th or 31st of a month will be dated on the first day of the following month. The policy date is shown on the data pages.
Upon specific request and our approval, the Policy may be backdated. The policy date may not be more than six months prior to the date of application. Payment of at least the monthly policy charges is required for the backdated period. Monthly policy charges are deducted from the policy value for the backdated period.
Effective Date
The Policy date and the effective date are the same unless a backdated policy date is requested. Insurance coverage is effective, provided all purchase requirements for the Policy have been satisfied.
If the proposed insured dies before the effective date, there is no coverage under the Policy (coverage is determined solely under the terms of the conditional receipt, if any).
Special Purchase Plans
Charges and deductions may be reduced for Policies purchased under a group or sponsored arrangement including waiver of premium sales load and waiver of surrender charge. Reductions may be available to:

•	employees, officers, directors, agents, and immediate family members of the group or sponsored arrangement; and

•	employees or agents of the Company and its subsidiaries.
Reductions are made under our rules in effect on the date a Policy application is approved and are based on certain criteria (size of group, expected number of participants, anticipated premium payments, total assets under management for the group or sponsored arrangement).
Generally, the sales contacts and effort, administrative costs and mortality cost per Policy vary based on the size of the arrangement, the purpose for which the Policies are purchased, and certain characteristics of the members. The amount of the reduction and the criteria for reducing the charges and deductions reflect: a) our reduced sales effort and administrative costs; and b) the different mortality experience expected from sales to group or sponsored arrangements.
We may modify, on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not discriminate unfairly against any person, including the affected owners and all other Policy owners with policies funded with the Separate Account.

Distribution of the Policy
The Company has appointed Principal Securities, Inc. ("PSI") (formerly, Princor Financial Services Corporation), Des Moines, Iowa 50392-0200, a broker-dealer registered under the Securities Exchange Act of 1934, a member of the Financial Industry Regulatory Authority and an affiliate of the Company, as the distributor and principal underwriter of the Policy. The Company pays commissions to PSI as described in the Statement of Additional Information. Expense allowances may be paid to agents and brokers based on premiums received. PSI also may receive 12b-1 fees in connection with purchases and sales of mutual funds underlying the Policies. The 12b-1 fees for the underlying mutual funds are shown in the prospectuses of each underlying mutual fund.
Applications for the Policies are solicited by registered representatives of PSI or such other broker-dealers as have entered into selling agreements with PSI. Such registered representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company intends to offer the Policy in all jurisdictions where it is licensed to do business and where the Policy is approved.
Payments to Financial Intermediaries
The Company pays compensation to broker-dealers, financial institutions and other parties (“Financial Intermediaries”) for the sale of the Policy according to schedules in the sales agreements and other agreements reached between the Company and the Financial Intermediaries. Such compensation generally consists of commissions on premiums paid on the Policy. The Company and/or its affiliates may also pay other amounts (“Additional Payments”) that include, but are not limited to, marketing allowances, expense reimbursements and education payments. These Additional Payments are designed to provide incentives for the sale and retention of the Policies as well as other products sold by the Company and may influence the Financial Intermediary or registered representative to recommend the purchase of this Policy over competing policies or over other investment options. You may ask your registered representative about these differing and divergent interests, how she/he is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Policy.
Service Arrangements and Compensation
The Company and/or PSI have entered into agreements with the distributors, advisers and/or the affiliates of some of the mutual funds underlying the Policy and receive compensation for providing certain services including, but not limited to, distribution and operational support services, to the underlying mutual fund. Fees for these services are paid periodically (typically, quarterly or monthly) based on the average daily net asset value of shares of each fund held by the Separate Account and purchased at the Policy owners’ instructions.
Because the Company and PSI receive such fees, they may be subject to competing interests in making these funds available as investment options under the Policy. The Company takes into consideration the anticipated payments from underlying mutual funds when it determines the charges assessed under the Policy. Without these payments, charges under the Policy are expected to be higher.
Statement of Values
You receive an annual policy statement at the end of each policy year. The statement will show:

•	beginning and end dates of the current statement period;

•	the policy value at the beginning and end of the statement period;

•	the death benefit at the end of the statement period;

•	the surrender value, if any, at the end of the statement period;

•	all premiums paid during the statement period;

•	all charges deducted during the statement period;

•	the loan value;

•	any loan indebtedness at the end of the statement period;

•	any partial surrenders made during the statement period;

•	any investment gain or loss during the statement period;

•	the total value of each of your divisions and the fixed account as of the end of the statement period;

•
if applicable, a notice that the policy may terminate without value before the end of the next statement period unless additional premiums are paid (assuming guaranteed interest, mortality and expense loads, and premium charges); and

•	any other information required to be included in the statement by the New York State Department of Financial Services or under federal law.

At any time, you may request a free current statement by telephoning 1-800-247-9988.
We also send you the reports required by the Investment Company Act of 1940 (as amended).
Services Available via the Telephone
If you elect to use telephone privileges, instructions for the following transactions may be given to us via the telephone:

•	change in allocations of future premium payments;

•	change in allocation of the monthly policy charge;

•	change to your APR instructions;

•	change to your scheduled transfer instructions;

•	unscheduled transfers; and

•	request for a policy loan (of $100,000 or less).
Instructions:

•	may be given by calling us at 1-800-247-9988 between 8 a.m. and 5 p.m. Eastern Time on any day that the NYSE is open;

•	must be received by us before the close of the NYSE (generally 4:00 p.m. Eastern Time) to be effective the day they are given;

•	are effective the next business day if not received until after the close of the NYSE.
Although neither the Separate Account nor the Company is responsible for the authenticity of telephone transaction instructions, the Separate Account and the Company reserve the right to refuse telephone instructions. You are liable for a loss resulting from a fraudulent telephone or internet order that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures for telephone instructions include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, etc.) and sending written confirmation to the owner’s address of record.
Misstatement of Age or Gender
We will adjust the death benefit if the age or gender of the insured has been misstated. The adjusted death benefit will be equal to the death benefit that would have been purchased at the Insured’s correct age, or gender where applicable, of the Insured using the most recent cost of insurance rate charge and adjusting the net amount at risk by the ratio of the incorrect cost of insurance rate to the correct cost of insurance rate.
Non-Participating Policy
The Policies do not share in any divisible surplus of the Company.
Incontestability
With respect to material misstatements made in the initial application(s) for the policy, We will not contest the policy after the policy has been in force during the lifetime of the Insured for two years from the Policy Date. With respect to material misstatements made in any subsequent application(s) for additional coverage, reclassification, or reinstatement application(s), We will not contest the additional coverage, reclassification, or reinstated coverage resulting from such application(s) after the additional coverage, reclassification, or reinstated coverage has been in force during the lifetime of the Insured for two years from the date of the adjustment or reinstatement. If the policy is issued as a result of a conversion, the contestable period for the converted amount will be measured from the original policy's issue date.
Independent Registered Public Accounting Firm
The financial statements of the Principal Life Insurance Company Variable Life Separate Account and the consolidated financial statements of the Principal Life Insurance Company are included in the Statement of Additional Information. Those statements and related schedules have been audited by Ernst & Young LLP, independent registered public accounting firm, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, for the periods indicated in their reports.
LEGAL PROCEEDINGS

There are no legal proceedings pending to which the Separate Account is a party or which would materially affect the Separate Account.

TABLE OF SEPARATE ACCOUNT DIVISIONS
The following is a brief summary of the investment objectives of each division. There is no guarantee that the objectives will be met.

AllianceBernstein Global Thematic Growth Portfolio Division
Invests in:	AllianceBernstein Variable Products Series Global Thematic Growth Portfolio - Class A
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	seeks long-term growth of capital.

AllianceBernstein International Growth Division
Invests in:	AllianceBernstein Variable Products Series International Growth Portfolio - Class A
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	seeks long term growth of capital.

AllianceBernstein International Value Division
Invests in:	AllianceBernstein Variable Products Series International Value Portfolio - Class A
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	seeks long term growth of capital.

AllianceBernstein Small Cap Growth Division (not available to new investors)
Invests in:	AllianceBernstein Variable Products Series Small Cap Growth Portfolio - Class A
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	seeks long-term growth of capital.

AllianceBernstein Small/Mid Cap Value Division
Invests in:	AllianceBernstein Variable Products Series Small/Mid Cap Value Portfolio - Class A
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	seeks long-term growth of capital.

American Century VP Capital Appreciation Division
Invests in:	American Century VP Capital Appreciation Fund - Class II
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	seeks capital growth.

American Century VP Income & Growth Division
Invests in:	American Century VP Income & Growth Fund - Class II
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	seeks capital growth by investing in common stocks. Income is a secondary objective.

American Century VP International Division
Invests in:	American Century VP International Fund - Class II
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	seeks capital growth.

American Century VP Mid Cap Value Division
Invests in:	American Century VP Mid Cap Value Fund - Class II
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	seeks long-term capital growth. Income is a secondary objective.

American Century VP Value Division
Invests in:	American Century VP Value Fund - Class II
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	seeks long-term capital growth. Income is a secondary objective.

American Funds Insurance Series Blue Chip Income and Growth Division
Invests in:	American Funds Insurance Series - Blue Chip Income and Growth Fund - Class 2 Shares
Investment Advisor:	Capital Research and Management Company
Investment Objective:	seeks to produce income exceeding the average yield on U.S stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

American Funds Insurance Series Global Balanced Division
Invests in:	American Funds Insurance Series - Global Balanced Fund - Class 2 Shares
Investment Advisor:	Capital Research and Management Company
Investment Objective:	seeks long-term growth of capital, conservation of principal and current income.

American Funds Insurance Series Global Bond Division
Invests in:	American Funds Insurance Series - Global Bond Fund - Class 2 Shares
Investment Advisor:	Capital Research and Management Company
Investment Objective:	seeks to provide, over the long term, a high level of total return consistent with prudent investment management.

American Funds Insurance Series Growth Fund Division
Invests in:	American Funds Insurance Series - Growth Fund - Class 2 Shares
Investment Advisor:	Capital Research and Management Company
Investment Objective:	seeks growth of capital.

American Funds Insurance Series International Fund Division
Invests in:	American Funds Insurance Series - International Fund - Class 2 Shares
Investment Advisor:	Capital Research and Management Company
Investment Objective:	seeks long-term growth of capital.

American Funds Insurance Series New World Fund Division
Invests in:	American Funds Insurance Series - New World Fund - Class 2 Shares
Investment Advisor:	Capital Research and Management Company
Investment Objective:	seeks long-term capital appreciation.

BNY Mellon IP Core Value Division (f.k.a. Dreyfus IP Core Value Division) (This fund is liquidating on April 30, 2020)
Invests in:	BY Mellon Investment Portfolios Core Value Portfolio - Service Shares
Investment Advisor:	BNY Mellon Investment Adviser, Inc.
Investment Objective:	seeks long-term growth of capital, with current income as a secondary objective.

BNY Mellon IP MidCap Stock Division (f.k.a. Dreyfus IP MidCap Stock Division)
Invests in:	BNY Mellon Investment Portfolios MidCap Stock Portfolio - Service Shares
Investment Advisor:	BNY Mellon Investment Adviser, Inc. through a sub-advisory agreement with Mellon Investments Corporation.
Investment Objective:
seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400® Index (S&P 400 Index).

BNY Mellon IP Technology Growth Division (f.k.a. Dreyfus IP Technology Growth Division )
Invests in:	BNY Mellon Investment Portfolios Technology Growth Portfolio - Service Shares
Investment Advisor:	BNY Mellon Investment Adviser, Inc.
Investment Objective:	seeks capital appreciation.

BNY Mellon Sustainable U.S. Equity Division (f.k.a. Dreyfus Sustainable U.S. Equity Division )
Invests in:	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Service Shares
Investment Advisor:	BNY Mellon Investment Adviser, Inc. through a sub-advisory agreement with Newton Investment Management (North America) Limited
Investment Objective:	seeks long-term capital appreciation.

BNY Mellon VIF Appreciation Division (f.k.a. Dreyfus VIF Appreciation Division )
Invests in:	BNY Mellon Variable Investment Fund Appreciation Portfolio - Service Shares
Investment Advisor:	Fayez Sarofim & Co through a sub-advisory agreement with BNY Mellon Investment Adviser, Inc.
Investment Objective:	seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.

Calvert EAFE International Index Division
Invests in:	Calvert VP EAFE International Index Portfolio - Class F
Investment Advisor:	Calvert Research and Management
Investment Objective:
seeks investment results that correspond to the total return performance of common stocks as represented by the MSCI EAFE (Standard) Index ("MSCI EAFE Index"). The MSCI EAFE Index emphasizes the stocks of companies in major markets in Europe, Australasia, and the Far East. This objective may be changed by the Portfolio’s Board of Directors without shareholder approval.

Calvert Investment Grade Bond Index Division
Invests in:	Calvert VP Investment Grade Bond Index Portfolio - Class I
Investment Advisor:	Calvert Research and Management through a sub-advisory agreement with Ameritas Investment Partners, Inc.
Investment Objective:
seeks investment results that correspond to the total return performance of the bond market, as represented by the Barclays U.S. Aggregate Bond Index (the “Barclays Index”). This objective may be changed by the Portfolio’s Board of Directors without shareholder approval.

Calvert Russell 2000 Small Cap Index Division
Invests in:	Calvert VP Russell 2000 Small Cap Index Portfolio - Class F
Investment Advisor:	Calvert Research and Management through a sub-advisory agreement with Ameritas Investment Partners, Inc.
Investment Objective:
seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index. This objective may be changed by the Portfolio’s Board of Directors without shareholder approval.

ClearBridge Mid Cap Division
Invests in:	ClearBridge Variable Mid Cap Portfolio - Class I Shares
Investment Advisor:	ClearBridge Investments, LLC through a sub-advisory agreement with Legg Mason Partners Fund Advisor, LLC
Investment Objective:	seeks long-term growth of capital.

ClearBridge Small Cap Growth Division
Invests in:	ClearBridge Variable Small Cap Growth Portfolio - Class I Shares
Investment Advisor:	ClearBridge Investments, LLC through a sub-advisory agreement with Legg Mason Partners Fund Advisor, LLC
Investment Objective:	seeks long-term growth of capital.

Delaware High Yield Division
Invests in:	Delaware VIP High Yield Series - Service Class
Investment Advisor:	Delaware Management Company
Investment Objective:	seeks total return and, as a secondary objective, high current income.

Delaware Small Cap Value Division
Invests in:	Delaware VIP Small Cap Value Series - Service Class
Investment Advisor:	Delaware Management Company
Investment Objective:	seeks capital appreciation.

DWS Alternative Asset Allocation Division
Invests in:	DWS Alternative Asset Allocation VIP - Class B
Investment Advisor:	RREEF America L.L.C. through a sub-advisory agreement with DWS Investment Management Americas Inc.)
Investment Objective:	seeks capital appreciation.

DWS Small Mid Cap Value Division
Invests in:	DWS Small Mid Cap Value VIP - Class B
Investment Advisor:	DWS Investment Management Americas Inc.
Investment Objective:	seeks long-term capital appreciation.

Fidelity VIP Contrafund Division
Invests in:	Fidelity VIP Contrafund® Portfolio - Service Class 2
Investment Advisor:	Fidelity Management & Research Company
Investment Objective:	seeks long-term capital appreciation.

Fidelity VIP Equity-Income Division
Invests in:	Fidelity VIP Equity-Income Portfolio - Service Class 2
Investment Advisor:	Fidelity Management & Research Company
Investment Objective:
seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fidelity VIP Extended Market Index Division
Invests in:	Fidelity VIP Extended Market Index Portfolio - Service Class 2
Investment Advisor:	Fidelity Management & Research Company through a sub-advisory agreement with Geode Capital Management, LLC and FMR Co., Inc.
Investment Objective:	seeks to provide investment results that correspond to the total return of stocks of mid- to small-capitalization U.S. companies.

Fidelity VIP Government Money Market Division
Invests in:	Fidelity VIP Government Money Market Portfolio - Service Class
Investment Advisor:	Fidelity Management & Research Company
Investment Objective:	seeks to achieve a high level of current income as is consistent with preservation of capital and liquidity.

Fidelity VIP High Income Division
Invests in:	Fidelity VIP High Income Portfolio - Service Class 2
Investment Advisor:	Fidelity Management & Research Company
Investment Objective:	seeks a high level of current income, while also considering growth of capital.

Fidelity VIP International Index Division
Invests in:	Fidelity VIP International Index Portfolio - Service Class 2
Investment Advisor:	Fidelity Management & Research Company through a sub-advisory agreement with Geode Capital Management, LLC and FMR Co., Inc.
Investment Objective:	seeks to provide investment results that correspond to the total return of foreign developed and emerging stock markets.

Fidelity VIP Mid Cap Division
Invests in:	Fidelity VIP Mid Cap Portfolio - Service Class 2
Investment Advisor:	Fidelity Management & Research Company
Investment Objective:	seeks long-term growth of capital.

Fidelity VIP Strategic Income Division
Invests in:	Fidelity VIP Strategic Income Portfolio - Service Class 2
Investment Advisor:	Fidelity Management & Research Company
Investment Objective:	seeks a high level of current income. The fund may also seek capital appreciation.

Fidelity VIP Total Market Index Division
Invests in:	Fidelity VIP Total Market Index Portfolio - Service Class 2
Investment Advisor:	Fidelity Management & Research Company through a sub-advisory agreement with Geode Capital Management, LLC and FMR Co., Inc.
Investment Objective:	seeks to provide investment results that correspond to the total return of a board range of U.S. stocks.

Franklin Income VIP Division
Invests in:	Franklin Templeton VIP Trust - Franklin Income VIP Fund - Class 2
Investment Advisor:	Templeton Investment Counsel, LLC through a sub-advisory agreement with Franklin Advisers, Inc.
Investment Objective:	seeks to maximize income while maintaining prospects for capital appreciation.

Franklin Mutual Global Discovery VIP Division
Invests in:	Franklin Templeton VIP Trust - Franklin Mutual Global Discovery VIP Fund - Class 2
Investment Advisor:	Franklin Mutual Advisers, LLC
Investment Objective:	seeks capital appreciation.

Franklin Mutual Shares VIP Division
Invests in:	Franklin Templeton VIP Trust - Franklin Mutual Shares VIP Fund - Class 2
Investment Advisor:	Franklin Mutual Advisers, LLC
Investment Objective:	seeks capital appreciation. Its secondary goal is income.

Franklin Rising Dividends VIP Division
Invests in:	Franklin Templeton VIP Trust - Franklin Rising Dividends VIP Fund - Class 2
Investment Advisor:	Franklin Advisers, Inc.
Investment Objective:	seeks long-term capital appreciation. Preservation of capital, while not a goal, is also an important consideration.

Franklin Small Cap Value VIP Division
Invests in:	Franklin Templeton VIP Trust - Franklin Small Cap Value VIP Fund - Class 2
Investment Advisor:	Franklin Mutual Advisers, LLC
Investment Objective:	seeks long-term total return.

Franklin Strategic Income VIP Division
Invests in:	Franklin Templeton VIP Trust - Franklin Strategic Income VIP Fund - Class 2
Investment Advisor:	Franklin Advisers, Inc.
Investment Objective:	Seeks a high level of current income. A secondary goal is long-term capital appreciation.

Franklin U.S. Government Securities VIP Division
Invests in:	Franklin Templeton VIP Trust - Franklin U.S. Government Securities VIP Fund - Class 2
Investment Advisor:	Franklin Advisers, Inc.
Investment Objective:	seeks income.

Franklin Templeton Developing Markets VIP Division
Invests in:	Franklin Templeton VIP Trust - Templeton Developing Markets VIP Fund - Class 2
Investment Advisor:	Templeton Asset Management Ltd.
Investment Objective:	seeks long-term capital appreciation.

Franklin Templeton Foreign VIP Division
Invests in:	Franklin Templeton VIP Trust - Templeton Foreign VIP Fund - Class 2
Investment Advisor:	Templeton Investment Counsel, LLC
Investment Objective:	seeks long-term capital growth.

Franklin Templeton Global Bond VIP Division
Invests in:	Franklin Templeton VIP Trust - Templeton Global Bond VIP Fund - Class 2
Investment Advisor:	Franklin Advisers, Inc.
Investment Objective:	seeks high current income, consistent with preservation of capital. Capital appreciation is a secondary consideration.

Invesco American Franchise Division
Invests in:	Invesco V.I. American Franchise Fund - Series II Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	seeks capital growth.

Invesco American Value Division
Invests in:	Invesco V.I. American Value Fund - Series I Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	seeks to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Invesco Core Equity Division
Invests in:	Invesco V.I. Core Equity Fund - Series II Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	seeks long-term growth of capital.

Invesco Global Real Estate Division
Invests in:	Invesco V.I. Global Real Estate Fund - Series I Shares
Investment Advisor:	Invesco Asset Management Limited through a sub-advisory agreement with Invesco Advisers, Inc.
Investment Objective:	seeks total return through growth of capital and current income.

Invesco Health Care Division
Invests in:	Invesco V.I. Health Care Fund - Series I Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	seeks long-term growth of capital.

Invesco International Growth Division
Invests in:	Invesco V.I. International Growth Fund - Series I Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	seeks long-term growth of capital.

Invesco Mid Cap Core Equity Division
Invests in:	Invesco V.I. Mid Cap Core Equity Fund - Series II Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	seeks long-term growth of capital.

Invesco Mid Cap Growth Division (This fund is merging into Invesco Oppenheimer Discovery Mid Cap Growth Fund - Series I on April 30, 2020)
Invests in:	Invesco V.I. Mid Cap Growth Fund - Series I Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	seeks capital growth.

Invesco Oppenheimer Discovery Mid Cap Growth Division (This fund is available beginning April 30, 2020)
Invests in:	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund - Series I Shares
Investment Advisor:	Oppenheimer Funds, Inc. through a sub-advisory agreement with OFI Global Asset Management, Inc.
Investment Objective:	seeks capital appreciation.

Invesco Oppenheimer Main Street Small Cap Division
Invests in:	Invesco Oppenheimer V.I. Main Street Small Cap Fund - Series II Shares
Investment Advisor:	Oppenheimer Funds, Inc. through a sub-advisory agreement with OFI Global Asset Management, Inc.
Investment Objective:	seeks capital appreciation.

Invesco Small Cap Equity Division
Invests in:	Invesco V.I. Small Cap Equity Fund - Series I Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	seeks long-term growth of capital.

Janus Henderson Balanced Division
Invests in:	Janus Henderson Series Balanced Portfolio - Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Janus Henderson Enterprise Division
Invests in:	Janus Henderson Series Enterprise Portfolio - Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	seeks long-term growth of capital.

Janus Henderson Flexible Bond Division
Invests in:	Janus Henderson Series Flexible Bond Portfolio - Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	seeks to obtain maximum total return, consistent with preservation of capital.

Janus Henderson Forty Division
Invests in:	Janus Henderson Series Forty Portfolio - Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	seeks long-term growth of capital.

Janus Henderson Global Research Division
Invests in:	Janus Henderson Series Global Research Portfolio - Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	seeks long-term growth of capital.

Janus Henderson Global Technology and Innovation Division (f.k.a. Janus Henderson Global Technology Division)
Invests in:	Janus Henderson Series Global Technology and Innovation Portfolio - Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	seeks long-term growth of capital.

Lord Abbett Series Fund Developing Growth Division
Invests in:	Lord Abbett Series Fund Developing Growth Portfolio - Class VC
Investment Advisor:	Lord, Abbett & Co. LLC
Investment Objective:	seeks long-term growth of capital.

MFS Blended Research Small Cap Equity Division
Invests in:	MFS® Blended Research® Small Cap Equity Portfolio - Service Class
Investment Advisor:	Massachusetts Financial Services Company (MFS)
Investment Objective:	seeks capital appreciation.

MFS Global Equity Division
Invests in:	MFS® Global Equity Series - Service Class
Investment Advisor:	Massachusetts Financial Services Company (MFS)
Investment Objective:	seeks capital appreciation.

MFS Growth Division
Invests in:	MFS® Growth Series - Service Class
Investment Advisor:	Massachusetts Financial Services Company (MFS)
Investment Objective:	seeks capital appreciation.

MFS Inflation-Adjusted Bond Division
Invests in:	MFS® Inflation-Adjusted Bond Portfolio - Service Class
Investment Advisor:	Massachusetts Financial Services Company (MFS)
Investment Objective:	seeks total return that exceeds the rate of inflation over the long-term, with an emphasis on current income, but also considering capital appreciation.

MFS International Intrinsic Value Division
Invests in:	MFS® International Intrinsic Value Portfolio - Service Class
Investment Advisor:	Massachusetts Financial Services Company (MFS)
Investment Objective:	seeks capital appreciation.

MFS Mid Cap Value Division
Invests in:	MFS® Mid Cap Value Portfolio - Service Class
Investment Advisor:	Massachusetts Financial Services Company (MFS)
Investment Objective:	seeks capital appreciation.

MFS New Discovery Division
Invests in:	MFS® New Discovery Series - Service Class
Investment Advisor:	Massachusetts Financial Services Company (MFS)
Investment Objective:	seeks capital appreciation.

MFS New Discovery Value Division
Invests in:	MFS® New Discovery Value Portfolio - Service Class
Investment Advisor:	Massachusetts Financial Services Company (MFS)
Investment Objective:	seeks capital appreciation.

MFS Research International Division
Invests in:	MFS® Research International Series - Service Class
Investment Advisor:	Massachusetts Financial Services Company (MFS)
Investment Objective:	seeks capital appreciation.

MFS Total Return Division
Invests in:	MFS® Total Return Series - Service Class
Investment Advisor:	Massachusetts Financial Services Company (MFS)
Investment Objective:	seeks total return.

MFS Utilities Division
Invests in:	MFS® Utilities Series - Service Class
Investment Advisor:	Massachusetts Financial Services Company (MFS)
Investment Objective:	seeks total return.

MFS Value Division
Invests in:	MFS® Value Series - Service Class
Investment Advisor:	Massachusetts Financial Services Company (MFS)
Investment Objective:	seeks capital appreciation.

Neuberger Berman AMT Mid Cap Growth Division
Invests in:	Neuberger Berman AMT Mid Cap Growth Portfolio - Class S
Investment Advisor:	Neuberger Berman LLC
Investment Objective:	seeks growth of capital.

Neuberger Berman AMT Sustainable Equity Division
Invests in:	Neuberger Berman AMT Sustainable Equity Portfolio - I Class Shares
Investment Advisor:	Neuberger Berman LLC
Investment Objective:	seeks to invest primarily in commons stock of mid- to large- capitalization companies that meet the Fund’s quality oriented financial and ESG criteria.

PIMCO All Asset Division
Invests in:	PIMCO VIT All Asset Portfolio - Administrative Class
Investment Advisor:	Research Affiliates, LLC through a sub-advisory agreement with Pacific Investment Management Company LLC (PIMCO)
Investment Objective:	seeks maximum real return consistent with preservation of real capital and prudent investment management.

PIMCO Commodity Real Return Strategy Division
Invests in:	PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC (PIMCO)
Investment Objective:	seeks maximum real return consistent with prudent investment management.

PIMCO Emerging Markets Bond Division
Invests in:	PIMCO VIT Emerging Markets Bond Portfolio - Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC (PIMCO)
Investment Objective:	seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO High Yield Division
Invests in:	PIMCO VIT High Yield Portfolio - Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC (PIMCO)
Investment Objective:	seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO Long-Term U.S. Government Division
Invests in:	PIMCO VIT Long-Term U.S. Government Portfolio - Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC (PIMCO)
Investment Objective:	seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO Low Duration Division
Invests in:	PIMCO VIT Low Duration Portfolio - Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC ("PIMCO")
Investment Objective:	seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO Real Return Division
Invests in:	PIMCO VIT Real Return Portfolio - Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC (PIMCO)
Investment Objective:	seeks maximum real return, consistent with preservation of real capital and prudent investment management.

PIMCO Short-Term Division
Invests in:	PIMCO VIT Short-Term Portfolio - Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC (PIMCO)
Investment Objective:	seeks maximum current income, consistent with preservation of capital and daily liquidity.

PIMCO Total Return Division
Invests in:	PIMCO VIT Total Return Portfolio - Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC (PIMCO)
Investment Objective:	seeks maximum total return, consistent with preservation of capital and prudent investment management.

Bond Market Index Division
Invests in:	Principal Variable Contracts Funds Bond Market Index Account - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks to provide current income.

Core Plus Bond Division
Invests in:	Principal Variable Contracts Funds Core Plus Bond Account - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks to provide current income.

Diversified International Division
Invests in:	Principal Variable Contracts Funds Diversified International Account - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks long-term growth of capital.

Equity Income Division
Invests in:	Principal Variable Contracts Funds Equity Income Account - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks to provide a relatively high level of current income and long-term growth of income and capital.

Government & High Quality Bond Division
Invests in:	Principal Variable Contracts Funds Government & High Quality Bond Account - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks to provide a high level of current income consistent with safety and liquidity.

International Emerging Markets Division
Invests in:	Principal Variable Contracts Funds International Emerging Markets Account - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks long-term growth of capital.

LargeCap Growth I Division
Invests in:	Principal Variable Contracts Funds LargeCap Growth Account I - Class 1
Investment Advisor:	T. Rowe Price Associates, Inc. and Brown Advisory, LLC through sub-advisory agreements with Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks long-term growth of capital.

LargeCap S&P 500 Index Division
Invests in:	Principal Variable Contracts Funds LargeCap S&P 500 Index Account - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks long-term growth of capital.

MidCap Division (not available to new investors)
Invests in:	Principal Variable Contracts Funds MidCap Account - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks long-term growth of capital.

Principal Capital Appreciation Division
Invests in:	Principal Variable Contracts Funds Principal Capital Appreciation Account - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks to provide long term growth of capital.

Principal LifeTime 2010 Division
Invests in:	Principal Variable Contracts Funds Principal LifeTime 2010 Account - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income.

Principal LifeTime 2020 Division
Invests in:	Principal Variable Contracts Funds Principal LifeTime 2020 Account - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income.

Principal LifeTime 2030 Division
Invests in:	Principal Variable Contracts Funds Principal LifeTime 2030 Account - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income.

Principal LifeTime 2040 Division
Invests in:	Principal Variable Contracts Funds Principal LifeTime 2040 Account - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income.

Principal LifeTime 2050 Division
Invests in:	Principal Variable Contracts Funds Principal LifeTime 2050 Account - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income.

Principal LifeTime 2060 Division
Invests in:	Principal Variable Contracts Funds Principal LifeTime 2060 Account - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income.

Principal LifeTime Strategic Income Division
Invests in:	Principal Variable Contracts Funds Principal LifeTime Strategic Income Account - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks current income, and as a secondary objective, capital appreciation.

Real Estate Securities Division
Invests in:	Principal Variable Contracts Funds Real Estate Securities Account - Class 1
Investment Advisor:	Principal Real Estate Investors, LLC through a sub-advisory agreement with Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks to generate a total return.

SAM Balanced Portfolio Division
Invests in:	Principal Variable Contracts Funds Strategic Asset Management Portfolios - Balanced Portfolio - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk.

SAM Conservative Balanced Portfolio Division
Invests in:	Principal Variable Contracts Funds Strategic Asset Management Portfolios - Conservative Balanced Portfolio - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk.

SAM Conservative Growth Portfolio Division
Invests in:	Principal Variable Contracts Funds Strategic Asset Management Portfolios - Conservative Growth Portfolio - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks to provide long-term capital appreciation.

SAM Flexible Income Portfolio Division
Invests in:	Principal Variable Contracts Funds Strategic Asset Management Portfolios - Flexible Income Portfolio - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation).

SAM Strategic Growth Portfolio Division
Invests in:	Principal Variable Contracts Funds Strategic Asset Management Portfolios - Strategic Growth Portfolio - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks to provide long-term capital appreciation.

Short-Term Income Division
Invests in:	Principal Variable Contracts Funds Short-Term Income Account - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal.

SmallCap Division
Invests in:	Principal Variable Contracts Funds SmallCap Account - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks long-term growth of capital.

Putnam VT Growth Opportunities Division
Invests in:	Putnam VT Growth Opportunities Fund - Class IB
Investment Advisor:	Putnam Investment Management, LLC
Investment Objective:	seeks capital appreciation.

Rydex Basic Materials Division
Invests in:	Rydex VI Basic Materials Fund
Investment Advisor:	Security Investors, LLC, which operates under the name of Guggenheim Investments
Investment Objective:
seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials.

Rydex Utilities Division
Invests in:	Rydex VI Utilities Fund
Investment Advisor:	Security Investors, LLC, which operates under the name of Guggenheim Investments
Investment Objective:	seeks to provide capital appreciation by investing in companies that operate public utilities.

T. Rowe Price Health Sciences Division
Invests in:	T. Rowe Price Health Sciences Portfolio - II
Investment Advisor:	T. Rowe Price Associates Inc.
Investment Objective:	seeks long-term capital appreciation.

TOPS Managed Risk Balanced ETF Division
Invests in:	TOPS®™ Managed Risk Balanced ETF Portfolio - Class 2
Investment Advisor:	Milliman Financial Risk Management, LLC through a sub-advisory agreement with ValMark Advisers, Inc.
Investment Objective:	seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.

TOPS Managed Risk Growth ETF Division
Invests in:	TOPS®™ Managed Risk Growth ETF Portfolio - Class 2
Investment Advisor:	Milliman Financial Risk Management, LLC through a sub-advisory agreement with ValMark Advisers, Inc.
Investment Objective:	seeks capital appreciation with less volatility than the equity markets as a whole.

TOPS Managed Risk Moderate Growth ETF Division
Invests in:	TOPS®™ Managed Risk Moderate Growth ETF Portfolio - Class 2
Investment Advisor:	Milliman Financial Risk Management, LLC through a sub-advisory agreement with ValMark Advisers, Inc.
Investment Objective:	seeks capital appreciation with less volatility than the equity markets as a whole.

VanEck Global Hard Assets Division
Invests in:	VanEck VIP Trust - VanEck VIP Global Hard Assets Fund - Initial Class Shares
Investment Advisor:	Van Eck Associates Corporation
Investment Objective:	seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

Vanguard VIF Mid-Cap Index Division
Invests in:	Vanguard VIF - Mid-Cap Index Portfolio
Investment Advisor:	The Vanguard Group, Inc.
Investment Objective:	seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.

Wanger International Division
Invests in:	Wanger International
Investment Advisor:	Columbia Wanger Asset Management LLC
Investment Objective:	seeks long-term capital appreciation.

APPENDIX A – TARGET PREMIUM RATES
TARGET PREMIUM RATES (per $1,000 of Policy Face Amount) – Male

Table: Age:	Standard 100%	2 120%	3 130%	4 140%	5 150%	6 150%	7 165%	8 165%	9 180%	10 180%	11 195%	12 195%	13 210%	14 210%	15 210%	16 210%
20	18.60	22.32	24.18	26.04	27.90	27.90	30.69	30.69	33.48	33.48	36.27	36.27	39.06	39.06	39.06	39.06
21	19.21	23.05	24.97	26.89	28.82	28.82	31.70	31.70	34.58	34.58	37.46	37.46	40.34	40.34	40.34	40.34
22	19.85	23.82	25.81	27.79	29.78	29.78	32.75	32.75	35.73	35.73	38.71	38.71	41.69	41.69	41.69	41.69
23	20.51	24.61	26.66	28.71	30.77	30.77	33.84	33.84	36.92	36.92	39.99	39.99	43.07	43.07	43.07	43.07
24	21.19	25.43	27.55	29.67	31.79	31.79	34.96	34.96	38.14	38.14	41.32	41.32	44.50	44.50	44.50	44.50
25	21.89	26.27	28.46	30.65	32.84	32.84	36.12	36.12	39.40	39.40	42.69	42.69	45.97	45.97	45.97	45.97
26	22.61	27.13	29.39	31.65	33.92	33.92	37.31	37.31	40.70	40.70	44.09	44.09	47.48	47.48	47.48	47.48
27	23.37	28.04	30.38	32.72	35.06	35.06	38.56	38.56	42.07	42.07	45.57	45.57	49.08	49.08	49.08	49.08
28	24.16	28.99	31.41	33.82	36.24	36.24	39.86	39.86	43.49	43.49	47.11	47.11	50.74	50.74	50.74	50.74
29	24.99	29.99	32.49	34.99	37.49	37.49	41.23	41.23	44.98	44.98	48.73	48.73	52.48	52.48	52.48	52.48
30	25.86	31.03	33.62	36.20	38.79	38.79	42.67	42.67	46.55	46.55	50.43	50.43	54.31	54.31	54.31	54.31
31	26.76	32.11	34.79	37.46	40.14	40.14	44.15	44.15	48.17	48.17	52.18	52.18	56.20	56.20	56.20	56.20
32	27.69	33.23	36.00	38.77	41.54	41.54	45.69	45.69	49.84	49.84	54.00	54.00	58.15	58.15	58.15	58.15
33	28.66	34.39	37.26	40.12	42.99	42.99	47.29	47.29	51.59	51.59	55.89	55.89	60.19	60.19	60.19	60.19
34	29.65	35.58	38.55	41.51	44.48	44.48	48.92	48.92	53.37	53.37	57.82	57.82	62.27	62.27	62.27	62.27
35	30.68	36.82	39.88	42.95	46.02	46.02	50.62	50.62	55.22	55.22	59.83	59.83	64.43	64.43	64.43	64.43
36	31.74	38.09	41.26	44.44	47.61	47.61	52.37	52.37	57.13	57.13	61.89	61.89	66.65	66.65	66.65	66.65
37	32.82	39.38	42.67	45.95	49.23	49.23	54.15	54.15	59.08	59.08	64.00	64.00	68.92	68.92	68.92	68.92
38	33.94	40.73	44.12	47.52	50.91	50.91	56.00	56.00	61.09	61.09	66.18	66.18	71.27	71.27	71.27	71.27
39	35.08	42.10	45.60	49.11	52.62	52.62	57.88	57.88	63.14	63.14	68.41	68.41	73.67	73.67	73.67	73.67
40	36.25	43.50	47.13	50.75	54.38	54.38	59.81	59.81	65.25	65.25	70.69	70.69	76.13	76.13	76.13	76.13
41	37.45	44.94	48.69	52.43	56.18	56.18	61.79	61.79	67.41	67.41	73.03	73.03	78.65	78.65	78.65	78.65
42	38.68	46.42	50.28	54.15	58.02	58.02	63.82	63.82	69.62	69.62	75.43	75.43	81.23	81.23	81.23	81.23
43	39.95	47.94	51.94	55.93	59.93	59.93	65.92	65.92	71.91	71.91	77.90	77.90	83.90	83.90	83.90	83.90
44	41.26	49.51	53.64	57.76	61.89	61.89	68.08	68.08	74.27	74.27	80.46	80.46	86.65	86.65	86.65	86.65
45	42.61	51.13	55.39	59.65	63.92	63.92	70.31	70.31	76.70	76.70	83.09	83.09	89.48	89.48	89.48	89.48
46	44.02	52.82	57.23	61.63	66.03	66.03	72.63	72.63	79.24	79.24	85.84	85.84	92.44	92.44	92.44	92.44
47	45.48	54.58	59.12	63.67	68.22	68.22	75.04	75.04	81.86	81.86	88.69	88.69	95.51	95.51	95.51	95.51
48	47.00	56.40	61.10	65.80	70.50	70.50	77.55	77.55	84.60	84.60	91.65	91.65	98.70	98.70	98.70	98.70
49	48.59	58.31	63.17	68.03	72.89	72.89	80.17	80.17	87.46	87.46	94.75	94.75	102.04	102.04	102.04	102.04
50	50.23	60.28	65.30	70.32	75.35	75.35	82.88	82.88	90.41	90.41	97.95	97.95	105.48	105.48	105.48	105.48
51	51.94	62.33	67.52	72.72	77.91	77.91	85.70	85.70	93.49	93.49	101.28	101.28	109.07	109.07	109.07	109.07
52	53.71	64.45	69.82	75.19	80.57	80.57	88.62	88.62	96.68	96.68	104.73	104.73	112.79	112.79	112.79	112.79
53	55.55	66.66	72.22	77.77	83.33	83.33	91.66	91.66	99.99	99.99	108.32	108.32	116.66	116.66	116.66	116.66
54	57.44	68.93	74.67	80.42	86.16	86.16	94.78	94.78	103.39	103.39	112.01	112.01	120.62	120.62	120.62	120.62
55	59.41	71.29	77.23	83.17	89.12	89.12	98.03	98.03	106.94	106.94	115.85	115.85	124.76	124.76	124.76	124.76
56	61.44	73.73	79.87	86.02	92.16	92.16	101.38	101.38	110.59	110.59	119.81	119.81	129.02	129.02	129.02	129.02
57	63.53	76.24	82.59	88.94	95.30	95.30	104.82	104.82	114.35	114.35	123.88	123.88	133.41	133.41	133.41	133.41
58	65.70	78.84	85.41	91.98	98.55	98.55	108.41	108.41	118.26	118.26	128.12	128.12	137.97	137.97	137.97	137.97
59	67.94	81.53	88.32	95.12	101.91	101.91	112.10	112.10	122.29	122.29	132.48	132.48	142.67	142.67	142.67	142.67
60	70.25	84.30	91.33	98.35	105.38	105.38	115.91	115.91	126.45	126.45	136.99	136.99	147.53	147.53	147.53	147.53
61	72.63	87.16	94.42	101.68	108.95	108.95	119.84	119.84	130.73	130.73	141.63	141.63	152.52	152.52	152.52	152.52
62	75.08	90.10	97.60	105.11	112.62	112.62	123.88	123.88	135.14	135.14	146.41	146.41	157.67	157.67	157.67	157.67
63	77.60	93.12	100.88	108.64	116.40	116.40	128.04	128.04	139.68	139.68	151.32	151.32	162.96	162.96	162.96	162.96
64	80.18	96.22	104.23	112.25	120.27	120.27	132.30	132.30	144.32	144.32	156.35	156.35	168.38	168.38	168.38	168.38
65	82.83	99.40	107.68	115.96	124.25	124.25	136.67	136.67	149.09	149.09	161.52	161.52	173.94	173.94	173.94	173.94
66	85.55	102.66	111.22	119.77	128.33	128.33	141.16	141.16	153.99	153.99	166.82	166.82	179.66	179.66	179.66	179.66
67	88.36	106.03	114.87	123.70	132.54	132.54	145.79	145.79	159.05	159.05	172.30	172.30	185.56	185.56	185.56	185.56
68	91.28	109.54	118.66	127.79	136.92	136.92	150.61	150.61	164.30	164.30	178.00	178.00	191.69	191.69	191.69	191.69
69	94.32	113.18	122.62	132.05	141.48	141.48	155.63	155.63	169.78	169.78	183.92	183.92	198.07	198.07	198.07	198.07

Table: Age:	Standard 100%	2 120%	3 130%	4 140%	5 150%	6 150%	7 165%	8 165%	9 180%	10 180%	11 195%	12 195%	13 210%	14 210%	15 210%	16 210%
70	97.51	117.01	126.76	136.51	146.27	146.27	160.89	160.89	175.52	175.52	190.14	190.14	204.77	204.77	204.77	204.77
71	100.85	121.02	131.11	141.19	151.28	151.28	166.40	166.40	181.53	181.53	196.66	196.66	211.79	211.79	211.79	211.79
72	104.33	125.20	135.63	146.06	156.50	156.50	172.14	172.14	187.79	187.79	203.44	203.44	219.09	219.09	219.09	219.09
73	107.96	129.55	140.35	151.14	161.94	161.94	178.13	178.13	194.33	194.33	210.52	210.52	226.72	226.72	226.72	226.72
74	111.72	134.06	145.24	156.41	167.58	167.58	184.34	184.34	201.10	201.10	217.85	217.85	234.61	234.61	234.61	234.61
75	115.63	138.76	150.32	161.88	173.45	173.45	190.79	190.79	208.13	208.13	225.48	225.48	242.82	242.82	242.82	242.82

TARGET PREMIUM RATES (per $1,000 of Policy Face Amount) – Female

Table: Age:	Standard 100%	2 120%	3 130%	4 140%	5 150%	6 150%	7 165%	8 165%	9 180%	10 180%	11 195%	12 195%	13 210%	14 210%	15 210%	16 210%
20	15.80	18.96	20.54	22.12	23.70	23.70	26.07	26.07	28.44	28.44	30.81	30.81	33.18	33.18	33.18	33.18
21	16.38	19.66	21.29	22.93	24.57	24.57	27.03	27.03	29.48	29.48	31.94	31.94	34.40	34.40	34.40	34.40
22	16.99	20.39	22.09	23.79	25.49	25.49	28.03	28.03	30.58	30.58	33.13	33.13	35.68	35.68	35.68	35.68
23	17.62	21.14	22.91	24.67	26.43	26.43	29.07	29.07	31.72	31.72	34.36	34.36	37.00	37.00	37.00	37.00
24	18.28	21.94	23.76	25.59	27.42	27.42	30.16	30.16	32.90	32.90	35.65	35.65	38.39	38.39	38.39	38.39
25	18.95	22.74	24.64	26.53	28.43	28.43	31.27	31.27	34.11	34.11	36.95	36.95	39.80	39.80	39.80	39.80
26	19.65	23.58	25.55	27.51	29.48	29.48	32.42	32.42	35.37	35.37	38.32	38.32	41.27	41.27	41.27	41.27
27	20.38	24.46	26.49	28.53	30.57	30.57	33.63	33.63	36.68	36.68	39.74	39.74	42.80	42.80	42.80	42.80
28	21.14	25.37	27.48	29.60	31.71	31.71	34.88	34.88	38.05	38.05	41.22	41.22	44.39	44.39	44.39	44.39
29	21.93	26.32	28.51	30.70	32.90	32.90	36.18	36.18	39.47	39.47	42.76	42.76	46.05	46.05	46.05	46.05
30	22.75	27.30	29.58	31.85	34.13	34.13	37.54	37.54	40.95	40.95	44.36	44.36	47.78	47.78	47.78	47.78
31	23.59	28.31	30.67	33.03	35.39	35.39	38.92	38.92	42.46	42.46	46.00	46.00	49.54	49.54	49.54	49.54
32	24.47	29.36	31.81	34.26	36.71	36.71	40.38	40.38	44.05	44.05	47.72	47.72	51.39	51.39	51.39	51.39
33	25.38	30.46	32.99	35.53	38.07	38.07	41.88	41.88	45.68	45.68	49.49	49.49	53.30	53.30	53.30	53.30
34	26.32	31.58	34.22	36.85	39.48	39.48	43.43	43.43	47.38	47.38	51.32	51.32	55.27	55.27	55.27	55.27
35	27.29	32.75	35.48	38.21	40.94	40.94	45.03	45.03	49.12	49.12	53.22	53.22	57.31	57.31	57.31	57.31
36	28.29	33.95	36.78	39.61	42.44	42.44	46.68	46.68	50.92	50.92	55.17	55.17	59.41	59.41	59.41	59.41
37	29.32	35.18	38.12	41.05	43.98	43.98	48.38	48.38	52.78	52.78	57.17	57.17	61.57	61.57	61.57	61.57
38	30.37	36.44	39.48	42.52	45.56	45.56	50.11	50.11	54.67	54.67	59.22	59.22	63.78	63.78	63.78	63.78
39	31.46	37.75	40.90	44.04	47.19	47.19	51.91	51.91	56.63	56.63	61.35	61.35	66.07	66.07	66.07	66.07
40	32.58	39.10	42.35	45.61	48.87	48.87	53.76	53.76	58.64	58.64	63.53	63.53	68.42	68.42	68.42	68.42
41	33.74	40.49	43.86	47.24	50.61	50.61	55.67	55.67	60.73	60.73	65.79	65.79	70.85	70.85	70.85	70.85
42	34.94	41.93	45.42	48.92	52.41	52.41	57.65	57.65	62.89	62.89	68.13	68.13	73.37	73.37	73.37	73.37
43	36.19	43.43	47.05	50.67	54.29	54.29	59.71	59.71	65.14	65.14	70.57	70.57	76.00	76.00	76.00	76.00
44	37.48	44.98	48.72	52.47	56.22	56.22	61.84	61.84	67.46	67.46	73.09	73.09	78.71	78.71	78.71	78.71
45	38.83	46.60	50.48	54.36	58.25	58.25	64.07	64.07	69.89	69.89	75.72	75.72	81.54	81.54	81.54	81.54
46	40.22	48.26	52.29	56.31	60.33	60.33	66.36	66.36	72.40	72.40	78.43	78.43	84.46	84.46	84.46	84.46
47	41.66	49.99	54.16	58.32	62.49	62.49	68.74	68.74	74.99	74.99	81.24	81.24	87.49	87.49	87.49	87.49
48	43.15	51.78	56.10	60.41	64.73	64.73	71.20	71.20	77.67	77.67	84.14	84.14	90.62	90.62	90.62	90.62
49	44.69	53.63	58.10	62.57	67.04	67.04	73.74	73.74	80.44	80.44	87.15	87.15	93.85	93.85	93.85	93.85
50	46.29	55.55	60.18	64.81	69.44	69.44	76.38	76.38	83.32	83.32	90.27	90.27	97.21	97.21	97.21	97.21
51	47.93	57.52	62.31	67.10	71.90	71.90	79.08	79.08	86.27	86.27	93.46	93.46	100.65	100.65	100.65	100.65
52	49.63	59.56	64.52	69.48	74.45	74.45	81.89	81.89	89.33	89.33	96.78	96.78	104.22	104.22	104.22	104.22
53	51.38	61.66	66.79	71.93	77.07	77.07	84.78	84.78	92.48	92.48	100.19	100.19	107.90	107.90	107.90	107.90
54	53.19	63.83	69.15	74.47	79.79	79.79	87.76	87.76	95.74	95.74	103.72	103.72	111.70	111.70	111.70	111.70
55	55.06	66.07	71.58	77.08	82.59	82.59	90.85	90.85	99.11	99.11	107.37	107.37	115.63	115.63	115.63	115.63
56	56.98	68.38	74.07	79.77	85.47	85.47	94.02	94.02	102.56	102.56	111.11	111.11	119.66	119.66	119.66	119.66
57	58.97	70.76	76.66	82.56	88.46	88.46	97.30	97.30	106.15	106.15	114.99	114.99	123.84	123.84	123.84	123.84
58	61.02	73.22	79.33	85.43	91.53	91.53	100.68	100.68	109.84	109.84	118.99	118.99	128.14	128.14	128.14	128.14
59	63.13	75.76	82.07	88.38	94.70	94.70	104.16	104.16	113.63	113.63	123.10	123.10	132.57	132.57	132.57	132.57
60	65.32	78.38	84.92	91.45	97.98	97.98	107.78	107.78	117.58	117.58	127.37	127.37	137.17	137.17	137.17	137.17
61	67.57	81.08	87.84	94.60	101.36	101.36	111.49	111.49	121.63	121.63	131.76	131.76	141.90	141.90	141.90	141.90
62	69.88	83.86	90.84	97.83	104.82	104.82	115.30	115.30	125.78	125.78	136.27	136.27	146.75	146.75	146.75	146.75
63	72.27	86.72	93.95	101.18	108.41	108.41	119.25	119.25	130.09	130.09	140.93	140.93	151.77	151.77	151.77	151.77
64	74.73	89.68	97.15	104.62	112.10	112.10	123.30	123.30	134.51	134.51	145.72	145.72	156.93	156.93	156.93	156.93
65	77.26	92.71	100.44	108.16	115.89	115.89	127.48	127.48	139.07	139.07	150.66	150.66	162.25	162.25	162.25	162.25
66	79.87	95.84	103.83	111.82	119.81	119.81	131.79	131.79	143.77	143.77	155.75	155.75	167.73	167.73	167.73	167.73
67	82.55	99.06	107.32	115.57	123.83	123.83	136.21	136.21	148.59	148.59	160.97	160.97	173.36	173.36	173.36	173.36
68	85.30	102.36	110.89	119.42	127.95	127.95	140.75	140.75	153.54	153.54	166.34	166.34	179.13	179.13	179.13	179.13
69	88.14	105.77	114.58	123.40	132.21	132.21	145.43	145.43	158.65	158.65	171.87	171.87	185.09	185.09	185.09	185.09
70	91.07	109.28	118.39	127.50	136.61	136.61	150.27	150.27	163.93	163.93	177.59	177.59	191.25	191.25	191.25	191.25
71	94.09	112.91	122.32	131.73	141.14	141.14	155.25	155.25	169.36	169.36	183.48	183.48	197.59	197.59	197.59	197.59
72	97.21	116.65	126.37	136.09	145.82	145.82	160.40	160.40	174.98	174.98	189.56	189.56	204.14	204.14	204.14	204.14
73	100.47	120.56	130.61	140.66	150.71	150.71	165.78	165.78	180.85	180.85	195.92	195.92	210.99	210.99	210.99	210.99
74	103.86	124.63	135.02	145.40	155.79	155.79	171.37	171.37	186.95	186.95	202.53	202.53	218.11	218.11	218.11	218.11
75	107.41	128.89	139.63	150.37	161.12	161.12	177.23	177.23	193.34	193.34	209.45	209.45	225.56	225.56	225.56	225.56

TARGET PREMIUM RATES (per $1,000 of Policy Face Amount) – Unisex

Table: Age:	Standard 100%	2 120%	3 130%	4 140%	5 150%	6 150%	7 165%	8 165%	9 180%	10 180%	11 195%	12 195%	13 210%	14 210%	15 210%	16 210%
20	18.06	21.67	23.48	25.28	27.09	27.09	29.80	29.80	32.51	32.51	35.22	35.22	37.93	37.93	37.93	37.93
21	18.67	22.40	24.27	26.14	28.01	28.01	30.81	30.81	33.61	33.61	36.41	36.41	39.21	39.21	39.21	39.21
22	19.30	23.16	25.09	27.02	28.95	28.95	31.85	31.85	34.74	34.74	37.64	37.64	40.53	40.53	40.53	40.53
23	19.95	23.94	25.94	27.93	29.93	29.93	32.92	32.92	35.91	35.91	38.90	38.90	41.90	41.90	41.90	41.90
24	20.63	24.76	26.82	28.88	30.95	30.95	34.04	34.04	37.13	37.13	40.23	40.23	43.32	43.32	43.32	43.32
25	21.32	25.58	27.72	29.85	31.98	31.98	35.18	35.18	38.38	38.38	41.57	41.57	44.77	44.77	44.77	44.77
26	22.05	26.46	28.67	30.87	33.08	33.08	36.38	36.38	39.69	39.69	43.00	43.00	46.31	46.31	46.31	46.31
27	22.80	27.36	29.64	31.92	34.20	34.20	37.62	37.62	41.04	41.04	44.46	44.46	47.88	47.88	47.88	47.88
28	23.58	28.30	30.65	33.01	35.37	35.37	38.91	38.91	42.44	42.44	45.98	45.98	49.52	49.52	49.52	49.52
29	24.40	29.28	31.72	34.16	36.60	36.60	40.26	40.26	43.92	43.92	47.58	47.58	51.24	51.24	51.24	51.24
30	25.26	30.31	32.84	35.36	37.89	37.89	41.68	41.68	45.47	45.47	49.26	49.26	53.05	53.05	53.05	53.05
31	26.15	31.38	34.00	36.61	39.23	39.23	43.15	43.15	47.07	47.07	50.99	50.99	54.92	54.92	54.92	54.92
32	27.08	32.50	35.20	37.91	40.62	40.62	44.68	44.68	48.74	48.74	52.81	52.81	56.87	56.87	56.87	56.87
33	28.03	33.64	36.44	39.24	42.05	42.05	46.25	46.25	50.45	50.45	54.66	54.66	58.86	58.86	58.86	58.86
34	29.02	34.82	37.73	40.63	43.53	43.53	47.88	47.88	52.24	52.24	56.59	56.59	60.94	60.94	60.94	60.94
35	30.03	36.04	39.04	42.04	45.05	45.05	49.55	49.55	54.05	54.05	58.56	58.56	63.06	63.06	63.06	63.06
36	31.08	37.30	40.40	43.51	46.62	46.62	51.28	51.28	55.94	55.94	60.61	60.61	65.27	65.27	65.27	65.27
37	32.15	38.58	41.80	45.01	48.23	48.23	53.05	53.05	57.87	57.87	62.69	62.69	67.52	67.52	67.52	67.52
38	33.26	39.91	43.24	46.56	49.89	49.89	54.88	54.88	59.87	59.87	64.86	64.86	69.85	69.85	69.85	69.85
39	34.39	41.27	44.71	48.15	51.59	51.59	56.74	56.74	61.90	61.90	67.06	67.06	72.22	72.22	72.22	72.22
40	35.55	42.66	46.22	49.77	53.33	53.33	58.66	58.66	63.99	63.99	69.32	69.32	74.66	74.66	74.66	74.66
41	36.75	44.10	47.78	51.45	55.13	55.13	60.64	60.64	66.15	66.15	71.66	71.66	77.18	77.18	77.18	77.18
42	37.97	45.56	49.36	53.16	56.96	56.96	62.65	62.65	68.35	68.35	74.04	74.04	79.74	79.74	79.74	79.74
43	39.23	47.08	51.00	54.92	58.85	58.85	64.73	64.73	70.61	70.61	76.50	76.50	82.38	82.38	82.38	82.38
44	40.54	48.65	52.70	56.76	60.81	60.81	66.89	66.89	72.97	72.97	79.05	79.05	85.13	85.13	85.13	85.13
45	41.90	50.28	54.47	58.66	62.85	62.85	69.14	69.14	75.42	75.42	81.71	81.71	87.99	87.99	87.99	87.99
46	43.30	51.96	56.29	60.62	64.95	64.95	71.45	71.45	77.94	77.94	84.44	84.44	90.93	90.93	90.93	90.93
47	44.76	53.71	58.19	62.66	67.14	67.14	73.85	73.85	80.57	80.57	87.28	87.28	94.00	94.00	94.00	94.00
48	46.28	55.54	60.16	64.79	69.42	69.42	76.36	76.36	83.30	83.30	90.25	90.25	97.19	97.19	97.19	97.19
49	47.85	57.42	62.21	66.99	71.78	71.78	78.95	78.95	86.13	86.13	93.31	93.31	100.49	100.49	100.49	100.49
50	49.49	59.39	64.34	69.29	74.24	74.24	81.66	81.66	89.08	89.08	96.51	96.51	103.93	103.93	103.93	103.93
51	51.18	61.42	66.53	71.65	76.77	76.77	84.45	84.45	92.12	92.12	99.80	99.80	107.48	107.48	107.48	107.48
52	52.94	63.53	68.82	74.12	79.41	79.41	87.35	87.35	95.29	95.29	103.23	103.23	111.17	111.17	111.17	111.17
53	54.76	65.71	71.19	76.66	82.14	82.14	90.35	90.35	98.57	98.57	106.78	106.78	115.00	115.00	115.00	115.00
54	56.64	67.97	73.63	79.30	84.96	84.96	93.46	93.46	101.95	101.95	110.45	110.45	118.94	118.94	118.94	118.94
55	58.59	70.31	76.17	82.03	87.89	87.89	96.67	96.67	105.46	105.46	114.25	114.25	123.04	123.04	123.04	123.04
56	60.60	72.72	78.78	84.84	90.90	90.90	99.99	99.99	109.08	109.08	118.17	118.17	127.26	127.26	127.26	127.26
57	62.67	75.20	81.47	87.74	94.01	94.01	103.41	103.41	112.81	112.81	122.21	122.21	131.61	131.61	131.61	131.61
58	64.82	77.78	84.27	90.75	97.23	97.23	106.95	106.95	116.68	116.68	126.40	126.40	136.12	136.12	136.12	136.12
59	67.04	80.45	87.15	93.86	100.56	100.56	110.62	110.62	120.67	120.67	130.73	130.73	140.78	140.78	140.78	140.78
60	69.32	83.18	90.12	97.05	103.98	103.98	114.38	114.38	124.78	124.78	135.17	135.17	145.57	145.57	145.57	145.57
61	71.68	86.02	93.18	100.35	107.52	107.52	118.27	118.27	129.02	129.02	139.78	139.78	150.53	150.53	150.53	150.53
62	74.10	88.92	96.33	103.74	111.15	111.15	122.27	122.27	133.38	133.38	144.50	144.50	155.61	155.61	155.61	155.61
63	76.60	91.92	99.58	107.24	114.90	114.90	126.39	126.39	137.88	137.88	149.37	149.37	160.86	160.86	160.86	160.86
64	79.15	94.98	102.90	110.81	118.73	118.73	130.60	130.60	142.47	142.47	154.34	154.34	166.22	166.22	166.22	166.22
65	81.78	98.14	106.31	114.49	122.67	122.67	134.94	134.94	147.20	147.20	159.47	159.47	171.74	171.74	171.74	171.74
66	84.48	101.38	109.82	118.27	126.72	126.72	139.39	139.39	152.06	152.06	164.74	164.74	177.41	177.41	177.41	177.41
67	87.27	104.72	113.45	122.18	130.91	130.91	144.00	144.00	157.09	157.09	170.18	170.18	183.27	183.27	183.27	183.27
68	90.15	108.18	117.20	126.21	135.23	135.23	148.75	148.75	162.27	162.27	175.79	175.79	189.32	189.32	189.32	189.32
69	93.16	111.79	121.11	130.42	139.74	139.74	153.71	153.71	167.69	167.69	181.66	181.66	195.64	195.64	195.64	195.64
70	96.29	115.55	125.18	134.81	144.44	144.44	158.88	158.88	173.32	173.32	187.77	187.77	202.21	202.21	202.21	202.21
71	99.56	119.47	129.43	139.38	149.34	149.34	164.27	164.27	179.21	179.21	194.14	194.14	209.08	209.08	209.08	209.08
72	102.98	123.58	133.87	144.17	154.47	154.47	169.92	169.92	185.36	185.36	200.81	200.81	216.26	216.26	216.26	216.26
73	106.53	127.84	138.49	149.14	159.80	159.80	175.77	175.77	191.75	191.75	207.73	207.73	223.71	223.71	223.71	223.71
74	110.21	132.25	143.27	154.29	165.32	165.32	181.85	181.85	198.38	198.38	214.91	214.91	231.44	231.44	231.44	231.44
75	114.05	136.86	148.27	159.67	171.08	171.08	188.18	188.18	205.29	205.29	222.40	222.40	239.51	239.51	239.51	239.51

APPENDIX B – APPLICABLE PERCENTAGES (FOR LIFE INSURANCE DEFINITION TEST)
Guideline Premium/Cash Value Corridor Test

Insured’s Attained Age	Percentage of Surrender Value	Insured’s Attained Age	Percentage of Surrender Value	Insured’s Attained Age	Percentage of Surrender Value
0-40	250.00	53	164.00	66	119.00
41	243.00	54	157.00	67	118.00
42	236.00	55	150.00	68	117.00
43	229.00	56	146.00	69	116.00
44	222.00	57	142.00	70	115.00
45	215.00	58	138.00	71	113.00
46	209.00	59	134.00	72	111.00
47	203.00	60	130.00	73	109.00
48	197.00	61	128.00	74	107.00
49	191.00	62	126.00	75-90	105.00
50	185.00	63	124.00	91	104.00
51	178.00	64	122.00	92	103.00
52	171.00	65	120.00	93	102.00
				94+	101.00

Cash Value Accumulation Test (percentage of Surrender Value) – Male

Table: Age:	Standard	150% 2	175% 3	200% 4	225% 5	250% 6	275% 7	300% 8	325% 9	350% 10	375% 11	400% 12	425% 13	450% 14	475% 15	500% 16
0	1796.21%	1489.76%	1385.21%	1299.68%	1228.00%	1166.78%	1113.70%	1067.10%	1025.77%	988.79%	955.46%	925.22%	897.61%	872.30%	848.97%	827.40%
1	1735.20%	1440.70%	1340.20%	1257.97%	1189.05%	1130.17%	1079.11%	1034.29%	994.52%	958.94%	926.87%	897.76%	871.19%	846.82%	824.36%	803.59%
2	1672.75%	1389.67%	1293.05%	1213.99%	1147.72%	1091.10%	1042.00%	998.89%	960.65%	926.42%	895.57%	867.56%	842.00%	818.56%	796.95%	776.96%
3	1611.89%	1339.77%	1246.88%	1170.88%	1107.15%	1052.71%	1005.50%	964.04%	927.25%	894.34%	864.66%	837.72%	813.13%	790.58%	769.79%	750.56%
4	1552.65%	1291.07%	1201.76%	1128.68%	1067.41%	1015.06%	969.66%	929.79%	894.41%	862.76%	834.21%	808.30%	784.65%	762.95%	742.96%	724.46%
5	1495.27%	1243.80%	1157.94%	1087.68%	1028.77%	978.43%	934.77%	896.43%	862.41%	831.96%	804.51%	779.59%	756.84%	735.97%	716.74%	698.94%
6	1439.73%	1197.98%	1115.43%	1047.87%	991.23%	942.83%	900.84%	863.97%	831.26%	801.98%	775.57%	751.60%	729.72%	709.65%	691.15%	674.03%
7	1386.17%	1153.76%	1074.40%	1009.45%	954.98%	908.44%	868.07%	832.61%	801.15%	772.99%	747.59%	724.54%	703.50%	684.19%	666.40%	649.93%
8	1334.54%	1111.11%	1034.80%	972.35%	919.98%	875.23%	836.41%	802.31%	772.06%	744.97%	720.55%	698.38%	678.14%	659.57%	642.46%	626.62%
9	1284.61%	1069.80%	996.44%	936.39%	886.04%	843.01%	805.67%	772.89%	743.79%	717.75%	694.26%	672.94%	653.47%	635.61%	619.15%	603.92%
10	1236.49%	1029.97%	959.44%	901.71%	853.29%	811.91%	776.01%	744.48%	716.50%	691.46%	668.87%	648.36%	629.64%	612.46%	596.63%	581.98%
11	1190.13%	991.58%	923.76%	868.25%	821.69%	781.91%	747.39%	717.07%	690.16%	666.08%	644.35%	624.63%	606.63%	590.11%	574.88%	560.78%
12	1145.58%	954.69%	889.49%	836.11%	791.35%	753.09%	719.90%	690.74%	664.86%	641.70%	620.81%	601.84%	584.52%	568.63%	553.99%	540.43%
13	1102.87%	919.35%	856.67%	805.35%	762.30%	725.52%	693.60%	665.56%	640.67%	618.40%	598.30%	580.06%	563.40%	548.12%	534.03%	520.99%
14	1062.12%	885.70%	825.43%	776.09%	734.70%	699.32%	668.63%	641.66%	617.73%	596.30%	576.98%	559.43%	543.41%	528.70%	515.15%	502.61%
15	1023.49%	853.90%	795.95%	748.51%	708.72%	674.70%	645.18%	619.24%	596.23%	575.62%	557.02%	540.14%	524.73%	510.58%	497.54%	485.47%
16	987.24%	824.25%	768.55%	722.93%	684.67%	651.96%	623.56%	598.62%	576.48%	556.65%	538.76%	522.52%	507.68%	494.07%	481.52%	469.90%
17	953.41%	796.78%	743.24%	699.39%	662.60%	631.14%	603.83%	579.84%	558.53%	539.46%	522.24%	506.61%	492.33%	479.22%	467.14%	455.95%
18	922.06%	771.58%	720.13%	677.98%	642.61%	612.36%	586.09%	563.01%	542.51%	524.15%	507.58%	492.53%	478.78%	466.16%	454.52%	443.74%
19	892.56%	748.03%	698.59%	658.09%	624.08%	595.00%	569.74%	547.53%	527.81%	510.14%	494.20%	479.71%	466.47%	454.31%	443.10%	432.72%
20	864.00%	725.20%	677.70%	638.78%	606.10%	578.14%	553.85%	532.49%	513.52%	496.52%	481.18%	467.23%	454.49%	442.78%	431.99%	421.99%
21	836.40%	703.11%	657.49%	620.10%	588.69%	561.81%	538.47%	517.93%	499.69%	483.34%	468.57%	455.15%	442.89%	431.62%	421.23%	411.60%
22	809.65%	681.68%	637.87%	601.95%	571.77%	545.94%	523.50%	503.76%	486.22%	470.49%	456.29%	443.38%	431.58%	420.74%	410.73%	401.46%
23	783.74%	660.88%	618.81%	584.30%	555.32%	530.50%	508.94%	489.96%	473.10%	457.98%	444.32%	431.90%	420.55%	410.12%	400.49%	391.56%
24	758.62%	640.69%	600.29%	567.15%	539.31%	515.47%	494.75%	476.52%	460.31%	445.77%	432.64%	420.70%	409.78%	399.75%	390.48%	381.90%
25	734.27%	621.07%	582.29%	550.47%	523.74%	500.84%	480.93%	463.42%	447.84%	433.87%	421.25%	409.77%	399.27%	389.62%	380.71%	372.45%
26	710.66%	602.02%	564.79%	534.25%	508.57%	486.59%	467.47%	450.64%	435.67%	422.25%	410.12%	399.09%	389.00%	379.72%	371.15%	363.21%
27	687.64%	583.38%	547.64%	518.32%	493.67%	472.56%	454.20%	438.04%	423.66%	410.77%	399.11%	388.51%	378.81%	369.90%	361.66%	354.03%
28	665.14%	565.07%	530.77%	502.62%	478.96%	458.69%	441.06%	425.54%	411.73%	399.35%	388.15%	377.96%	368.64%	360.08%	352.16%	344.82%
29	643.14%	547.10%	514.18%	487.16%	464.45%	444.99%	428.06%	413.16%	399.90%	388.00%	377.24%	367.46%	358.51%	350.27%	342.67%	335.62%
30	621.71%	529.53%	497.93%	472.00%	450.20%	431.51%	415.26%	400.95%	388.21%	376.79%	366.46%	357.06%	348.46%	340.55%	333.24%	326.47%
31	600.86%	512.39%	482.06%	457.17%	436.24%	418.30%	402.70%	388.96%	376.73%	365.76%	355.84%	346.81%	338.55%	330.95%	323.93%	317.42%
32	580.71%	495.81%	466.69%	442.80%	422.71%	405.49%	390.51%	377.32%	365.58%	355.05%	345.52%	336.85%	328.92%	321.62%	314.88%	308.62%
33	561.30%	479.83%	451.89%	428.96%	409.68%	393.15%	378.78%	366.11%	354.84%	344.73%	335.58%	327.26%	319.64%	312.63%	306.15%	300.15%
34	542.63%	464.45%	437.64%	415.64%	397.14%	381.28%	367.48%	355.33%	344.51%	334.80%	326.02%	318.03%	310.72%	303.99%	297.77%	292.00%
35	524.66%	449.66%	423.94%	402.84%	385.08%	369.87%	356.63%	344.97%	334.59%	325.27%	316.84%	309.17%	302.15%	295.69%	289.72%	284.18%
36	507.37%	435.42%	410.76%	390.51%	373.48%	358.88%	346.18%	334.99%	325.03%	316.09%	308.01%	300.64%	293.91%	287.71%	281.98%	276.66%

Table: Age:	Standard	150% 2	175% 3	200% 4	225% 5	250% 6	275% 7	300% 8	325% 9	350% 10	375% 11	400% 12	425% 13	450% 14	475% 15	500% 16
37	490.79%	421.79%	398.13%	378.71%	362.38%	348.38%	336.20%	325.47%	315.92%	307.34%	299.58%	292.52%	286.06%	280.11%	274.61%	269.51%
38	474.85%	408.69%	386.00%	367.39%	351.73%	338.31%	326.63%	316.34%	307.18%	298.95%	291.51%	284.74%	278.54%	272.83%	267.56%	262.67%
39	459.55%	396.12%	374.38%	356.54%	341.53%	328.66%	317.47%	307.60%	298.82%	290.94%	283.81%	277.31%	271.37%	265.90%	260.84%	256.15%
40	444.84%	384.05%	363.22%	346.12%	331.74%	319.41%	308.68%	299.23%	290.82%	283.26%	276.43%	270.20%	264.51%	259.26%	254.42%	249.92%
41	430.72%	372.47%	352.51%	336.14%	322.36%	310.55%	300.28%	291.22%	283.17%	275.93%	269.38%	263.42%	257.97%	252.94%	248.30%	243.99%
42	417.13%	361.34%	342.22%	326.54%	313.35%	302.04%	292.20%	283.54%	275.82%	268.89%	262.63%	256.92%	251.69%	246.89%	242.44%	238.32%
43	404.02%	350.58%	332.28%	317.26%	304.64%	293.82%	284.40%	276.11%	268.72%	262.09%	256.10%	250.64%	245.64%	241.04%	236.78%	232.84%
44	391.27%	340.09%	322.57%	308.20%	296.12%	285.76%	276.75%	268.82%	261.75%	255.41%	249.67%	244.45%	239.67%	235.27%	231.20%	227.43%
45	378.88%	329.88%	313.10%	299.35%	287.79%	277.88%	269.26%	261.67%	254.92%	248.85%	243.37%	238.37%	233.80%	229.59%	225.70%	222.09%
46	366.85%	319.92%	303.87%	290.71%	279.65%	270.17%	261.93%	254.67%	248.21%	242.41%	237.17%	232.39%	228.02%	224.00%	220.29%	216.84%
47	355.15%	310.22%	294.86%	282.27%	271.69%	262.63%	254.74%	247.80%	241.63%	236.09%	231.07%	226.51%	222.34%	218.50%	214.94%	211.65%
48	343.78%	300.76%	286.06%	274.01%	263.89%	255.23%	247.69%	241.06%	235.15%	229.86%	225.07%	220.71%	216.72%	213.05%	209.66%	206.52%
49	332.72%	291.54%	277.47%	265.95%	256.27%	247.98%	240.78%	234.44%	228.80%	223.73%	219.16%	215.00%	211.19%	207.68%	204.44%	201.44%
50	321.98%	282.55%	269.09%	258.06%	248.81%	240.88%	234.00%	227.94%	222.55%	217.71%	213.34%	209.36%	205.73%	202.38%	199.29%	196.42%
51	311.57%	273.82%	260.94%	250.40%	241.55%	233.97%	227.39%	221.60%	216.45%	211.83%	207.65%	203.86%	200.38%	197.19%	194.24%	191.51%
52	301.51%	265.37%	253.05%	242.97%	234.50%	227.26%	220.97%	215.44%	210.52%	206.11%	202.12%	198.50%	195.18%	192.14%	189.32%	186.71%
53	291.79%	257.20%	245.42%	235.77%	227.68%	220.76%	214.75%	209.47%	204.77%	200.56%	196.76%	193.30%	190.13%	187.23%	184.54%	182.05%
54	282.41%	249.32%	238.04%	228.82%	221.09%	214.48%	208.74%	203.69%	199.21%	195.19%	191.56%	188.26%	185.24%	182.47%	179.91%	177.54%
55	273.37%	241.70%	230.92%	222.11%	214.72%	208.41%	202.92%	198.10%	193.82%	189.99%	186.53%	183.38%	180.50%	177.86%	175.42%	173.16%
56	264.67%	234.37%	224.06%	215.64%	208.58%	202.55%	197.32%	192.72%	188.64%	184.98%	181.68%	178.67%	175.93%	173.41%	171.09%	168.94%
57	256.29%	227.31%	217.46%	209.42%	202.67%	196.92%	191.92%	187.53%	183.64%	180.15%	177.00%	174.14%	171.53%	169.13%	166.92%	164.87%
58	248.24%	220.53%	211.11%	203.43%	196.99%	191.50%	186.73%	182.55%	178.84%	175.51%	172.51%	169.79%	167.30%	165.02%	162.91%	160.96%
59	240.50%	214.01%	205.02%	197.68%	191.54%	186.30%	181.75%	177.76%	174.22%	171.06%	168.20%	165.61%	163.24%	161.06%	159.06%	157.20%
60	233.08%	207.76%	199.17%	192.17%	186.31%	181.31%	176.98%	173.18%	169.81%	166.79%	164.07%	161.61%	159.35%	157.29%	155.38%	153.62%
61	225.96%	201.77%	193.58%	186.90%	181.31%	176.55%	172.42%	168.80%	165.59%	162.72%	160.14%	157.79%	155.65%	153.68%	151.87%	150.19%
62	219.16%	196.06%	188.24%	181.87%	176.54%	172.01%	168.08%	164.63%	161.58%	158.85%	156.39%	154.16%	152.12%	150.26%	148.54%	146.95%
63	212.65%	190.59%	183.14%	177.07%	172.00%	167.68%	163.94%	160.66%	157.76%	155.16%	152.83%	150.71%	148.78%	147.00%	145.37%	143.87%
64	206.42%	185.38%	178.28%	172.50%	167.67%	163.56%	160.01%	156.89%	154.13%	151.67%	149.45%	147.44%	145.61%	143.93%	142.38%	140.95%
65	200.48%	180.41%	173.65%	168.14%	163.55%	159.65%	156.27%	153.31%	150.69%	148.35%	146.25%	144.34%	142.61%	141.02%	139.55%	138.20%
66	194.79%	175.67%	169.23%	163.99%	159.63%	155.92%	152.71%	149.90%	147.42%	145.20%	143.21%	141.40%	139.76%	138.26%	136.87%	135.59%
67	189.35%	171.13%	165.00%	160.02%	155.88%	152.35%	149.31%	146.65%	144.30%	142.20%	140.31%	138.60%	137.05%	135.63%	134.32%	133.11%
68	184.12%	166.77%	160.95%	156.22%	152.28%	148.94%	146.06%	143.54%	141.31%	139.32%	137.54%	135.93%	134.46%	133.11%	131.88%	130.74%
69	179.11%	162.59%	157.06%	152.57%	148.84%	145.67%	142.94%	140.55%	138.45%	136.57%	134.88%	133.36%	131.97%	130.70%	129.54%	128.47%
70	174.30%	158.59%	153.33%	149.07%	145.54%	142.53%	139.95%	137.69%	135.70%	133.93%	132.34%	130.90%	129.59%	128.39%	127.30%	126.29%
71	169.70%	154.76%	149.77%	145.73%	142.38%	139.54%	137.10%	134.96%	133.08%	131.41%	129.91%	128.55%	127.32%	126.19%	125.16%	124.21%
72	165.31%	151.11%	146.38%	142.56%	139.38%	136.70%	134.39%	132.37%	130.60%	129.02%	127.60%	126.33%	125.17%	124.11%	123.14%	122.24%
73	161.13%	147.65%	143.17%	139.55%	136.55%	134.01%	131.83%	129.93%	128.26%	126.77%	125.44%	124.24%	123.15%	122.15%	121.24%	120.40%
74	157.17%	144.38%	140.14%	136.71%	133.88%	131.49%	129.43%	127.64%	126.07%	124.67%	123.42%	122.29%	121.26%	120.33%	119.47%	118.69%
75	153.42%	141.30%	137.28%	134.05%	131.38%	129.12%	127.18%	125.50%	124.02%	122.71%	121.53%	120.47%	119.51%	118.64%	117.83%	117.10%

Table: Age:	Standard	150% 2	175% 3	200% 4	225% 5	250% 6	275% 7	300% 8	325% 9	350% 10	375% 11	400% 12	425% 13	450% 14	475% 15	500% 16
76	149.86%	138.38%	134.59%	131.54%	129.02%	126.90%	125.08%	123.50%	122.11%	120.88%	119.77%	118.78%	117.88%	117.07%	116.32%	115.63%
77	146.48%	135.62%	132.04%	129.17%	126.80%	124.81%	123.10%	121.62%	120.32%	119.16%	118.13%	117.20%	116.37%	115.60%	114.90%	114.26%
78	143.26%	133.00%	129.63%	126.92%	124.70%	122.83%	121.23%	119.84%	118.62%	117.55%	116.58%	115.72%	114.94%	114.23%	113.57%	112.98%
79	140.19%	130.51%	127.33%	124.79%	122.70%	120.95%	119.45%	118.15%	117.02%	116.02%	115.12%	114.31%	113.59%	112.92%	112.32%	111.77%
80	137.27%	128.13%	125.14%	122.76%	120.80%	119.16%	117.76%	116.55%	115.50%	114.56%	113.73%	112.98%	112.31%	111.69%	111.13%	110.62%
81	134.49%	125.87%	123.06%	120.83%	119.00%	117.46%	116.16%	115.04%	114.05%	113.18%	112.41%	111.72%	111.09%	110.53%	110.01%	109.53%
82	131.85%	123.73%	121.10%	119.00%	117.29%	115.86%	114.65%	113.60%	112.69%	111.89%	111.17%	110.53%	109.95%	109.43%	108.95%	108.51%
83	129.34%	121.70%	119.22%	117.26%	115.67%	114.33%	113.21%	112.23%	111.39%	110.64%	109.98%	109.39%	108.86%	108.38%	107.94%	107.54%
84	126.98%	119.80%	117.48%	115.64%	114.15%	112.91%	111.86%	110.96%	110.18%	109.49%	108.88%	108.34%	107.85%	107.40%	107.00%	106.63%
85	124.78%	118.03%	115.85%	114.13%	112.74%	111.59%	110.61%	109.78%	109.06%	108.42%	107.86%	107.36%	106.91%	106.50%	106.13%	105.79%
86	122.74%	116.39%	114.35%	112.75%	111.45%	110.37%	109.47%	108.70%	108.03%	107.44%	106.92%	106.46%	106.05%	105.67%	105.33%	105.02%
87	120.86%	114.90%	112.99%	111.48%	110.27%	109.27%	108.43%	107.71%	107.09%	106.55%	106.07%	105.65%	105.26%	104.92%	104.61%	104.33%
88	119.15%	113.55%	111.76%	110.35%	109.21%	108.28%	107.49%	106.83%	106.25%	105.75%	105.31%	104.92%	104.57%	104.25%	103.97%	103.71%
89	117.59%	112.35%	110.66%	109.34%	108.28%	107.40%	106.67%	106.05%	105.52%	105.05%	104.64%	104.28%	103.96%	103.67%	103.40%	103.17%
90	116.18%	111.29%	109.70%	108.46%	107.46%	106.64%	105.96%	105.38%	104.88%	104.44%	104.06%	103.73%	103.43%	103.16%	102.92%	102.70%
91	114.90%	110.36%	108.87%	107.70%	106.75%	105.98%	105.34%	104.80%	104.33%	103.92%	103.57%	103.26%	102.98%	102.73%	102.50%	102.30%
92	113.72%	109.54%	108.14%	107.04%	106.15%	105.42%	104.82%	104.30%	103.86%	103.48%	103.15%	102.86%	102.60%	102.36%	102.16%	101.97%
93	112.61%	108.80%	107.50%	106.47%	105.63%	104.94%	104.37%	103.88%	103.47%	103.11%	102.80%	102.52%	102.27%	102.06%	101.97%	101.00%
94	111.51%	108.12%	106.93%	105.97%	105.18%	104.53%	103.99%	103.53%	103.14%	102.80%	102.50%	102.24%	102.01%	101.97%	101.00%	101.00%
95	110.36%	107.45%	106.38%	105.51%	104.78%	104.17%	103.67%	103.23%	102.86%	102.54%	102.26%	102.02%	101.97%	101.00%	101.00%	101.00%
96	109.06%	106.69%	105.78%	105.00%	104.34%	103.79%	103.31%	102.91%	102.56%	102.26%	102.00%	101.97%	101.00%	101.00%	101.00%	101.00%
97	107.56%	105.82%	105.10%	104.46%	103.90%	103.41%	102.98%	102.60%	102.27%	101.99%	101.97%	101.00%	101.00%	101.00%	101.00%	101.00%
98	105.72%	104.69%	104.23%	103.79%	103.37%	102.99%	102.63%	102.30%	102.00%	101.97%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
99	103.33%	102.99%	102.83%	102.66%	102.50%	102.33%	102.17%	102.00%	101.97%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
100	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
101	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
102	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
103	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
104	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
105	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
106	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
107	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
108	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
109	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
110	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
111	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
112	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
113	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
114	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%

Table: Age:	Standard	150% 2	175% 3	200% 4	225% 5	250% 6	275% 7	300% 8	325% 9	350% 10	375% 11	400% 12	425% 13	450% 14	475% 15	500% 16
115	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
116	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
117	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
118	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
119	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
120	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%

Cash Value Accumulation Test (percentage of Surrender Value) – Female

Table: Age:	Standard	150% 2	175% 3	200% 4	225% 5	250% 6	275% 7	300% 8	325% 9	350% 10	375% 11	400% 12	425% 13	450% 14	475% 15	500% 16
0	2136.04%	1805.42%	1691.14%	1597.05%	1517.72%	1449.57%	1390.16%	1337.72%	1290.97%	1248.93%	1210.85%	1176.14%	1144.31%	1114.99%	1087.86%	1062.66%
1	2066.25%	1749.14%	1639.52%	1549.26%	1473.16%	1407.78%	1350.78%	1300.47%	1255.61%	1215.26%	1178.72%	1145.39%	1114.85%	1086.70%	1060.66%	1036.46%
2	1993.31%	1688.82%	1583.56%	1496.90%	1423.83%	1361.05%	1306.31%	1257.99%	1214.91%	1176.17%	1141.07%	1109.06%	1079.72%	1052.69%	1027.67%	1004.43%
3	1920.56%	1628.05%	1526.93%	1443.67%	1373.47%	1313.16%	1260.57%	1214.15%	1172.76%	1135.54%	1101.81%	1071.06%	1042.87%	1016.89%	992.86%	970.52%
4	1849.34%	1568.25%	1471.08%	1391.08%	1323.62%	1265.66%	1215.13%	1170.52%	1130.74%	1094.97%	1062.56%	1033.01%	1005.92%	980.95%	957.85%	936.38%
5	1780.65%	1510.54%	1417.16%	1340.29%	1275.46%	1219.77%	1171.20%	1128.34%	1090.11%	1055.74%	1024.59%	996.19%	970.15%	946.16%	923.96%	903.33%
6	1714.42%	1454.85%	1365.12%	1291.25%	1228.95%	1175.43%	1128.76%	1087.57%	1050.83%	1017.80%	987.86%	960.57%	935.55%	912.49%	891.15%	871.32%
7	1650.83%	1401.41%	1315.18%	1244.19%	1184.33%	1132.91%	1088.06%	1048.47%	1013.18%	981.43%	952.66%	926.44%	902.39%	880.23%	859.72%	840.67%
8	1589.51%	1349.83%	1266.97%	1198.76%	1141.24%	1091.82%	1048.72%	1010.68%	976.76%	946.25%	918.61%	893.41%	870.30%	849.00%	829.29%	810.98%
9	1530.16%	1299.82%	1220.20%	1154.64%	1099.36%	1051.87%	1010.45%	973.89%	941.29%	911.97%	885.41%	861.18%	838.97%	818.51%	799.56%	781.96%
10	1472.96%	1251.59%	1175.07%	1112.07%	1058.94%	1013.30%	973.50%	938.36%	907.03%	878.85%	853.32%	830.04%	808.69%	789.02%	770.82%	753.90%
11	1418.02%	1205.29%	1131.75%	1071.21%	1020.15%	976.29%	938.04%	904.27%	874.16%	847.08%	822.55%	800.17%	779.66%	760.75%	743.25%	727.00%
12	1365.07%	1160.63%	1089.96%	1031.77%	982.71%	940.55%	903.79%	871.35%	842.41%	816.38%	792.80%	771.30%	751.58%	733.41%	716.59%	700.97%
13	1314.03%	1117.55%	1049.64%	993.72%	946.57%	906.06%	870.73%	839.54%	811.73%	786.72%	764.06%	743.39%	724.44%	706.98%	690.81%	675.80%
14	1264.69%	1075.86%	1010.58%	956.84%	911.52%	872.58%	838.63%	808.66%	781.93%	757.89%	736.10%	716.24%	698.03%	681.24%	665.71%	651.27%
15	1217.58%	1036.11%	973.38%	921.74%	878.19%	840.77%	808.14%	779.34%	753.65%	730.55%	709.61%	690.52%	673.02%	656.89%	641.96%	628.08%
16	1173.19%	998.87%	938.61%	889.00%	847.17%	811.23%	779.88%	752.21%	727.54%	705.34%	685.23%	666.89%	650.08%	634.58%	620.23%	606.90%
17	1131.28%	963.89%	906.03%	858.39%	818.22%	783.71%	753.61%	727.04%	703.34%	682.03%	662.72%	645.11%	628.96%	614.07%	600.30%	587.49%
18	1091.29%	930.59%	875.05%	829.31%	790.75%	757.62%	728.73%	703.22%	680.47%	660.01%	641.47%	624.56%	609.05%	594.76%	581.53%	569.24%
19	1052.69%	898.41%	845.09%	801.19%	764.17%	732.37%	704.63%	680.15%	658.31%	638.67%	620.87%	604.63%	589.75%	576.03%	563.33%	551.52%
20	1015.33%	867.21%	816.02%	773.88%	738.34%	707.81%	681.19%	657.68%	636.72%	617.86%	600.77%	585.19%	570.90%	557.73%	545.53%	534.20%
21	979.17%	836.97%	787.83%	747.37%	713.25%	683.94%	658.38%	635.82%	615.70%	597.59%	581.19%	566.23%	552.51%	539.86%	528.16%	517.28%
22	944.19%	807.66%	760.48%	721.64%	688.89%	660.75%	636.22%	614.55%	595.23%	577.86%	562.11%	547.75%	534.58%	522.44%	511.20%	500.76%
23	910.36%	779.27%	733.97%	696.68%	665.24%	638.23%	614.67%	593.88%	575.33%	558.65%	543.53%	529.74%	517.10%	505.44%	494.65%	484.63%
24	877.78%	751.92%	708.43%	672.63%	642.45%	616.52%	593.91%	573.94%	556.14%	540.13%	525.61%	512.38%	500.24%	489.05%	478.70%	469.07%
25	846.53%	725.71%	683.96%	649.60%	620.63%	595.74%	574.04%	554.88%	537.79%	522.42%	508.49%	495.79%	484.14%	473.40%	463.46%	454.23%
26	816.42%	700.43%	660.36%	627.38%	599.57%	575.69%	554.86%	536.47%	520.07%	505.32%	491.95%	479.76%	468.59%	458.28%	448.74%	439.88%
27	787.28%	675.93%	637.47%	605.81%	579.12%	556.20%	536.21%	518.56%	502.82%	488.66%	475.84%	464.14%	453.41%	443.52%	434.37%	425.86%
28	759.09%	652.20%	615.27%	584.88%	559.27%	537.26%	518.07%	501.13%	486.03%	472.44%	460.13%	448.90%	438.61%	429.12%	420.33%	412.17%
29	731.88%	629.25%	593.81%	564.64%	540.05%	518.92%	500.51%	484.25%	469.75%	456.72%	444.90%	434.12%	424.24%	415.14%	406.70%	398.87%
30	705.65%	607.12%	573.10%	545.10%	521.50%	501.22%	483.55%	467.95%	454.03%	441.52%	430.18%	419.84%	410.36%	401.62%	393.53%	386.01%
31	680.44%	585.86%	553.20%	526.33%	503.68%	484.22%	467.26%	452.29%	438.94%	426.93%	416.05%	406.13%	397.03%	388.64%	380.88%	373.66%
32	656.17%	565.38%	534.04%	508.25%	486.51%	467.84%	451.56%	437.19%	424.38%	412.86%	402.42%	392.90%	384.17%	376.13%	368.68%	361.76%
33	632.79%	545.65%	515.56%	490.81%	469.95%	452.04%	436.42%	422.63%	410.34%	399.29%	389.27%	380.14%	371.76%	364.04%	356.90%	350.26%
34	610.33%	526.69%	497.82%	474.07%	454.05%	436.87%	421.88%	408.66%	396.87%	386.26%	376.65%	367.89%	359.86%	352.45%	345.60%	339.23%
35	588.76%	508.50%	480.80%	458.01%	438.81%	422.32%	407.95%	395.26%	383.95%	373.78%	364.57%	356.16%	348.46%	341.36%	334.78%	328.68%
36	568.07%	491.06%	464.48%	442.63%	424.21%	408.39%	394.61%	382.44%	371.59%	361.84%	353.00%	344.95%	337.56%	330.75%	324.45%	318.59%

Table: Age:	Standard	150% 2	175% 3	200% 4	225% 5	250% 6	275% 7	300% 8	325% 9	350% 10	375% 11	400% 12	425% 13	450% 14	475% 15	500% 16
37	548.26%	474.38%	448.89%	427.92%	410.26%	395.09%	381.87%	370.21%	359.81%	350.46%	341.99%	334.27%	327.19%	320.66%	314.62%	309.01%
38	529.28%	458.42%	433.98%	413.87%	396.94%	382.40%	369.73%	358.55%	348.59%	339.63%	331.51%	324.11%	317.32%	311.07%	305.29%	299.91%
39	511.07%	443.11%	419.68%	400.41%	384.18%	370.25%	358.11%	347.39%	337.85%	329.26%	321.48%	314.39%	307.89%	301.91%	296.36%	291.21%
40	493.55%	428.40%	405.93%	387.46%	371.91%	358.56%	346.93%	336.67%	327.52%	319.30%	311.85%	305.06%	298.84%	293.10%	287.79%	282.86%
41	476.66%	414.19%	392.66%	374.96%	360.06%	347.27%	336.12%	326.29%	317.53%	309.66%	302.53%	296.03%	290.07%	284.58%	279.50%	274.78%
42	460.36%	400.47%	379.84%	362.88%	348.60%	336.35%	325.67%	316.26%	307.87%	300.33%	293.50%	287.28%	281.57%	276.32%	271.46%	266.94%
43	444.59%	387.18%	367.40%	351.15%	337.47%	325.74%	315.51%	306.50%	298.47%	291.25%	284.71%	278.75%	273.29%	268.27%	263.61%	259.29%
44	429.34%	374.30%	355.35%	339.78%	326.67%	315.43%	305.64%	297.01%	289.32%	282.41%	276.15%	270.45%	265.22%	260.41%	255.96%	251.82%
45	414.60%	361.84%	343.67%	328.75%	316.20%	305.43%	296.06%	287.79%	280.43%	273.81%	267.82%	262.36%	257.36%	252.76%	248.50%	244.54%
46	400.35%	349.77%	332.36%	318.07%	306.04%	295.73%	286.75%	278.83%	271.78%	265.45%	259.72%	254.49%	249.71%	245.30%	241.23%	237.44%
47	386.64%	338.16%	321.48%	307.78%	296.26%	286.39%	277.79%	270.21%	263.46%	257.40%	251.92%	246.92%	242.34%	238.13%	234.23%	230.61%
48	373.44%	326.97%	310.99%	297.88%	286.84%	277.39%	269.16%	261.90%	255.45%	249.65%	244.40%	239.62%	235.24%	231.21%	227.48%	224.02%
49	360.74%	316.21%	300.91%	288.34%	277.78%	268.73%	260.85%	253.91%	247.73%	242.18%	237.16%	232.59%	228.40%	224.55%	220.98%	217.68%
50	348.52%	305.86%	291.20%	279.17%	269.06%	260.39%	252.85%	246.21%	240.30%	234.99%	230.19%	225.82%	221.82%	218.13%	214.73%	211.57%
51	336.77%	295.89%	281.85%	270.34%	260.66%	252.37%	245.15%	238.80%	233.15%	228.07%	223.48%	219.31%	215.48%	211.96%	208.71%	205.69%
52	325.46%	286.31%	272.86%	261.84%	252.58%	244.65%	237.75%	231.67%	226.27%	221.42%	217.03%	213.04%	209.38%	206.02%	202.91%	200.03%
53	314.58%	277.09%	264.22%	253.67%	244.81%	237.22%	230.63%	224.82%	219.65%	215.02%	210.83%	207.01%	203.52%	200.31%	197.34%	194.59%
54	304.13%	268.23%	255.91%	245.82%	237.34%	230.09%	223.78%	218.23%	213.29%	208.86%	204.86%	201.22%	197.89%	194.82%	191.99%	189.36%
55	294.08%	259.71%	247.93%	238.27%	230.17%	223.23%	217.20%	211.90%	207.18%	202.95%	199.13%	195.65%	192.47%	189.54%	186.84%	184.34%
56	284.43%	251.53%	240.25%	231.02%	223.27%	216.64%	210.88%	205.82%	201.31%	197.28%	193.63%	190.31%	187.27%	184.48%	181.90%	179.51%
57	275.15%	243.67%	232.89%	224.06%	216.65%	210.32%	204.82%	199.98%	195.68%	191.83%	188.35%	185.18%	182.28%	179.62%	177.17%	174.89%
58	266.24%	236.12%	225.81%	217.38%	210.30%	204.25%	199.00%	194.38%	190.28%	186.60%	183.28%	180.26%	177.50%	174.96%	172.62%	170.45%
59	257.69%	228.88%	219.03%	210.97%	204.21%	198.43%	193.42%	189.01%	185.10%	181.59%	178.42%	175.55%	172.92%	170.50%	168.27%	166.20%
60	249.49%	221.94%	212.52%	204.82%	198.37%	192.86%	188.07%	183.87%	180.14%	176.80%	173.78%	171.04%	168.53%	166.23%	164.11%	162.14%
61	241.62%	215.29%	206.29%	198.94%	192.78%	187.52%	182.96%	178.96%	175.40%	172.21%	169.34%	166.73%	164.35%	162.16%	160.14%	158.27%
62	234.09%	208.93%	200.34%	193.32%	187.44%	182.43%	178.08%	174.26%	170.88%	167.84%	165.11%	162.62%	160.35%	158.27%	156.35%	154.57%
63	226.88%	202.84%	194.64%	187.95%	182.34%	177.56%	173.42%	169.79%	166.56%	163.67%	161.07%	158.71%	156.55%	154.57%	152.75%	151.06%
64	219.97%	197.02%	189.20%	182.82%	177.48%	172.93%	168.98%	165.52%	162.45%	159.71%	157.23%	154.99%	152.94%	151.06%	149.32%	147.72%
65	213.37%	191.47%	184.01%	177.93%	172.84%	168.51%	164.75%	161.46%	158.54%	155.93%	153.58%	151.45%	149.50%	147.72%	146.08%	144.56%
66	207.06%	186.17%	179.06%	173.26%	168.42%	164.30%	160.73%	157.60%	154.83%	152.35%	150.12%	148.10%	146.25%	144.56%	143.00%	141.56%
67	201.03%	181.11%	174.34%	168.82%	164.22%	160.30%	156.90%	153.93%	151.30%	148.95%	146.83%	144.92%	143.17%	141.56%	140.09%	138.72%
68	195.26%	176.28%	169.84%	164.59%	160.21%	156.49%	153.27%	150.45%	147.95%	145.73%	143.72%	141.90%	140.25%	138.73%	137.33%	136.04%
69	189.76%	171.68%	165.55%	160.56%	156.41%	152.87%	149.82%	147.14%	144.78%	142.67%	140.77%	139.05%	137.48%	136.05%	134.73%	133.51%
70	184.50%	167.29%	161.46%	156.73%	152.78%	149.43%	146.53%	144.00%	141.76%	139.77%	137.97%	136.34%	134.86%	133.51%	132.26%	131.11%
71	179.47%	163.10%	157.57%	153.07%	149.33%	146.16%	143.41%	141.02%	138.90%	137.01%	135.32%	133.78%	132.39%	131.11%	129.93%	128.85%
72	174.66%	159.11%	153.85%	149.59%	146.04%	143.04%	140.44%	138.18%	136.18%	134.40%	132.80%	131.35%	130.03%	128.83%	127.72%	126.70%
73	170.06%	155.29%	150.30%	146.26%	142.91%	140.07%	137.62%	135.48%	133.59%	131.91%	130.40%	129.04%	127.80%	126.67%	125.63%	124.67%
74	165.66%	151.64%	146.91%	143.09%	139.92%	137.23%	134.92%	132.90%	131.12%	129.54%	128.12%	126.84%	125.68%	124.61%	123.64%	122.74%
75	161.45%	148.15%	143.68%	140.06%	137.06%	134.53%	132.35%	130.45%	128.78%	127.29%	125.95%	124.75%	123.66%	122.66%	121.74%	120.90%

Table: Age:	Standard	150% 2	175% 3	200% 4	225% 5	250% 6	275% 7	300% 8	325% 9	350% 10	375% 11	400% 12	425% 13	450% 14	475% 15	500% 16
76	157.42%	144.82%	140.59%	137.17%	134.34%	131.95%	129.90%	128.11%	126.54%	125.14%	123.89%	122.76%	121.74%	120.81%	119.95%	119.16%
77	153.58%	141.64%	137.65%	134.42%	131.75%	129.50%	127.57%	125.89%	124.42%	123.11%	121.93%	120.88%	119.92%	119.05%	118.25%	117.51%
78	149.92%	138.62%	134.85%	131.81%	129.29%	127.18%	125.36%	123.79%	122.41%	121.18%	120.08%	119.09%	118.20%	117.38%	116.64%	115.95%
79	146.42%	135.75%	132.19%	129.32%	126.96%	124.97%	123.27%	121.79%	120.50%	119.35%	118.33%	117.41%	116.57%	115.81%	115.12%	114.48%
80	143.10%	133.02%	129.66%	126.97%	124.74%	122.88%	121.28%	119.90%	118.69%	117.62%	116.67%	115.81%	115.03%	114.33%	113.68%	113.09%
81	139.94%	130.43%	127.27%	124.73%	122.64%	120.90%	119.40%	118.11%	116.98%	115.98%	115.10%	114.30%	113.58%	112.92%	112.32%	111.77%
82	136.95%	127.99%	125.02%	122.63%	120.67%	119.04%	117.64%	116.44%	115.38%	114.45%	113.63%	112.89%	112.22%	111.61%	111.05%	110.55%
83	134.14%	125.71%	122.91%	120.67%	118.83%	117.30%	116.00%	114.87%	113.89%	113.03%	112.26%	111.57%	110.95%	110.39%	109.88%	109.41%
84	131.49%	123.56%	120.93%	118.83%	117.11%	115.68%	114.46%	113.42%	112.51%	111.70%	110.99%	110.35%	109.78%	109.26%	108.78%	108.35%
85	129.01%	121.56%	119.10%	117.13%	115.52%	114.18%	113.05%	112.07%	111.22%	110.48%	109.82%	109.23%	108.70%	108.22%	107.78%	107.38%
86	126.69%	119.72%	117.40%	115.56%	114.05%	112.80%	111.75%	110.84%	110.05%	109.36%	108.75%	108.20%	107.71%	107.26%	106.86%	106.49%
87	124.54%	118.02%	115.85%	114.13%	112.72%	111.55%	110.57%	109.72%	108.99%	108.35%	107.78%	107.28%	106.82%	106.41%	106.04%	105.70%
88	122.53%	116.46%	114.43%	112.82%	111.50%	110.41%	109.50%	108.71%	108.03%	107.43%	106.91%	106.44%	106.02%	105.64%	105.30%	104.99%
89	120.67%	115.03%	113.14%	111.63%	110.40%	109.38%	108.53%	107.80%	107.16%	106.61%	106.12%	105.69%	105.30%	104.95%	104.64%	104.35%
90	118.94%	113.72%	111.96%	110.55%	109.40%	108.46%	107.66%	106.98%	106.39%	105.87%	105.42%	105.02%	104.66%	104.34%	104.05%	103.78%
91	117.31%	112.53%	110.89%	109.58%	108.51%	107.62%	106.88%	106.24%	105.70%	105.22%	104.80%	104.43%	104.10%	103.80%	103.53%	103.28%
92	115.76%	111.42%	109.91%	108.70%	107.70%	106.87%	106.18%	105.59%	105.08%	104.63%	104.24%	103.90%	103.59%	103.31%	103.06%	102.83%
93	114.27%	110.39%	109.01%	107.89%	106.97%	106.20%	105.55%	105.00%	104.53%	104.11%	103.75%	103.43%	103.14%	102.88%	102.65%	102.44%
94	112.81%	109.42%	108.18%	107.16%	106.31%	105.60%	105.00%	104.48%	104.04%	103.66%	103.32%	103.02%	102.75%	102.51%	102.30%	102.11%
95	111.31%	108.44%	107.35%	106.44%	105.68%	105.03%	104.47%	104.00%	103.59%	103.23%	102.92%	102.65%	102.40%	102.19%	101.98%	101.97%
96	109.70%	107.41%	106.50%	105.71%	105.03%	104.45%	103.95%	103.51%	103.14%	102.81%	102.52%	102.27%	102.04%	101.97%	101.97%	101.00%
97	107.94%	106.29%	105.59%	104.96%	104.40%	103.90%	103.46%	103.07%	102.72%	102.42%	102.16%	101.97%	101.97%	101.00%	101.00%	101.00%
98	105.90%	104.94%	104.50%	104.08%	103.68%	103.31%	102.97%	102.64%	102.34%	102.07%	101.97%	101.00%	101.00%	101.00%	101.00%	101.00%
99	103.37%	103.06%	102.91%	102.75%	102.60%	102.45%	102.30%	102.14%	101.99%	101.97%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
100	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
101	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
102	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
103	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
104	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
105	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
106	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
107	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
108	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
109	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
110	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
111	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
112	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
113	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
114	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%

Table: Age:	Standard	150% 2	175% 3	200% 4	225% 5	250% 6	275% 7	300% 8	325% 9	350% 10	375% 11	400% 12	425% 13	450% 14	475% 15	500% 16
115	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
116	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
117	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
118	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
119	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
120	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%

Cash Value Accumulation Test (percentage of Surrender Value) – Unisex

Table: Age:	Standard	150% 2	175% 3	200% 4	225% 5	250% 6	275% 7	300% 8	325% 9	350% 10	375% 11	400% 12	425% 13	450% 14	475% 15	500% 16
0	1853.43%	1541.94%	1435.41%	1348.15%	1274.94%	1212.34%	1158.01%	1110.26%	1067.87%	1029.91%	995.66%	964.55%	936.15%	910.07%	886.02%	863.76%
1	1790.76%	1491.48%	1389.10%	1305.24%	1234.86%	1174.67%	1122.43%	1076.51%	1035.74%	999.22%	966.27%	936.34%	909.00%	883.90%	860.76%	839.33%
2	1726.46%	1438.82%	1340.41%	1259.80%	1192.14%	1134.27%	1084.03%	1039.88%	1000.67%	965.55%	933.85%	905.07%	878.77%	854.63%	832.36%	811.75%
3	1663.50%	1387.03%	1292.43%	1214.93%	1149.88%	1094.25%	1045.94%	1003.48%	965.78%	932.00%	901.52%	873.84%	848.54%	825.32%	803.91%	784.07%
4	1602.22%	1336.46%	1245.52%	1171.01%	1108.47%	1054.98%	1008.54%	967.71%	931.45%	898.98%	869.66%	843.04%	818.71%	796.38%	775.78%	756.70%
5	1542.87%	1287.40%	1199.97%	1128.34%	1068.21%	1016.78%	972.12%	932.87%	898.00%	866.77%	838.58%	812.98%	789.58%	768.10%	748.29%	729.94%
6	1485.63%	1240.05%	1156.00%	1087.13%	1029.32%	979.87%	936.93%	899.19%	865.66%	835.63%	808.52%	783.89%	761.40%	740.74%	721.68%	704.04%
7	1430.43%	1194.35%	1113.55%	1047.34%	991.76%	944.22%	902.93%	866.64%	834.40%	805.52%	779.45%	755.77%	734.13%	714.26%	695.94%	678.97%
8	1377.21%	1150.26%	1072.58%	1008.93%	955.50%	909.78%	870.08%	835.18%	804.18%	776.41%	751.34%	728.57%	707.76%	688.65%	671.03%	654.70%
9	1325.73%	1107.56%	1032.88%	971.68%	920.31%	876.35%	838.18%	804.62%	774.82%	748.11%	724.00%	702.10%	682.09%	663.71%	646.76%	631.06%
10	1276.12%	1066.38%	994.58%	935.75%	886.35%	844.09%	807.39%	775.12%	746.46%	720.77%	697.59%	676.53%	657.29%	639.61%	623.31%	608.21%
11	1228.31%	1026.68%	957.65%	901.08%	853.59%	812.96%	777.67%	746.64%	719.08%	694.38%	672.09%	651.83%	633.33%	616.33%	600.65%	586.13%
12	1182.37%	988.53%	922.17%	867.79%	822.12%	783.05%	749.12%	719.29%	692.78%	669.03%	647.60%	628.12%	610.32%	593.97%	578.89%	564.93%
13	1138.22%	951.88%	888.08%	835.79%	791.89%	754.32%	721.69%	693.01%	667.52%	644.68%	624.07%	605.33%	588.22%	572.50%	557.99%	544.56%
14	1096.01%	916.87%	855.54%	805.27%	763.06%	726.94%	695.57%	667.98%	643.47%	621.51%	601.68%	583.67%	567.20%	552.08%	538.13%	525.21%
15	1056.01%	883.83%	824.88%	776.55%	735.96%	701.24%	671.07%	644.54%	620.97%	599.85%	580.78%	563.46%	547.62%	533.07%	519.65%	507.22%
16	1018.45%	852.98%	796.31%	749.86%	710.84%	677.45%	648.45%	622.94%	600.27%	579.96%	561.61%	544.94%	529.71%	515.72%	502.80%	490.84%
17	983.26%	824.28%	769.82%	725.17%	687.66%	655.56%	627.67%	603.14%	581.34%	561.80%	544.16%	528.12%	513.46%	500.00%	487.57%	476.06%
18	950.53%	797.83%	745.51%	702.61%	666.56%	635.71%	608.89%	585.31%	564.34%	545.55%	528.57%	513.14%	499.03%	486.07%	474.11%	463.03%
19	919.57%	772.93%	722.67%	681.45%	646.82%	617.16%	591.39%	568.71%	548.55%	530.47%	514.15%	499.30%	485.73%	473.25%	461.74%	451.07%
20	889.55%	748.75%	700.48%	660.88%	627.61%	599.11%	574.34%	552.54%	533.16%	515.78%	500.07%	485.79%	472.73%	460.73%	449.65%	439.38%
21	860.59%	725.41%	679.06%	641.03%	609.06%	581.68%	557.88%	536.92%	518.29%	501.58%	486.48%	472.75%	460.19%	448.64%	437.98%	428.10%
22	832.51%	702.74%	658.23%	621.70%	591.00%	564.70%	541.83%	521.69%	503.79%	487.72%	473.21%	460.00%	447.92%	436.82%	426.57%	417.06%
23	805.29%	680.71%	637.97%	602.90%	573.41%	548.15%	526.18%	506.84%	489.63%	474.19%	460.24%	447.54%	435.93%	425.25%	415.39%	406.25%
24	778.94%	659.36%	618.33%	584.66%	556.35%	532.09%	510.98%	492.40%	475.87%	461.03%	447.63%	435.42%	424.26%	414.00%	404.52%	395.73%
25	753.43%	638.67%	599.28%	566.96%	539.77%	516.48%	496.21%	478.36%	462.48%	448.23%	435.35%	423.63%	412.90%	403.03%	393.92%	385.47%
26	728.74%	618.60%	580.80%	549.77%	523.68%	501.31%	481.85%	464.71%	449.46%	435.77%	423.40%	412.14%	401.83%	392.35%	383.59%	375.47%
27	704.70%	599.00%	562.73%	532.94%	507.89%	486.42%	467.74%	451.28%	436.64%	423.49%	411.60%	400.79%	390.88%	381.78%	373.36%	365.56%
28	681.27%	579.83%	545.01%	516.43%	492.38%	471.77%	453.83%	438.03%	423.97%	411.35%	399.93%	389.54%	380.03%	371.28%	363.20%	355.70%
29	658.40%	561.04%	527.62%	500.19%	477.11%	457.32%	440.10%	424.93%	411.43%	399.31%	388.35%	378.37%	369.24%	360.83%	353.07%	345.87%
30	636.16%	542.73%	510.66%	484.32%	462.17%	443.18%	426.65%	412.08%	399.12%	387.48%	376.96%	367.38%	358.60%	350.53%	343.08%	336.16%
31	614.60%	524.92%	494.14%	468.86%	447.60%	429.37%	413.50%	399.52%	387.08%	375.91%	365.80%	356.60%	348.18%	340.43%	333.26%	326.62%
32	593.74%	507.67%	478.13%	453.87%	433.47%	415.97%	400.74%	387.32%	375.37%	364.65%	354.95%	346.11%	338.02%	330.58%	323.70%	317.32%
33	573.67%	491.08%	462.73%	439.46%	419.87%	403.08%	388.46%	375.59%	364.12%	353.82%	344.51%	336.03%	328.27%	321.12%	314.52%	308.39%
34	554.35%	475.11%	447.91%	425.58%	406.78%	390.67%	376.65%	364.29%	353.28%	343.40%	334.46%	326.33%	318.87%	312.01%	305.68%	299.79%
35	535.77%	459.74%	433.65%	412.22%	394.20%	378.74%	365.28%	353.42%	342.87%	333.39%	324.81%	317.00%	309.85%	303.26%	297.18%	291.53%
36	517.90%	444.97%	419.94%	399.39%	382.10%	367.27%	354.36%	342.99%	332.86%	323.77%	315.54%	308.04%	301.18%	294.87%	289.03%	283.61%

Table: Age:	Standard	150% 2	175% 3	200% 4	225% 5	250% 6	275% 7	300% 8	325% 9	350% 10	375% 11	400% 12	425% 13	450% 14	475% 15	500% 16
37	500.76%	430.82%	406.81%	387.11%	370.53%	356.31%	343.93%	333.02%	323.31%	314.59%	306.69%	299.51%	292.92%	286.87%	281.27%	276.07%
38	484.31%	417.24%	394.23%	375.33%	359.44%	345.81%	333.94%	323.48%	314.17%	305.81%	298.24%	291.35%	285.04%	279.23%	273.86%	268.87%
39	468.51%	404.22%	382.16%	364.05%	348.81%	335.75%	324.38%	314.35%	305.43%	297.41%	290.16%	283.55%	277.51%	271.94%	266.79%	262.01%
40	453.33%	391.71%	370.57%	353.22%	338.62%	326.10%	315.21%	305.60%	297.05%	289.37%	282.42%	276.09%	270.30%	264.96%	260.03%	255.45%
41	438.74%	379.69%	359.44%	342.82%	328.84%	316.85%	306.41%	297.22%	289.03%	281.67%	275.02%	268.96%	263.40%	258.29%	253.57%	249.19%
42	424.69%	368.12%	348.73%	332.81%	319.42%	307.94%	297.95%	289.14%	281.30%	274.26%	267.89%	262.09%	256.78%	251.88%	247.36%	243.17%
43	411.12%	356.94%	338.36%	323.12%	310.30%	299.32%	289.75%	281.33%	273.82%	267.09%	260.99%	255.44%	250.35%	245.68%	241.35%	237.33%
44	397.95%	346.05%	328.26%	313.67%	301.41%	290.89%	281.74%	273.68%	266.50%	260.05%	254.22%	248.91%	244.05%	239.57%	235.43%	231.59%
45	385.15%	335.44%	318.42%	304.45%	292.71%	282.65%	273.89%	266.18%	259.32%	253.15%	247.57%	242.50%	237.85%	233.57%	229.61%	225.94%
46	372.73%	325.13%	308.83%	295.47%	284.23%	274.61%	266.23%	258.85%	252.29%	246.39%	241.06%	236.20%	231.76%	227.67%	223.89%	220.38%
47	360.69%	315.11%	299.51%	286.72%	275.97%	266.76%	258.75%	251.69%	245.42%	239.78%	234.68%	230.04%	225.79%	221.89%	218.27%	214.92%
48	349.00%	305.35%	290.42%	278.18%	267.90%	259.09%	251.43%	244.68%	238.68%	233.30%	228.42%	223.99%	219.93%	216.20%	212.75%	209.54%
49	337.66%	295.86%	281.57%	269.86%	260.03%	251.60%	244.28%	237.83%	232.09%	226.94%	222.29%	218.05%	214.18%	210.61%	207.31%	204.26%
50	326.66%	286.63%	272.96%	261.75%	252.34%	244.29%	237.28%	231.12%	225.64%	220.72%	216.27%	212.23%	208.52%	205.12%	201.97%	199.05%
51	316.02%	277.69%	264.60%	253.89%	244.89%	237.18%	230.49%	224.60%	219.36%	214.66%	210.41%	206.55%	203.01%	199.76%	196.76%	193.97%
52	305.73%	269.04%	256.52%	246.27%	237.66%	230.30%	223.90%	218.27%	213.27%	208.78%	204.72%	201.03%	197.65%	194.55%	191.69%	189.03%
53	295.81%	260.69%	248.71%	238.91%	230.68%	223.64%	217.53%	212.15%	207.37%	203.08%	199.21%	195.68%	192.46%	189.50%	186.77%	184.23%
54	286.25%	252.63%	241.17%	231.80%	223.93%	217.21%	211.37%	206.23%	201.66%	197.57%	193.88%	190.51%	187.44%	184.62%	182.01%	179.59%
55	277.03%	244.86%	233.90%	224.94%	217.42%	210.99%	205.41%	200.51%	196.15%	192.25%	188.72%	185.51%	182.58%	179.89%	177.40%	175.10%
56	268.16%	237.38%	226.90%	218.33%	211.15%	205.01%	199.69%	195.01%	190.85%	187.12%	183.76%	180.70%	177.91%	175.34%	172.97%	170.78%
57	259.62%	230.18%	220.17%	211.98%	205.12%	199.26%	194.18%	189.71%	185.74%	182.19%	178.98%	176.07%	173.40%	170.96%	168.70%	166.61%
58	251.42%	223.26%	213.69%	205.87%	199.32%	193.73%	188.88%	184.62%	180.83%	177.45%	174.39%	171.61%	169.08%	166.75%	164.60%	162.61%
59	243.54%	216.62%	207.47%	200.01%	193.76%	188.42%	183.79%	179.73%	176.12%	172.89%	169.98%	167.34%	164.92%	162.71%	160.66%	158.77%
60	235.98%	210.25%	201.51%	194.38%	188.42%	183.33%	178.92%	175.05%	171.61%	168.54%	165.77%	163.25%	160.95%	158.84%	156.90%	155.10%
61	228.73%	204.14%	195.81%	189.01%	183.32%	178.47%	174.26%	170.57%	167.30%	164.38%	161.74%	159.34%	157.16%	155.15%	153.31%	151.60%
62	221.79%	198.31%	190.36%	183.87%	178.45%	173.83%	169.82%	166.31%	163.20%	160.41%	157.91%	155.63%	153.55%	151.65%	149.89%	148.27%
63	215.16%	192.74%	185.15%	178.97%	173.80%	169.40%	165.59%	162.25%	159.29%	156.65%	154.26%	152.10%	150.13%	148.32%	146.65%	145.11%
64	208.82%	187.42%	180.19%	174.30%	169.38%	165.19%	161.57%	158.39%	155.58%	153.07%	150.80%	148.75%	146.88%	145.16%	143.59%	142.13%
65	202.76%	182.35%	175.46%	169.85%	165.17%	161.19%	157.75%	154.73%	152.06%	149.67%	147.52%	145.58%	143.80%	142.18%	140.68%	139.30%
66	196.96%	177.50%	170.94%	165.61%	161.16%	157.37%	154.10%	151.24%	148.71%	146.44%	144.41%	142.56%	140.88%	139.35%	137.93%	136.62%
67	191.41%	172.87%	166.63%	161.56%	157.33%	153.73%	150.63%	147.91%	145.51%	143.37%	141.44%	139.70%	138.11%	136.65%	135.31%	134.08%
68	186.09%	168.43%	162.50%	157.68%	153.66%	150.25%	147.31%	144.74%	142.46%	140.43%	138.61%	136.96%	135.46%	134.08%	132.82%	131.65%
69	180.99%	164.18%	158.54%	153.96%	150.15%	146.92%	144.13%	141.69%	139.54%	137.62%	135.90%	134.34%	132.92%	131.62%	130.43%	129.33%
70	176.10%	160.11%	154.75%	150.41%	146.79%	143.73%	141.09%	138.78%	136.75%	134.94%	133.31%	131.84%	130.50%	129.27%	128.15%	127.12%
71	171.42%	156.22%	151.13%	147.01%	143.59%	140.69%	138.19%	136.01%	134.09%	132.38%	130.84%	129.45%	128.19%	127.04%	125.98%	125.00%
72	166.96%	152.51%	147.68%	143.78%	140.54%	137.80%	135.44%	133.38%	131.56%	129.95%	128.50%	127.19%	126.00%	124.92%	123.92%	123.01%
73	162.71%	148.99%	144.41%	140.72%	137.65%	135.06%	132.83%	130.89%	129.18%	127.66%	126.29%	125.06%	123.95%	122.93%	121.99%	121.13%
74	158.67%	145.65%	141.32%	137.82%	134.93%	132.48%	130.38%	128.55%	126.94%	125.51%	124.23%	123.07%	122.02%	121.06%	120.19%	119.38%
75	154.83%	142.49%	138.39%	135.09%	132.36%	130.06%	128.08%	126.36%	124.84%	123.50%	122.29%	121.21%	120.22%	119.33%	118.51%	117.75%

Table: Age:	Standard	150% 2	175% 3	200% 4	225% 5	250% 6	275% 7	300% 8	325% 9	350% 10	375% 11	400% 12	425% 13	450% 14	475% 15	500% 16
76	151.20%	139.51%	135.63%	132.52%	129.94%	127.77%	125.91%	124.30%	122.87%	121.61%	120.48%	119.47%	118.55%	117.71%	116.94%	116.23%
77	147.74%	136.68%	133.02%	130.08%	127.66%	125.62%	123.87%	122.36%	121.02%	119.84%	118.79%	117.84%	116.98%	116.19%	115.48%	114.82%
78	144.44%	133.98%	130.54%	127.77%	125.50%	123.58%	121.94%	120.52%	119.28%	118.17%	117.19%	116.30%	115.50%	114.77%	114.10%	113.49%
79	141.30%	131.42%	128.17%	125.58%	123.44%	121.64%	120.11%	118.78%	117.62%	116.59%	115.67%	114.85%	114.10%	113.42%	112.80%	112.23%
80	138.30%	128.98%	125.93%	123.49%	121.48%	119.80%	118.37%	117.13%	116.05%	115.09%	114.24%	113.47%	112.78%	112.15%	111.57%	111.04%
81	135.45%	126.67%	123.79%	121.50%	119.63%	118.06%	116.72%	115.57%	114.56%	113.67%	112.87%	112.16%	111.52%	110.94%	110.41%	109.92%
82	132.75%	124.48%	121.78%	119.63%	117.87%	116.41%	115.16%	114.09%	113.15%	112.33%	111.59%	110.94%	110.34%	109.80%	109.31%	108.86%
83	130.19%	122.40%	119.86%	117.85%	116.21%	114.85%	113.69%	112.69%	111.82%	111.05%	110.37%	109.77%	109.22%	108.72%	108.27%	107.86%
84	127.79%	120.45%	118.07%	116.19%	114.66%	113.39%	112.31%	111.38%	110.58%	109.87%	109.24%	108.68%	108.18%	107.72%	107.30%	106.92%
85	125.54%	118.64%	116.41%	114.65%	113.22%	112.03%	111.03%	110.17%	109.43%	108.77%	108.19%	107.68%	107.21%	106.79%	106.41%	106.06%
86	123.45%	116.97%	114.88%	113.23%	111.89%	110.79%	109.86%	109.06%	108.37%	107.77%	107.23%	106.75%	106.33%	105.94%	105.59%	105.27%
87	121.52%	115.45%	113.48%	111.94%	110.69%	109.66%	108.79%	108.05%	107.41%	106.85%	106.36%	105.92%	105.53%	105.17%	104.85%	104.56%
88	119.75%	114.06%	112.22%	110.77%	109.61%	108.64%	107.84%	107.15%	106.55%	106.04%	105.58%	105.18%	104.81%	104.49%	104.19%	103.92%
89	118.15%	112.83%	111.10%	109.74%	108.64%	107.74%	106.99%	106.35%	105.80%	105.32%	104.89%	104.52%	104.18%	103.88%	103.61%	103.36%
90	116.68%	111.72%	110.10%	108.82%	107.80%	106.95%	106.25%	105.65%	105.14%	104.69%	104.30%	103.95%	103.64%	103.36%	103.11%	102.88%
91	115.34%	110.75%	109.23%	108.03%	107.06%	106.27%	105.61%	105.05%	104.56%	104.15%	103.78%	103.46%	103.17%	102.91%	102.68%	102.46%
92	114.10%	109.88%	108.46%	107.33%	106.42%	105.68%	105.05%	104.53%	104.07%	103.68%	103.34%	103.04%	102.77%	102.53%	102.31%	102.12%
93	112.92%	109.09%	107.78%	106.72%	105.87%	105.17%	104.58%	104.08%	103.65%	103.29%	102.96%	102.68%	102.42%	102.20%	101.99%	101.97%
94	111.76%	108.36%	107.16%	106.18%	105.39%	104.73%	104.17%	103.70%	103.30%	102.95%	102.65%	102.38%	102.14%	101.97%	101.97%	101.00%
95	110.54%	107.64%	106.57%	105.68%	104.95%	104.33%	103.81%	103.37%	103.00%	102.67%	102.38%	102.14%	101.97%	101.00%	101.00%	101.00%
96	109.18%	106.83%	105.91%	105.14%	104.47%	103.91%	103.43%	103.02%	102.67%	102.36%	102.10%	101.97%	101.00%	101.00%	101.00%	101.00%
97	107.63%	105.91%	105.20%	104.56%	104.00%	103.50%	103.07%	102.69%	102.36%	102.07%	101.97%	101.00%	101.00%	101.00%	101.00%	101.00%
98	105.76%	104.74%	104.28%	103.84%	103.44%	103.05%	102.70%	102.37%	102.07%	101.97%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
99	103.34%	103.01%	102.84%	102.68%	102.52%	102.35%	102.19%	102.03%	101.97%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
100	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
101	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
102	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
103	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
104	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
105	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
106	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
107	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
108	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
109	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
110	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
111	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
112	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
113	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
114	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%

Table: Age:	Standard	150% 2	175% 3	200% 4	225% 5	250% 6	275% 7	300% 8	325% 9	350% 10	375% 11	400% 12	425% 13	450% 14	475% 15	500% 16
115	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
116	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
117	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
118	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
119	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
120	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%

ADDITIONAL INFORMATION
Additional information about the Policy is available in the Statement of Additional Information dated March 31, 2020, and which is part of this prospectus.
Your questions and/or requests for a free copy of the Statement of Additional Information or a free personalized illustration should be directed to: Principal Executive Variable Universal Life III, Principal Financial Group, P.O. Box 10431, Des Moines, Iowa 50306-0431, 1-800-247-9988. You may also contact us through our internet site: www.principal.com
Reports and other information about the Policy (including the Statement of Additional Information) are available on the Commission’s internet site at http://www.sec.gov.

Principal® Executive Variable Universal Life III
Investment Company Act File No. 333-234718